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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-2361

ING VP Intermediate Bond Portfolio

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2008 to December 31, 2008

ITEM 1.                             REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2008

Classes ADV, I and S

ING Variable Product Funds

Domestic Equity and Income Portfolios

■ ING VP Balanced Portfolio

■ ING VP Growth and Income Portfolio

Domestic Equity Growth Portfolios

■ ING Opportunistic LargeCap Growth Portfolio (formerly, ING VP Growth Portfolio)

■ ING VP Small Company Portfolio

Domestic Equity Value Portfolio

■ ING Opportunistic LargeCap Value Portfolio (formerly, ING VP Value Opportunity Portfolio)

Fixed-Income Portfolios

■ ING VP Intermediate Bond Portfolio

■ ING VP Money Market Portfolio

Global Equity Portfolio

■ ING BlackRock Global Science and Technology Portfolio (formerly, ING VP Global Science and Technology Portfolio)

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	19

Report of Independent Registered Public Accounting Firm	21

Statements of Assets and Liabilities	22

Statements of Operations	26

Statements of Changes in Net Assets	28

Financial Highlights	32

Notes to Financial Statements	35

Portfolios of Investments	54

Tax Information	113

Director/Trustee and Officer Information	114

Advisory Contract Approval Discussion	119

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT'S LETTER

Dear Shareholders,

We are in the midst of one of the most challenging periods ever faced by investors, and we at ING Funds are aware of the anxiety that you may be feeling at this time.

I want to assure you that we are actively engaged in monitoring the situation and are committed to keeping you fully informed of how the rapidly unfolding events around us may impact your investments with our company.

We recognize that the confidence of many investors is being tested, perhaps as never before. It is understandable that some of you may be second guessing your investment strategy due to these recent events. We encourage you to work with your investment professional and seek out their advice about your portfolio in light of the current conditions. But we also urge investors not to make rash decisions. ING Funds still believes that a well-diversified, globally allocated portfolio remains the most effective investment strategy of all. We ask that investors not lose sight of their commitment to the long-term.

We thank you for your support and confidence and we look forward to continuing to do business with you in the future.

Sincerely,

Shaun Mathews
President & Chief Executive Officer
ING Funds
January 23, 2009

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2008

In our semi-annual report, we described a failed second quarter rally that fizzled when investors realized that borderline recessionary conditions and a credit crunch had not gone away. By year-end, governments were committing previously unimaginable sums of taxpayer money to prevent systemic collapse. Global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below) plunged 29.70% in the six months ended December 31, 2008 (down 38.70% for the entire fiscal year). (The MSCI World® Index plunged 40.71% for the entire fiscal year, measured in U.S. dollars.) In currencies, the dollar at first drifted near record lows against the euro. But the tide turned in mid-July and for the six months ended December 31, 2008, the dollar strengthened by 12.10% (4.50% for the entire fiscal year). The dollar also soared 37.80% against the pound for the six months ended December 31, 2008 (37.90% for the entire fiscal year). But the yen advanced as carry trades (essentially short yen positions) were unwound and the dollar fell 14.90% for the six months ended December 31, 2008 (down 19.60% for the entire fiscal year).

Even more dramatic was the price of oil which marched to an all-time high of around $147 per barrel in mid-July, only to lose more than two thirds of that price by December 31, 2008.

The economic statistics remained bleak. By the end of October, the Standard & Poor's ("S&P")/Case-Shiller National U.S. Home Price Index(2) of house prices had fallen a record 18% over the year. New home sales were at 1991 levels. Some 45% of existing home sales were distressed.

Payrolls declined in every month of 2008, as the number of people claiming unemployment reached 4.1 million, a 26-year high. Gross domestic product ("GDP") fell at an annualized rate of 0.50% in the third quarter, and the National Bureau of Economic Research announced that the recession had actually started in December 2007.

Yet these were side-shows to the fireworks display in the financial sector, where major institutions — hanging by a thread through problems rooted in unwise mortgage borrowing, lending and investment — met different fates in September 2008 at the hands of the U.S. government.

The Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") were taken into "conservatorship." Merrill Lynch was acquired by the Bank of America with a wink from the authorities. AIG received an $85 billion loan from a reluctant government, which also took a 79.90% equity stake in AIG. But Lehman Brothers having sought capital, then a buyer, found neither and was left to file for Chapter 11 bankruptcy protection.

The U.S. government was now in the position of choosing winners and losers among financial institutions: none too successfully, for it quickly became obvious that by pointedly leaving Lehman Brothers to go under, a credit crisis had become a credit market collapse. Lending all but seized up.

Policy response was huge but at least initially muddled. A Troubled Asset Relief Plan ("TARP") would set up a $700 billion fund to buy illiquid mortgage securities from financial institutions. But on November 12, 2008 with half of the money already used to recapitalize banks, Treasury Secretary Paulson announced that the rest of the funds would not be used to buy illiquid mortgage securities after all. This merely renewed the pressure on the holders of such securities like Citigroup, which within two weeks received guarantees from the government against losses and another $20 billion in capital.

Other programs were of more practical use, like support for the commercial paper market and a guarantee facility for money market funds. Arguably the most effective measure was the announced intention to buy vast quantities of agency mortgage-backed securities and debentures. This had the effect of driving down rates on the 30-year mortgage towards 5.00%, a record low. In the meantime, the newly-elected president promised a stimulus package worth approximately $1 trillion. And by year end, the Federal Open Market Committee ("FOMC") reduced interest rates to a range of between 0% and 0.25%.

2008 ended with much gloom and bad news still to come, but the platform for recovery was perhaps taking shape.

In U.S. fixed-income markets, yields on the 90-day Treasury Bills briefly turned negative in December 2008, while the yield on the ten-year Treasury Note fell below 2.50%, something we had not seen in 50 years. The Barclays Capital U.S. Aggregate Bond Index(3), formerly known as the Lehman Brothers U.S. Aggregate Bond Index, of investment grade bonds returned 4.10% for the six months ended December 31, 2008, (5.20% for the

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2008

entire fiscal year). By contrast, high yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(4), formerly known as the Lehman Brothers High Yield Bond — 2% Issuer Constrained Composite Index, behaved more like a stock index and returned (25.10)% for the six months ended December 31, 2008 (down 25.90% for the entire fiscal year).

U.S. equities, represented by the S&P 500® Composite Stock Price ("S&P 500®") Index(5), including dividends, returned (28.50)% for the six months ended December 31, 2008, (down 37.00% for the entire fiscal year), increasingly unimpressed by sharply falling oil prices. Profits for S&P 500® Index companies suffered their fifth straight quarter of decline, led again by the financials sector, although taxpayer money was also potentially committed to save the big three auto makers from bankruptcy. On November 20, 2008, the S&P 500® Index plumbed a level not seen since April 1997, before a December recovery.

In international markets, plainly entering recession, the MSCI Japan® Index(6) slumped 35.90% for the six months ended December 31, 2008, (down 42.60% for the entire fiscal year). The strengthening yen hit exports in an export-dependent economy even as global demand slowed for other reasons. The MSCI Europe ex UK® Index(7) sagged 29.40% for the six months ended December 31, 2008 (down 43.20% for the entire fiscal year), beset by sharply falling economic activity and a European Central Bank in denial that inflation was falling fast. Finally, rates were reduced by an unprecedented 175 basis points (or 1.75%) in two months near the end of the year while governments, one after the other, proposed large stimulus packages. In the UK, the MSCI UK® Index(8) fell 19.40% for the six months ended December 31, 2008 (down 28.50% for the entire fiscal year). The UK had allowed a bigger housing bubble than the United States and deeper personal indebtedness in an economy more dependent on the financial sector. Rates were reduced to 1951 levels as venerable banks ceased to exist as independent entities.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(5)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING VP BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING VP Balanced Portfolio (the "Portfolio") seeks to maximize investment return consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the judgment of the Portfolio's management, of which of those sectors or mix thereof offers the best investment prospects. The Portfolio is managed by Omar Aguilar, Ph.D., James Kauffmann and Paul Zemsky, Portfolio Managers*, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class I shares provided a total return of (28.10)% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), the Barclays Capital U.S. Aggregate Bond Index**(2) and the Composite Index(3) (60% S&P 500® Index/40% Barclays Capital U.S. Aggregate Bond Index), which returned (37.00)%, 5.24% and (22.06)%, respectively, for the same period.

Portfolio Specifics: Asset allocation results had a modest positive impact on performance of the Portfolio during 2008, mainly due to our defensive cash positioning.

The performance of the domestic equity portion of the Portfolio was in line with the S&P 500® Index. Stock selection in the larger-cap stocks proved most successful during the year. Selection in the smallest-cap stocks added value, whereas both an average overweight position and stock selection within the mid-cap names detracted from performance. Both Amgen, Inc. and BB&T Corp. were strong performers during the year, as well as Bristol-Myers Squibb Co. and AutoZone, Inc.

The year 2008 turned out to be a painful one for investors. Negative absolute returns in all equity classes were the result of a year underscored by a litany of issues: an escalating financial crisis; global recession fears; geopolitics; collapses of storied financial firms; unparalleled levels of market volatility; threat of deflation; and a credit crunch that dried up liquidity in the bond markets. The housing market continues to weaken, industrial production has slowed and unemployment has risen. Intervention from the Federal Reserve Board (the "Fed") and the U.S. Department of the Treasury appears to have slowed down the pace of negative news, but has not, as yet, halted it.

The fixed income portion of the Portfolio underperformed the Barclays Capital U.S. Aggregate Bond Index, in a very difficult year. A large source of underperformance was the Portfolio's underweight in Treasuries, which hurt when investors fled to their relative safety. The Portfolio was also overweight many of the sectors hit hardest by this risk aversion, including financials, corporate bonds and off-benchmark holdings in non-agency residential mortgage-backed securities. The yield curve, duration and currency exposures of the Portfolio were beneficial for the year, but not by a large enough margin to overcome the negative selection effect.

Current Strategy and Outlook: Looking forward, we believe the recession will continue for the next two quarters, with growth resuming in the second half of 2009. We expect headline inflation to decline, and perhaps turn negative, but we don't believe we are in the midst of a deflationary spiral. Finally, we believe a large fiscal stimulus program will be enacted by Congress early in 2009. We ended the year overweight in equity versus fixed income, but would be looking to pare back our equity position until the effects of the fiscal stimulus are more evident.

Allocations between equities and fixed income are dependent on our quantitative asset allocation model, which uses the factors mentioned above and not on a qualitative evaluation of the bond versus the equity markets.

*  Effective January 13, 2009, Omar Aguilar, Ph.D. and James Kauffmann are replaced by Vincent Costa, Michael Hyman and Christine Hurtsellers as co-portfolio managers to the Portfolio.

**  Formerly known as the Lehman Brothers U.S. Aggregate Bond Index. As of October 31, 2008, all Lehman Brothers indices were renamed: the words "Lehman Brothers" changed to "Barclays Capital."

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Investment Type Allocation
as of December 31, 2008
(as a percent of net assets)

Common Stock	61.4%
U.S. Government Agency Obligations	12.9%
Collateralized Mortgage Obligations	9.8%
Corporate Bonds/Notes	9.8%
U.S. Treasury Obligations	4.7%
Real Estate Investment Trusts	1.4%
Asset-Backed Securities	1.2%
Municipal Bonds	0.5%
Preferred Stock	0.3%
Other Assets and Liabilities — Net*	(2.0)%
Net Assets	100.0%

*  Includes short-term investments related to commercial paper, ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Federal Home Loan Mortgage Corporation,
5.500%, due 02/12/37	3.7%
ExxonMobil Corp.	3.1%
Federal National Mortgage Association,
5.000%, due 01/12/36	2.1%
U.S. Treasury Note, 1.250%, due 11/30/10	1.9%
Federal National Mortgage Association,
6.000%, due 02/12/37	1.2%
Hewlett-Packard Co.	1.1%
U.S. Treasury Bond, 4.375%, due 02/15/38	1.1%
International Business Machines Corp.	1.0%
Wal-Mart Stores, Inc.	1.0%
Federal Home Loan Mortgage Corporation,
6.000%, due 01/15/29	1.0%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING VP BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class S May 29, 2003
Class ADV	(28.62)%	—	—	(13.46)%		—
Class I	(28.10)%	(0.97)%	0.94%	—		—
Class S	(28.28)%	(1.25)%	—	—		0.66%
S&P 500® Index(1)	(37.00)%	(2.19)%	(1.38)%	(18.47	)%(4)	0.77	%(5)
Barclays Capital Aggregate U.S. Bond Index(2)	5.24%	4.65%	5.63%	6.10	%(4)	4.15	%(5)
Composite Index(3)	(22.06)%	0.71%	1.69%	(9.01	)%(4)	2.33	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Balanced Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2) The Barclays Capital Aggregate U.S. Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The Composite Index consists of 60% of return of (securities included in) the S&P 500® Index and 40% of the return of (securities included in) the Barclays Capital Aggregate U.S. Bond Index.

(4) Since inception performance for the indices is shown from January 1, 2007.

(5) Since inception performance for the indices is shown from June 1, 2003.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING VP Growth and Income Portfolio (the "Portfolio") seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christopher F. Corapi, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class I shares provided a total return of (37.63)% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), which returned (37.00)% for the same period.

Portfolio Specifics: During this period, the Portfolio was hurt by weak stock selection within the industrials and telecom sectors. Within industrials, our underweight position in United Parcel Service, Inc. ("UPS") detracted from results. UPS held up better than its peers due to its defensive characteristics and attractive dividend yield. Also, Quanta Services, Inc. ("Quanta") declined significantly after a disappointing fourth quarter due to delays in telecom spending. Although some of the projects were pushed out as a result of typical permitting and bureaucratic delays rather than credit-related issues, investors took this as a sign of weakness in the transmission cycle. We continue to believe that the transmission cycle is still alive and believe that Quanta offers a less-cyclical, multi-year growth story at a reasonable price.

Within telecom, the Portfolio's position in Sprint Nextel Corp. ("Sprint") detracted from results during the period. The stock was punished in the fourth quarter due to liquidity concerns. We believe that these concerns were overblown and expect Sprint to be able to stabilize its market share through its continued efforts to improve customer service and reduce costs.

The Portfolio benefited from strong stock selection in the financials, utilities and healthcare sectors. Avoiding or underweighting some of the worst performing financial names, including AIG, the Government-Sponsored Entities ("GSEs") like Fannie Mae and Freddie Mac, and Merrill Lynch, helped relative performance during this period. Our emphasis on companies with lower credit and capital markets exposures, such as life and property/casualty insurers, also contributed to results. Within utilities, investments in NSTAR and Pacific Gas & Electric Co ("PG&E"). held up well due to their defensive characteristics and low exposure to fluctuations in commodity prices.

Abbott Laboratories ("Abbott") and Teva Pharmaceutical Industries Ltd. ("Teva") were two health-care names that aided relative returns. Abbott's diversified business mix and multiple product approvals and launches helped it withstand a pretty brutal market and outperform its peers. Within healthcare, generics were one of the safest places to be this year given limited scrutiny from Washington and limited risk to earnings versus other healthcare names. Teva, a premier generic manufacturer, benefited from having one of the broadest and deepest pipelines for upcoming patent losses on branded drugs.

Current Strategy and Outlook: Currently, the Portfolio is positioned in companies that we believe have strong or improving competitive positions, robust end markets or superior capital allocation opportunities. We believe each stock possesses an attractive valuation and a clear catalyst to improve it. Top holdings include Exxon-Mobil Corp. ("ExxonMobil"), Royal Dutch Shell PLC ("Royal Dutch Shell"), PG&E and Wells Fargo & Co ("Wells Fargo"). Within energy, we continue to favor integrated oil companies such as Exxon-Mobil and Royal Dutch Shell that have strong balance sheets, high dividend yields and good management teams.

We continue to like PG&E as a defensive play within the utility sector. The company is currently trading at an attractive valuation versus its peers and has a good balance sheet, a high dividend yield and no exposure to commodity or customer usage risk. Finally, we believe Wells Fargo's recent acquisition of Wachovia was an extremely favorable deal, which will lead to synergies and will allow its premier banking franchise to achieve national scale.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2008
(as a percent of net assets)

ExxonMobil Corp.	6.3%
Procter & Gamble Co.	3.2%
Wells Fargo & Co.	2.9%
JPMorgan Chase & Co.	2.7%
AT&T, Inc.	2.1%
Philip Morris International, Inc.	1.9%
General Electric Co.	1.9%
Gilead Sciences, Inc.	1.8%
Wal-Mart Stores, Inc.	1.8%
Google, Inc. — Class A	1.8%

Portfolio holdings are subject to change daily.

ING VP GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class S June 11, 2003
Class ADV	(37.94)%	—	—	(18.46)%		—
Class I	(37.63)%	(2.16)%	(3.18)%	—		—
Class S	(37.82)%	(2.43)%	—	—		(0.19)%
S&P 500® Index(1)	(37.00)%	(2.19)%	(1.38)%	(18.47	)%(2)	0.77	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Growth and Income Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance for the index is shown from January 1, 2007.

(3) Since inception performance for the index is shown from June 1, 2003.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING OPPORTUNISTIC LARGE CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Opportunistic Large Cap Growth Portfolio (the "Portfolio") seeks growth of capital through investment in a diversified portfolio consisting primarily of common stock and securities convertible into common stocks believed to offer growth potential. The Portfolio is managed by Omar Aguilar, Ph.D. and Vincent Costa, CFA, Portfolio Managers* of ING Investment Management Co. ("INGIM")— the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class I shares provided a total return of (44.06)% compared to the Russell 1000® Growth Index(1), which returned (38.44)% for the same period.

Portfolio Specifics: The Portfolio had a challenging year, underperforming its benchmark for the period.

Equity markets started the year with a turbulent first quarter as volatility spiked, in part, due to the relatively quick changes between the growth and value regimes. This period was particularly difficult for quantitative strategies as the performance of the factors was volatile through the period, making it difficult to sustain a positive model performance.

During the first quarter, we saw a brief change in market leadership from growth to value in January, which was accompanied by a spike in volatility. In February, valuation factors ended their brief comeback while price momentum drove returns. Valuation factors continued their underperformance in March, with factors like free cash flow to price causing the worst underperformance in the healthcare sector.

In the second quarter, security selection in the healthcare and information technology sectors hurt performance. The healthcare sector suffered as some pharmaceutical companies cut their earnings forecasts, with names like Forest Laboratories, Inc. and Perrigo Co. hurting the most. In the technology sector securities in the semiconductor and hardware industries hurt performance. Stocks such as MEMC Electronic Materials, Inc. and Arrow Electronics, Inc. slipped due to lower than expected earnings. In the energy sector our models were unable to keep up with momentum and the Portfolio got hurt by underweight positions in Schlumberger Ltd. and Halliburton Co., which were sharply higher due to a steep increase in crude oil prices.

In the second half of the year our dynamic factor model began pointing more towards valuation and quality factors, resulting in a slight overweight of these factors. This helped performance slightly in the third quarter as valuation factors bounced back; however, they turned negative in September wiping out all the gains from July and August. Market recognition factors, which were in favor for most of the year, turned sharply negative during the period.

Valuation factors continued to perform well in the fourth quarter with factors like forward and trailing earnings to price as well as price to free cash flow doing well in November and December. However, market recognition factors such as analyst estimate revisions and earnings trends that worked well early in the quarter underperformed toward the end of the year hurting returns.

Overall, security selection detracted from performance with selection in the healthcare, industrials, consumer discretionary and information technology sectors hurting returns. These losses were partially offset by security selection in the energy and financials sectors.

Current Strategy and Outlook: Our research builds a structured portfolio of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The evaluation includes every stock in the index.

At the close of the reporting period, the Portfolio was overweight in the consumer discretionary and healthcare sectors and underweight in the information technology and utilities sectors.

*  Effective January 13, 2009, Mr. Aguilar is no longer a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2008
(as a percent of net assets)

Apple, Inc.	3.9%
Procter & Gamble Co.	3.7%
Lockheed Martin Corp.	3.5%
TJX Cos., Inc.	2.9%
Xilinx, Inc.	2.8%
Altera Corp.	2.7%
Cooper Industries Ltd.	2.5%
CA, Inc.	2.5%
Sunoco, Inc.	2.5%
Fluor Corp.	2.5%

Portfolio holdings are subject to change daily.

ING OPPORTUNISTIC LARGECAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class S November 1, 2001
Class ADV	(44.38)%	—	—	(19.19)%		—
Class I	(44.06)%	(4.51)%	(4.40)%	—		—
Class S	(44.21)%	(4.76)%	—	—		(3.78)%
Russell 1000® Growth Index(1)	(38.44)%	(3.42)%	(4.27)%	(17.03	)%(2)	(2.08)%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Opportunistic LargeCap Growth Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 1000® Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth. The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(2) Since inception performance for the index is shown from January 1, 2007.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING VP Small Company Portfolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, and Steve Salopek, Portfolio Managers of ING Investment Management Co. — the Sub Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class I shares provided a total return of (31.05)% compared to the Russell 2000® Index(1), which returned (33.79)% for the same period.

Portfolio Specifics: Despite the recent rally of nearly 30% for the Russell 2000® Index, the index was down over 33% for the year. This past year was the worst year since 1973 for small-cap stocks and there were few places to hide. Returns were negative across all sectors — fewer than one in five stocks of the index turned in positive results. However, small-caps did outperform both large-caps and mid-caps due to better performance by financials. Energy was down almost 50% for the year due to the significant decline in the price of oil and the fact that the current economic environment is unfavorable for energy.

Stock selection within industrials, financials, utilities and materials benefited the Portfolio during the period. Our underweight in consumer discretionary also added to performance, as the sector was down over 47% for the year. Notable outperformance within industrials was due to strong stock selection within aerospace and defense, commercial services and supplies and professional services. Financials benefited from stock selection within thrifts and mortgage finance and real estate investment trusts ("REITs").

Stock selection within the energy, technology and healthcare sectors detracted most from performance. In energy, returns were held back by our slight overweight position and stock selection within energy equipment and services and oil, gas and consumable fuels. Within technology, stock selection within communications equipment and electronic equipment instruments and components detracted from performance. Underperformance in healthcare is attributable to stock selection among pharmaceuticals.

Greatbatch, Inc. ("Greatbatch") and First Niagara Financial Group, Inc. ("First Niagara") contributed significantly to performance over the period. First Niagara provides retail and commercial banking and financial services. The stock's outperformance was mainly driven by the bank's overall capital strength, disciplined underwriting and lack of exposure to the troubled loan segments, e.g., sub-prime mortgages, construction lending and speculative development. While the company has not been immune to the problems facing the banking sector throughout 2008, the strength of its balance sheet has allowed it to outperform relative to its peers.

Greatbatch is a leading developer and manufacturer of critical components used in medical devices for the cardiac rhythm management, neurostimulation, vascular and interventional radiology markets. The company executed well on its acquisition strategy, which helped it diversify from its cardiac rhythm management franchise and provide greater stability/visibility to its operating earnings. Also, the street was initially skeptical of the company's ability to diversify and execute on the diversification strategy. As each quarter passed, the company's execution proved to be flawless and the firm gained substantial momentum as evidenced by increasing earnings and expanded margins.

Global Industries Ltd. ("Global Industries") and Arbitron, Inc. ("Arbitron") were two of the largest detractors from performance over the period. Global Industries provides construction and support services to the offshore oil and gas industry. The company had a difficult second quarter due to execution issues, which resulted in investors losing confidence in management, and due to a poor macro environment for energy. We no longer hold a position in this company.

Arbitron, which measures the listening audience for radio and provides this data to both radio stations and advertisers, recently lost market share to a competitor. We continue to hold this name, as the company remains the market leader, expectations have been reset and we believe the valuation is reasonable.

Current Strategy and Outlook: We continue to focus on companies with strong balance sheets and cash flow generation capabilities. We are conscious of the difficulties in the current economic environment. We believe, however, that the economy will begin to improve in 2009 due to the massive amount of monetary stimulus being pumped into the system globally.

Accordingly, we have begun to increase our exposure to more early cyclical companies. Within financials, we continue to mitigate risk through diversification and are invested across the financial sector, in banks, diversified financials, insurance companies and real estate investments trusts ("REITS"). The banks that we own are typically over-capitalized and have higher reserves than industry averages. We continue to take advantage of the volatility in the market to acquire attractively valued companies whose share prices we believe are not trading on fundamentals.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

iShares Russell 2000 Index Fund	3.0%
Watson Wyatt Worldwide, Inc.	1.2%
Cleco Corp.	1.1%
CACI International, Inc.	1.1%
Portland General Electric Co.	1.1%
Moog, Inc.	1.1%
Solera Holdings, Inc.	1.0%
Waste Connections, Inc.	1.0%
Regal-Beloit Corp.	1.0%
Silgan Holdings, Inc.	1.0%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I, repurchase agreement and securities lending collateral.

Portfolio holdings are subject to change daily.

ING VP SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 16, 2008	Since Inception of Class S November 1, 2001
Class ADV	—	—	—	4.04%	—
Class I	(31.05)%	1.47%	5.12%	—	—
Class S	(31.28)%	1.14%	—	—	3.00%
Russell 2000® Index(1)	(33.79)%	(0.93)%	3.02%	N/A(2)	3.49%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Small Company Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(2) Since inception performance for the index is not shown.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING OPPORTUNISTIC LARGE CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Opportunistic Large Cap Value Portfolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks. The Portfolio is managed by Omar Aguilar, Ph.D. and Vincent Costa — Portfolio Managers* of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class I shares provided a total return of (35.61)% compared to the Russell 1000® Value Index(1) and the Russell 1000® Index(2), which returned (36.85)% and (37.60)%, respectively, for the same period.

Portfolio Specifics: Security selection drove performance for the period, with selection in the financials, energy and consumer discretionary sectors benefiting returns. These gains were partially offset by security selection in the industrials and health care sectors. Underweight positions in the financials and materials sectors as well as an overweight position in the consumer staples sector also benefited results for the period.

2008 began with a spike in volatility, but during the rest of the first half of the year market recognition factors such as sales growth and analyst estimate revisions re-asserted themselves and drove performance. Quality and valuation factors such as book to price, dividend yield and capital expenditure to sales did not work well. Sectors such as banks and utilities benefited from the good performance of market recognition factors. In contrast, market recognition factors in the energy, health care, industrials and financials services sectors could not offset the severe underperformance of the valuation factors.

After a challenging first quarter our quantitative strategies stabilized in the second quarter as the markets began to return to company fundamentals. The Portfolio rebounded and offset much of its loss from the first quarter. Our dynamic factor weighting model helped us tilt the Portfolio's weights away from deep value factors like book to price, steering it to an underweight position in the financials sector, which fell sharply during the second quarter. The tilt also helped security selection within the consumer staples sector, particularly in food and staples retailing names such as Kroger Co.

In the second half of the year the Portfolio's dynamic factor model began pointing more towards valuation and quality factors, resulting in a slight overweight of these factors. Regrettably, after a promising start in July and August, these factors turned negative in September and wiped out all their previous gains. Market recognition factors also turned sharply negative and detracted from performance. Quality factors that were flat for the year performed well during the third quarter.

The shift to value and quality paid off in the fourth quarter, as factors like forward and trailing earnings to price and price to free cash flow performed extremely well. Quality factors such as capital expenditures to deprecation also helped returns during the fourth quarter. Finally, market recognition factors such as analyst estimate revisions and earnings trends worked well early in the quarter but faded toward the end of the year.

Current Strategy and Outlook: Our research builds a structured portfolio of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The evaluation includes every stock in the index.

At the close of the reporting period, portfolio overweightings included the energy and information technology sectors and underweightings included the financials sectors and materials sectors.

*  Effective January 13, 2009, Mr. Aguilar is no longer a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

ExxonMobil Corp.	8.2%
Pfizer, Inc.	4.5%
AT&T, Inc.	4.5%
ConocoPhillips	4.1%
Forest Laboratories, Inc.	2.9%
Chevron Corp.	2.7%
Gap, Inc.	2.7%
Kroger Co.	2.7%
Time Warner, Inc.	2.6%
Valero Energy Corp.	2.4%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING OPPORTUNISTIC LARGECAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class S July 16, 2001
Class ADV	(36.01)%	—	—	(19.01)%		—
Class I	(35.61)%	(1.93)%	(0.03)%	—		—
Class S	(35.80)%	(2.17)%	—	—		(3.78)%
Russell 1000® Value Index(1)	(36.85)%	(0.79)%	1.36%	(20.60	)%(3)	0.16	%(4)
Russell 1000® Index(2)	(37.60)%	(2.04)%	(1.09)%	(18.76	)%(3)	(1.76	)%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Opportunistic LargeCap Value Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the indices. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, which more closely tracks the types of securities in which the Portfolio invests than the S&P 500® Composite Stock Price Index.

(2) The Russell 1000® Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(3) Since inception performance for the indices is shown from January 1, 2007.

(4) Since inception performance for the indices is shown from August 1, 2001.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING VP Intermediate Bond Portfolio (the "Portfolio") seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by James Kauffmann, Portfolio Manager* of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class I shares provided a total return of (8.41)% compared to the Barclays Capital U.S. Aggregate Bond Index**(1), which returned 5.24% for the same period.

Portfolio Specifics: Most pundits agree that 2008 was a record-breaking annus horribilis. Global de-leveraging worsened volatility across asset classes, and fixed income was not immune. In December, the National Bureau of Economic Research officially declared that the United States had been in recession for a year.

Home prices declined precipitously across major metro areas, foreclosures sky-rocketed and investors largely abandoned the residential mortgage-backed securities ("RMBS") market. Yields on U.S. Treasuries reached historic lows as investment grade corporate debt spreads widened to a level implying an expected default rate of 30%, which tops the experience of the Great Depression, when corporate defaults totaled about 20%.

Central banks around the globe frantically reduced short-term rates in the face of rapidly deteriorating economic conditions. Fiscal stimulus programs were initiated in most major economies. Here in the U.S., the Federal Open Market Committee reduced the federal funds rate at each meeting, eventually settling at 0.25% by year-end. The Federal Reserve Board (the "Fed") also indicated it would purchase large quantities of agency debt and mortgage-backed securities to support the mortgage and housing market. As a result, the markets calmed down a bit in the waning days of 2008.

The Portfolio was underweight Treasuries for most of the year, which hurt performance. The Portfolio was overweight many of the sectors hit hardest by risk aversion, including non-agency residential mortgage-backed securities ("RMBS"), financials and corporate bonds. Given that non-agency RMBS are not in the benchmark, our positions led to significant underperformance versus the benchmark. Additionally, we were too early in adding corporate risk back into the Portfolio following the rescue of Bear Stearns in March; this renewed focus detracted from results when Lehman Brothers went bankrupt in September.

Our investment process focuses on security selection, which was clearly out of favor in 2008. We tend to focus on unique corporate bonds, which are often lower in the capital structure and may trade at a discount to their intrinsic value. Unfortunately, the bond market cared little about important distinctions between bonds and witnessed an unprecedented flight to quality.

We did, however, avoid the underperformance of high yield and emerging market debt by being largely absent those sectors. Although yield curve, duration and currency exposures changed throughout a highly volatile year, the decisions made in this risk area were largely beneficial.

Current Outlook and Strategy: We believe the government will continue to deploy significant amounts of capital in an effort to combat liquidity constraints, which will lead to larger deficits but also a possibility of better economic growth in the future. But since we also believe the Fed will not be raising rates anytime soon, we think that Treasury rates will continue to be range-bound; therefore, we believe a relative neutral duration and curve exposure, with small tactical moves, is warranted at this time.

In an economy where cash flow is scarce and both individuals and corporations want to de-lever we believe it is prudent to be in the higher end of the capital structure where debt holders are the beneficiaries of limited cash flows to the detriment of equity holders. In our opinion, U.S. investment grade bonds offer attractive value.

We believe that in a market where the government is controlling a majority of the outcomes we should invest along with the government. Therefore, some of the companies we own either will have some sort of government support, or their ratings will allow them to sell commercial paper directly to the Fed. Other criteria are that they belong to an extremely important sector for the economy, such as utilities or telecommunications and that they have strong cash flows and balance sheets.

The Portfolio remains overweight securitized assets and RMBS in particular. We still believe there are good investments with the potential for solid, long-term returns in some of these securities. The areas where we believe value exists include certain securities backed by prime jumbo loans with good borrower profiles, and even some ALT-A backed bonds that have a conforming balance and may be refinanced at a lower rate.

*  Effective January 13, 2009, James Kauffmann was replaced by Chris Diaz, Peter Guan, Michael Hyman and Christine Hurtsellers as co-portfolio managers to the Portfolio.

**  Formerly known as the Lehman Brothers U.S. Aggregate Bond Index. As of October 31, 2008, all Lehman Brothers indices were renamed: the words "Lehman Brothers" changed to "Barclays Capital."

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Investment Type Allocation
as of December 31, 2008
(as a percent of net assets)

U.S. Government Agency Obligations	39.0%
Corporate Bonds/Notes	27.7%
Collateralized Mortgage Obligations	19.6%
U.S. Treasury Obligations	15.9%
Asset-Backed Securities	2.1%
Municipal Bonds	1.0%
Preferred Stock	0.5%
Other Assets and Liabilities — Net*	(5.8)%
Net Assets	100.0%

*  Includes short-term investments related to certificates of deposit, commercial paper, ING Institutional Prime Money Market Fund — Class I, securities lending collateral and U.S. Treasury Bills.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Federal Home Loan Mortgage Corporation,
5.500%, due 02/12/37	10.3%
Federal National Mortgage Association,
5.000%, due 01/12/36	7.6%
U.S. Treasury Note, 2.000%, due 11/30/13	3.7%
U.S. Treasury Bond, 3.750%, due 11/15/18	3.6%
U.S. Treasury Bond, 4.375%, due 02/15/38	2.7%
Government National Mortgage Association,
6.000%, due 02/15/34	2.7%
U.S. Treasury Note, 1.125%, due 12/15/11	2.2%
Federal National Mortgage Association,
6.500%, due 02/12/37	1.7%
Federal National Mortgage Association,
6.000%, due 02/12/37	1.7%
Government National Mortgage Association,
5.500%, due 02/15/35	1.6%

*  Excludes short-term investments related to commercial paper, ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING VP INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class S May 3, 2002
Class ADV	(9.16)%	—	—	(2.17)%		—
Class I	(8.41)%	1.78%	4.06%	—		—
Class S	(8.73)%	1.51%	—	—		3.13%
Barclays Capital Aggregate U.S. Bond Index(1)	5.24%	4.65%	5.63%	6.10	%(2)	5.31	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Intermediate Bond Portfolio against the index indicated. An index has has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The Barclays Capital Aggregate U.S. Bond Index is an unmanaged index publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(2) Since inception performance for the the index is shown from January 1, 2007.

(3) Since inception performance for the index is shown from May 1, 2002.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP MONEY MARKET PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING VP Money Market Portfolio (the "Portfolio") seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of $1.00 per share*. The Portfolio is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's shares provided a total return of 2.67% compared to the iMoneyNet First Tier Retail Index(1), which returned 2.13% for the same period.

Portfolio Specifics: Calendar-year 2008 was one of the most difficult and challenging periods in history for money market funds. The first quarter was highlighted by near collapse of Bear Stearns and the subsequent buyout by JPMorgan. The Federal Reserve Board (the "Fed") aggressively cut interest rates a combined 2% during the quarter. This was one of many steps taken by the U.S. central bank along with the other central banks globally to address the illiquidity and credit stress in the market.

The second quarter was one of transition, from concern over lower economic growth leading to lower short-term rates to concern over inflation and the possibility of significant interest rate increases. The Fed lowered the federal funds rate in April 2008. Liquidity remained an issue but central bank actions prevented further market deterioration, and we saw modest improvement in conditions.

The third quarter was marked by the seizing up of the credit markets and loss of confidence as the government took over Fannie Mae and Freddie Mac, Lehman Brothers went bankrupt and market bellwethers such as General Electric, AIG and Wachovia faltered. The systemic risk and capital market panic that ensued resulted in a worldwide multi-sector collapse of virtually all risk-based asset prices.

The markets for short-term funding, such as money market funds, threatened to stop functioning. The Fed made an emergency inter-meeting cut of the federal funds rate from 2.00% to 1.50% on October 8, 2008. This was followed by another 0.50% cut at the October 29, 2008 meeting and an unprecedented step at the December 15–16, 2008 meeting where the Fed set a Fed funds target rate range of 0% to 0.25%. The Fed initiated a variety of innovative confidence building tactics, such as providing relief for the commercial paper markets and money market funds.

Our focus during the period was not on maximizing yield and return but on preservation of capital, reducing risk and increasing liquidity due to extreme risks in the market. The Portfolio was able to outperform its benchmark despite our risk reduction strategy.

The Portfolio did take on interest rate risk, primarily during the second half of the year, extending its weighted average maturity ("WAM") by buying longer term Treasury and agency securities. The Portfolio finished the year with a 78-day WAM, which is at the long end of its range. We avoided additional credit risk but gave up some incremental yield by not buying higher yielding debt of more marginal issues and structured securities not covered by the government programs. This strategy cushioned the impact of the rate cuts and declining yields, and we believe it should continue to do so in the current low rate environment going forward.

Current Strategy and Outlook: Going into the new year, we continue to emphasize reducing credit risk and maintaining excess liquidity. The Portfolio is targeting three times the normal 7% position in repurchase agreements. The Portfolio is targeting additional liquid positions that mature in fewer than seven days, as well as 35–45% exposure in asset backed commercial paper ("ABCP"), which is eligible to be sold to the Fed at amortized cost under one of its liquidity support programs. We have been extending ABCP maturities into March and April 2009, seeking to lock in the higher yields offered there relative to maturities in January 2009.

The Portfolio continues to reduce exposure to issuers that have not received direct central bank support or guarantees or are not covered by one of the various Fed/Treasury programs. Without these supports, such securities carry more risk and could be illiquid if we had to sell them prior to maturity. We continue to reduce the Portfolio's floating rate exposure through maturities and secondarily via outright sales, as this sector is expected to underperform in a low interest rate environment.

Principal Risk Factors: Please see the "Notes to Financial Statements" section for information regarding the Capital Support Agreement that the Portfolio has entered into.

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

*  Effective October 7, 2008, the Portfolio's investment objective was revised to state that it will seek to maintain a stable share price of $1.00 per share.

(1)  The iMoneyNet First Tier Retail Index is an unmanaged index that includes the most broadly based money market funds. This index is intended to be the comparative index for the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Investment Type Allocation as of December 31, 2008 (as a percent of net assets)
Commercial Paper	43.0%
U.S. Government Agency Obligations	17.0%
Corporate Bonds/Notes	13.1%
Repurchase Agreement	12.9%
Certificates of Deposit	2.8%
U.S. Treasury Notes	1.2%
Securities Lending Collateral	0.0%
Other Assets and Liabilities — Net	10.0%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING BLACKROCK GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING BlackRock Global Science and Technology Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, Erin Xie, PhD, Managing Director and Portfolio Manager and Jean M. Rosenbaum, CFA, Managing Director and Portfolio Manager of BlackRock Advisors, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class I shares provided a total return of (39.82)% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index") and the NYSE Arca Tech 100 IndexSM(2),which returned (37.00)% and (34.50)%, respectively, for the same period.

Portfolio Specifics: Over the past year, global equity markets suffered massive declines on the back of widespread market failures. During this time, the MSCI All-Country World Index closed down approximately 42.00% Looking back, the first half of 2008 saw a tug-of-war between the inflationary pressures of rising commodity prices and the deflationary pressures of collapsing credit markets. Once it became evident that inflation would not be an ongoing concern, central banks and governments shifted policy towards supporting economic growth. With the bailout of Bear Stearns in early March, followed by the unprecedented events of September, investor sentiment fell rapidly. As a result, equity volatility climbed, with the Chicago Board Options Exchange Volatility Index ("VIX") hitting its all-time high of roughly 90 on October 24. The year ended with a sharp rebound from mid-November lows as investors hoped economic recovery would be in store for 2009, but with concerns that those lows could be retested if data showed worse than expected economic conditions. In this environment, technology shares unperformed broader markets amidst uncertain economic conditions.

The Portfolio underperformed its reference benchmark, the NYSE Arca Tech 100SM Index for the fiscal year. Stock selection was the weakest component of attribution, while allocation effects somewhat offset these results. Within information technology ("IT"), weak selection came from internet software & services, communications equipment, and, to a lesser extent, from semiconductors and semiconductor equipment holdings. Names such as Baidu.com ADR, eBay, Inc., and VeriSign, Inc. within the internet software & services sub-industry fell by 50% or more during their holding periods. From an individual stock perspective, overweight positions in Apple, Inc., Google, Inc., and Microsoft Corp. had the greatest negative impact, as all experienced significant price depreciation over the period. In addition, stock selection within healthcare detracted, particularly within the pharmaceuticals and life science tools & services subsectors. Positive stock selection effects came from subindustries such as computer hardware and applications software, as we avoided or held underweights in many of the weakest names within these groups.

Overall allocation effects were positive. An underweight in the information technology sector over the time period contributed positively to allocation results. Within specific subsectors, holding an underweight in application software and computer hardware names contributed positively, as did overweighting the integrated telecommunications space. Additionally, holding cash in a down market helped preserve capital.

Current Strategy and Outlook: We continue to hold a diversified basket of technology shares as we remain cautious on the sector long-term. The industry cut production aggressively in response to the slower than expected demand in the fourth quarter of 2008 and the supply chain may need to be replenished in the near term. Longer-term, we believe there is excess production capacity that needs to be eliminated. Further, smaller players may struggle to stay alive due to credit strains and lack of liquidity. We continue to search for companies within IT that are the relative beneficiaries of the current distress and/or offer innovative new products. Within healthcare, we are relatively more constructive at this time on the large-cap biotechnology names, based on improving fundamentals and attractive valuations.

At year-end, the Portfolio was invested in IT, healthcare, industrials, and telecommunication services, with the remainder in consumer discretionary and consumer staples. Within IT, the Portfolio's primary overweights were in semiconductors, electronic components and home entertainment; significant underweights were in data processing & outsourced services, application software and communications equipment. Inside the healthcare portion of the portfolio, the Portfolio held overweights in healthcare equipment & supplies, and was underweight in pharmaceuticals and life science tools & services.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings* as of December 31, 2008 (as a percent of net assets)
International Business Machines Corp.	3.7%
Apple, Inc.	3.4%
Amgen, Inc.	3.3%
Genentech, Inc.	3.0%
Qualcomm, Inc.	2.9%
Lockheed Martin Corp.	2.5%
Hewlett-Packard Co.	2.3%
Genzyme Corp.	2.2%
Oracle Corp.	2.1%
Medtronic, Inc.	2.1%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING BLACKROCK GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2008

	1 Year	5 Year	Since Inception of Class ADV December 16, 2008	Since Inception of Class I May 1, 2000	Since Inception of Class S November 1, 2001
Class ADV	—	—	(1.22)%	—	—
Class I	(39.82)%	(3.25)%	—	(12.06)%	—
Class S(1)	(40.04)%	(3.51)%	—	—	(6.16)%
S&P 500® Index(2)	(37.00)%	(2.19)%	N/A(4)	(3.65)%	(0.36)%
NYSE Arca Tech 100 IndexSM(3)	(34.50)%	(2.13)%	N/A(4)	(6.08)%	(0.70)%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Global Science and Technology Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) On December 16, 2003, all outstanding shares of Class S were fully redeemed. On July 20, 2005, Class S recommenced operations. The returns for Class S include the performance for Class I, adjusted to reflect the higher expenses of Class S, for the period December 17, 2003 to July 19, 2005.

(2) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(3) The NYSE Arca Tech 100 IndexSM is a multi-industry technology index measuring the performance of companies using technology innovation across a broad spectrum of industries. It is comprised of 100 listed and over-the-counter stocks from 14 different subsectors including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

(4) Since inception performance for the indices is not shown.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, ING Investment Management Co. served as the investment adviser. Prior to January 1, 2004, the Portfolio was sub-advised by a different sub-adviser.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING VP Balanced Portfolio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008*	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008*
Class ADV	$1,000.00	$782.00	1.12%	$5.02	$1,000.00	$1,019.51	1.12%	$5.69
Class I	1,000.00	784.60	0.62	2.78	1,000.00	1,022.02	0.62	3.15
Class S	1,000.00	783.50	0.87	3.90	1,000.00	1,020.76	0.87	4.42
ING VP Growth and Income Portfolio
Class ADV	$1,000.00	$696.40	1.10%	$4.69	$1,000.00	$1,019.61	1.10%	$5.58
Class I	1,000.00	698.50	0.60	2.56	1,000.00	1,022.12	0.60	3.05
Class S	1,000.00	697.10	0.85	3.63	1,000.00	1,020.86	0.85	4.32
ING Opportunistic LargeCap Growth Portfolio
Class ADV	$1,000.00	$664.40	1.24%	$5.19	$1,000.00	$1,018.90	1.24%	$6.29
Class I	1,000.00	666.70	0.74	3.10	1,000.00	1,021.42	0.74	3.76
Class S	1,000.00	665.70	0.99	4.15	1,000.00	1,020.16	0.99	5.03

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING VP Small Company Portfolio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008*	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008*
Class ADV(1)	$1,000.00	$1,040.40	1.35%	$0.60	$1,000.00	$1,018.35	1.35%	$6.85
Class I	1,000.00	735.40	0.85	3.71	1,000.00	1,020.86	0.85	4.32
Class S	1,000.00	734.10	1.10	4.79	1,000.00	1,019.61	1.10	5.58
ING Opportunistic LargeCap Value Portfolio
Class ADV	$1,000.00	$749.30	1.21%	$5.32	$1,000.00	$1,019.05	1.21%	$6.14
Class I	1,000.00	749.60	0.71	3.12	1,000.00	1,021.57	0.71	3.61
Class S	1,000.00	748.70	0.96	4.22	1,000.00	1,020.31	0.96	4.88
ING VP Intermediate Bond Portfolio
Class ADV	$1,000.00	$921.00	1.00%	$4.83	$1,000.00	$1,020.11	1.00%	$5.08
Class I	1,000.00	926.30	0.50	2.42	1,000.00	1,022.62	0.50	2.54
Class S	1,000.00	924.90	0.75	3.63	1,000.00	1,021.37	0.75	3.81
ING VP Money Market Portfolio
Class I	$1,000.00	$1,010.30	0.35%	$1.77	$1,000.00	$1,023.38	0.35%	$1.78
ING BlackRock Global Science and Technology Portfolio
Class ADV(1)	$1,000.00	$987.80	1.56%	$0.68	$1,000.00	$1,017.29	1.56%	$7.91
Class I	1,000.00	687.60	1.06	4.50	1,000.00	1,019.81	1.06	5.38
Class S	1,000.00	685.70	1.31	5.55	1,000.00	1,018.55	1.31	6.65

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

(1)  Commencement of operations was December 16, 2008. Expenses paid for the Actual Portfolio Return reflect the 16 day period ended December 31, 2008.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders, Board of Directors/Trustees
ING VP Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING VP Intermediate Bond Portfolio, and ING VP Money Market Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING VP Balanced Portfolio, ING VP Growth and Income Portfolio, a series of ING Variable Funds, ING Opportunistic LargeCap Growth Portfolio (formerly, ING VP Growth Portfolio), ING VP Small Company Portfolio, ING Opportunistic LargeCap Value Portfolio (formerly, ING VP Value Opportunity Portfolio), and ING BlackRock Global Science and Technology Portfolio (formerly, ING VP Global Science and Technology Portfolio), each a series of ING Variable Portfolios, Inc., ING VP Intermediate Bond Portfolio, and ING VP Money Market Portfolio as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2008, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 27, 2009

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008

	ING VP Balanced Portfolio	ING VP Growth and Income Portfolio	ING Opportunistic LargeCap Growth Portfolio	ING VP Small Company Portfolio
ASSETS:
Investments in securities at value+*	$621,389,188	$1,870,066,277	$66,337,602	$453,880,423
Short-term investments**	33,714,630	3,636,739	771,235	27,093,656
Short-term investments in affiliates***	3,543,000	8,173,000	765,000	9,691,000
Short-term investments at amortized cost	15,181,583	21,963,180	—	4,897,000
Cash	2,896,722	3,124	175	794
Cash collateral for futures	3,430,111	495,000	—	—
Foreign currencies at value****	—	25,298	—	—
Receivables:
Investment securities sold	3,175,224	15,730,296	1,943,832	3,051,816
Investment securities sold on a delayed-delivery or when-issued basis	36,910,412	—	—	—
Fund shares sold	164	508,384	17,316	575,164
Dividends and interest	2,445,320	3,645,141	69,693	508,740
Variation margin	513,647	59,500	—	—
Unrealized appreciation on forward foreign currency contracts	81,262	—	—	—
Upfront payments made on swap agreements	1,532,465	—	—	—
Unrealized appreciation on swap agreements	6,174,529	—	—	—
Prepaid expenses	36,793	110,498	4,565	24,041
Total assets	731,025,050	1,924,416,437	69,909,418	499,722,634
LIABILITIES:
Payable for investment securities purchased	3,186,254	4,099,523	1,983,441	5,972,857
Payable for investment securities purchased on a delayed-delivery or when-issued basis	78,845,362	—	—	—
Payable for fund shares redeemed	672,426	2,301,498	—	394,408
Payable for futures variation margin	38,250	—	—	—
Payable upon receipt of securities loaned	34,040,061	3,721,142	806,060	27,583,319
Payable for terminated investment contracts (Note 12)	716,432	—	—	—
Unrealized depreciation on forward foreign currency contracts	244,654	—	—	—
Upfront payments received on swap agreements	814,938	—	—	—
Unrealized depreciation on swap agreements	2,547,547	—	—	—
Payable to affiliates	281,626	932,471	37,786	301,326
Payable to custodian due to foreign currency overdraft*****	4,674	—	—	—
Payable for directors fees	17,194	38,166	6,670	7,967
Other accrued expenses and liabilities	116,033	295,706	39,690	68,641
Total liabilities	121,525,451	11,388,506	2,873,647	34,328,518
NET ASSETS	$609,499,599	$1,913,027,931	$67,035,771	$465,394,116
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$861,454,439	$4,654,067,773	$261,220,083	$652,033,039
Undistributed net investment income (distributions in excess of net investment income)	24,101,484	—	421,521	3,541,835
Accumulated net realized loss on investments, foreign currency related transactions, futures, and swaps	(155,879,879)	(2,548,558,745)	(182,407,796)	(74,164,152)
Net unrealized depreciation on investments, foreign currency related transactions, futures, and swaps	(120,176,445)	(192,481,097)	(12,198,037)	(116,016,606)
NET ASSETS	$609,499,599	$1,913,027,931	$67,035,771	$465,394,116
+ Including securities loaned at value	$33,428,996	$3,518,884	$785,577	$27,375,069
* Cost of investments in securities	$744,243,467	$2,062,504,051	$78,500,814	$569,407,366
** Cost of short-term investments	$34,040,061	$3,721,142	$806,060	$27,583,319
*** Cost of short-term investments in affiliates	$3,543,000	$8,173,000	$765,000	$9,691,000
**** Cost of foreign currencies	$—	$24,622	$—	$—
***** Cost of foreign currency overdraft	$5,453	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008 (CONTINUED)

	ING VP Balanced Portfolio	ING VP Growth and Income Portfolio	ING Opportunistic LargeCap Growth Portfolio	ING VP Small Company Portfolio
Class ADV:
Net assets	$629	$790,893	$589,506	$3,122
Shares authorized	500,000,000	unlimited	100,000,000	100,000,000
Par value	$0.001	$1.00	$0.001	$0.001
Shares outstanding	69	52,593	85,006	270
Net asset value and redemption price per share	$9.11	$15.04	$6.93	$11.58
Class I:
Net assets	$602,815,045	$1,622,085,238	$59,411,868	$420,626,499
Shares authorized	500,000,000	unlimited	100,000,000	100,000,000
Par value	$0.001	$1.00	$0.001	$0.001
Shares outstanding	65,666,210	107,384,135	8,537,443	35,951,337
Net asset value and redemption price per share	$9.18	$15.11	$6.96	$11.70
Class S:
Net assets	$6,683,925	$290,151,800	$7,034,397	$44,764,495
Shares authorized	500,000,000	unlimited	100,000,000	100,000,000
Par value	$0.001	$1.00	$0.001	$0.001
Shares outstanding	732,898	19,338,593	1,020,783	3,867,343
Net asset value and redemption price per share	$9.12	$15.00	$6.89	$11.57

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008

	ING Opportunistic LargeCap Value Portfolio	ING VP Intermediate Bond Portfolio	ING VP Money Market Portfolio	ING BlackRock Global Science and Technology Portfolio
ASSETS:
Investments in securities at value+*	$85,618,789	$3,131,220,860	$—	$136,172,288
Short-term investments**	4,865,356	361,444,378	741,749	5,437,097
Short-term investment in affiliates***	—	67,118,000	—	—
Short-term investments at amortized cost	—	427,195,573	1,386,906,572	—
Repurchase agreement	—	—	232,200,000	—
Cash	—	50,976,231	182,425,773	8,225,588
Cash collateral for futures	—	31,314,374	—	—
Foreign currencies at value****	—	219,290	—	1,192,758
Receivables:
Investment securities sold	282,123	2,270,118	—	—
Investment securities sold on a delayed-delivery or when-issued basis	—	1,033,108,041	—	—
Fund shares sold	1,816	247,006	180,958	564,799
Dividends and interest	165,690	20,510,686	2,606,221	117,107
Variation margin	—	7,024,532	—	—
Unrealized appreciation on forward foreign currency contracts	—	1,114,810	—	149,242
Upfront payments made on swap agreements	—	19,887,974	—	—
Unrealized appreciation on swap agreements	—	66,366,701	—	—
Prepaid expenses	5,206	158,292	86,142	7,395
Reimbursement due from manager	—	—	—	15,575
Total assets	90,938,980	5,220,176,866	1,805,147,415	151,881,849
LIABILITIES:
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	1,820,709,882	—	—
Payable for fund shares redeemed	178,955	58,681,156	4,845,606	303
Payable for futures variation margin	—	21,538	—	—
Payable upon receipt of securities loaned	4,910,714	337,644,986	891,150	5,516,457
Payable for terminated investment contracts (Note 12)	—	2,597,084	—	—
Unrealized depreciation on forward foreign currency contracts	—	3,411,380	—	751,086
Upfront payments received on swap agreements	—	9,372,272	—	—
Unrealized depreciation on swap agreements	—	28,758,878	—	—
Payable to affiliates	48,473	1,377,041	466,384	137,618
Payable to custodian due to bank overdraft	22,984	—	—	—
Payable for directors fees	4,636	36,705	17,092	1,068
Other accrued expenses and liabilities	27,524	160,993	94,258	25,904
Total liabilities	5,193,286	2,262,771,915	6,314,490	6,432,436
NET ASSETS	$85,745,694	$2,957,404,951	$1,798,832,925	$145,449,413
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$132,409,634	$3,544,232,942	$1,801,087,841	$237,461,122
Undistributed net investment income (distributions in excess of net investment income)	2,610,842	(24,551,451)	—	602,097
Accumulated net realized loss on investments, foreign currency related transactions, futures, and swaps	(30,965,902)	(133,054,008)	(2,105,515)	(36,901,358)
Net unrealized depreciation on investments, foreign currency related transactions, futures, and swaps	(18,308,880)	(429,222,532)	(149,401)	(55,712,448)
NET ASSETS	$85,745,694	$2,957,404,951	$1,798,832,925	$145,449,413
+ Including securities loaned at value	$4,874,163	$328,881,005	$867,611	$5,459,636
* Cost of investments in securities	$103,882,311	$3,578,288,949	$—	$191,208,164
** Cost of short-term investments	$4,910,714	$364,068,271	$891,150	$5,516,457
*** Cost of short-term investment in affiliate	$—	$67,118,000	$—	$—
**** Cost of foreign currencies	$—	$228,104	$—	$1,188,402

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008 (CONTINUED)

	ING Opportunistic LargeCap Value Portfolio	ING VP Intermediate Bond Portfolio	ING VP Money Market Portfolio	ING BlackRock Global Science and Technology Portfolio
Class ADV:
Net assets	$548	$836	n/a	$2,965
Shares authorized	100,000,000	unlimited	n/a	100,000,000
Par value	$0.001	$1.00	n/a	$0.001
Shares outstanding	64	75	n/a	912
Net asset value and redemption price per share	$8.52	$11.12	n/a	$3.25
Class I:
Net assets	$73,763,896	$1,803,886,303	$1,798,832,925	$55,898,668
Shares authorized	100,000,000	unlimited	unlimited	100,000,000
Par value	$0.001	$1.00	$1.00	$0.001
Shares outstanding	8,524,418	162,783,431	1,795,880,850	17,039,070
Net asset value and redemption price per share	$8.65	$11.08	$1.00	$3.28
Class S:
Net assets	$11,981,250	$1,153,517,812	n/a	$89,547,780
Shares authorized	100,000,000	unlimited	n/a	100,000,000
Par value	$0.001	$1.00	n/a	$0.001
Shares outstanding	1,395,847	104,819,711	n/a	27,527,309
Net asset value and redemption price per share	$8.58	$11.00	n/a	$3.25

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

	ING VP Balanced Portfolio	ING VP Growth and Income Portfolio	ING Opportunistic LargeCap Growth Portfolio	ING VP Small Company Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$11,645,045	$52,272,689	$1,208,395	$7,523,478
Interest	17,864,681	778,577	5,749	47,371
Securities lending income, net	916,444	1,267,011	55,822	1,030,241
Total investment income	30,426,170	54,318,277	1,269,966	8,601,090
EXPENSES:
Investment management fees	4,238,780	12,112,516	652,226	4,109,492
Distribution and service fees:
Class ADV	6	4,948	5,224	—
Class S	21,753	336,286	32,947	47,625
Transfer agent fees	913	9,920	463	600
Administrative service fees	466,256	1,332,360	59,786	301,356
Shareholder reporting expense	83,590	217,627	20,470	37,995
Registration fees	839	2,286	—	464
Professional fees	213,605	276,624	22,335	64,215
Custody and accounting expense	141,200	259,268	22,590	73,270
Directors fees	58,580	181,745	13,176	42,653
Miscellaneous expense	52,925	132,312	13,446	37,269
Interest expense	172	3,675	1,135	1,982
Total expenses	5,278,619	14,869,567	843,798	4,716,921
Net waived and reimbursed fees	(15,078)	(16,163)	(173)	(11,852)
Brokerage commission recapture	—	(1,494)	(251)	—
Net expenses	5,263,541	14,851,910	843,374	4,705,069
Net investment income	25,162,629	39,466,367	426,592	3,896,021
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, AND PAYMENTS BY AFFILIATES:
Net realized gain (loss) on:
Investments	(145,750,821)	(659,681,636)	(42,958,725)	(73,348,618)
Foreign currency related transactions	(262,143)	45,539	—	—
Futures	(4,328,609)	(14,168,905)	—	—
Swaps	(1,565,179)	—	—	—
Payments by affiliates (Note 16)	—	2,198	—	—
Net realized loss on investments, foreign currency related transactions, futures, swaps, and payments by affiliates	(151,906,752)	(673,802,804)	(42,958,725)	(73,348,618)
Net change in unrealized appreciation or depreciation on:
Investments	(139,810,120)	(515,569,150)	(18,373,805)	(127,986,885)
Foreign currency related transactions	(375,416)	(4,473)	—	—
Futures	(86,769)	297,375	—	—
Swaps	2,334,219	—	—	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(137,938,086)	(515,276,248)	(18,373,805)	(127,986,885)
Net realized and unrealized loss on investments, foreign currency related transactions, futures, swaps, and payments by affiliates	(289,844,838)	(1,189,079,052)	(61,332,530)	(201,335,503)
Decrease in net assets resulting from operations	$(264,682,209)	$(1,149,612,685)	$(60,905,938)	$(197,439,482)
* Foreign taxes withheld	$27	$472,416	$7,964	$6,768
(1) Dividends from affiliates	$563,666	$635,125	$5,395	$419,603

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

	ING Opportunistic LargeCap Value Portfolio	ING VP Intermediate Bond Portfolio	ING VP Money Market Portfolio	ING BlackRock Global Science and Technology Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$3,471,040	$5,593,126	$—	$1,598,902
Interest	4,090	178,467,228	52,722,090	196,769
Securities lending income, net	87,936	7,672,572	130,721	137,034
Total investment income	3,563,066	191,732,926	52,852,811	1,932,705
EXPENSES:
Investment management fees	743,715	13,786,402	4,386,202	1,507,847
Distribution and service fees:
Class ADV	4	8	—	—
Class S	44,358	3,039,126	—	202,881
Transfer agent fees	499	9,273	1,181	476
Administrative service fees	68,173	1,895,600	964,944	87,294
Shareholder reporting expense	17,529	238,400	139,812	12,816
Registration fees	—	2,446	6,303	—
Professional fees	11,555	526,656	235,750	33,970
Custody and accounting expense	18,567	384,217	208,950	49,406
Directors fees	10,178	234,669	109,620	11,878
Miscellaneous expense	12,826	406,880	83,986	9,248
Interest expense	184	2,895	—	—
Total expenses	927,588	20,526,572	6,136,748	1,915,816
Net waived and reimbursed fees	(126)	(103,127)	—	(32,093)
Net expenses	927,462	20,423,445	6,136,748	1,883,723
Net investment income	2,635,604	171,309,481	46,716,063	48,982
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, AND PAYMENTS BY AFFILIATES:
Net realized gain (loss) on:
Investments	(29,984,551)	(23,174,537)	2,471,989	(16,891,761)
Foreign currency related transactions	—	(3,391,686)	—	(451,040)
Futures	—	(52,196,592)	—	—
Swaps	—	(16,864,693)	—	—
Payments by affiliates (Note 16)	22,573	—	—	—
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and payments by affiliates	(29,961,978)	(95,627,508)	2,471,989	(17,342,801)
Net change in unrealized appreciation or depreciation on:
Investments	(25,565,739)	(393,989,177)	(149,401)	(69,903,171)
Foreign currency related transactions	—	(4,002,008)	—	(459,168)
Futures	—	(13,542,791)	—	—
Swaps	—	28,607,066	—	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(25,565,739)	(382,926,910)	(149,401)	(70,362,339)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps, and payments by affiliates	(55,527,717)	(478,554,418)	2,322,588	(87,705,140)
Increase (decrease) in net assets resulting from operations	$(52,892,113)	$(307,244,937)	$49,038,651	$(87,656,158)
* Foreign taxes withheld	$53,450	$—	$—	$90,259
(1) Dividends from affiliates	$4,014	$3,251,538	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Balanced Portfolio		ING VP Growth and Income Portfolio
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$25,162,629	$30,275,597	$39,466,367	$39,549,958
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and payments by affiliates	(151,906,752)	87,413,218	(673,802,804)	312,390,947
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(137,938,086)	(54,913,731)	(515,276,248)	(132,775,658)
Increase (decrease) in net assets resulting from operations	(264,682,209)	62,775,084	(1,149,612,685)	219,165,247
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(24)	(27)	(11,483)	(15,923)
Class I	(30,852,412)	(30,215,749)	(33,754,627)	(39,306,243)
Class S	(281,504)	(258,983)	(5,751,055)	(348,348)
Net realized gains:
Class ADV	(81)	(40)	—	—
Class I	(79,796,689)	(44,705,487)	—	—
Class S	(795,569)	(414,002)	—	—
Total distributions	(111,726,279)	(75,594,288)	(39,517,165)	(39,670,514)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,172,233	10,060,036	347,174,111	8,193,101
Proceeds from shares issued in merger (Note 14)	—	—	353,711,801	74,681,070
Reinvestment of distributions	111,726,174	75,594,221	39,492,686	39,643,089
	116,898,407	85,654,257	740,378,598	122,517,260
Cost of shares redeemed	(187,770,892)	(210,666,560)	(460,715,815)	(582,395,681)
Net increase (decrease) in net assets resulting from capital share transactions	(70,872,485)	(125,012,303)	279,662,783	(459,878,421)
Net decrease in net assets	(447,280,973)	(137,831,507)	(909,467,067)	(280,383,688)
NET ASSETS:
Beginning of year	1,056,780,572	1,194,612,079	2,822,494,998	3,102,878,686
End of year	$609,499,599	$1,056,780,572	$1,913,027,931	$2,822,494,998
Undistributed net investment income at end of year	$24,101,484	$29,652,010	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Opportunistic LargeCap Growth Portfolio		ING VP Small Company Portfolio
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$426,592	$791,630	$3,896,021	$6,680,858
Net realized gain (loss) on investments	(42,958,725)	44,248,409	(73,348,618)	72,679,556
Net change in unrealized appreciation or depreciation on investments	(18,373,805)	(12,856,157)	(127,986,885)	(50,313,212)
Increase (decrease) in net assets resulting from operations	(60,905,938)	32,183,882	(197,439,482)	29,047,202
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(5,297)	—	—
Class I	(749,873)	(317,593)	(5,835,407)	(935,976)
Class S	(45,652)	(41,178)	(24,190)	—
Net realized gains:
Class I	—	—	(73,864,230)	(76,399,058)
Class S	—	—	(384,889)	(343,384)
Total distributions	(795,525)	(364,068)	(80,108,716)	(77,678,418)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,106,219	14,782,965	213,494,928	167,605,751
Proceeds from shares issued in merger (Note 14)	—	36,851,627	—	—
Reinvestment of distributions	795,525	364,068	80,108,716	77,678,418
	5,901,744	51,998,660	293,603,644	245,284,169
Cost of shares redeemed	(36,759,935)	(110,992,399)	(157,042,784)	(104,878,944)
Net increase (decrease) in net assets resulting from capital share transactions	(30,858,191)	(58,993,739)	136,560,860	140,405,225
Net increase (decrease) in net assets	(92,559,654)	(27,173,925)	(140,987,338)	91,774,009
NET ASSETS:
Beginning of year	159,595,425	186,769,350	606,381,454	514,607,445
End of year	$67,035,771	$159,595,425	$465,394,116	$606,381,454
Undistributed net investment income at end of year	$421,521	$790,454	$3,541,835	$5,914,678

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Opportunistic LargeCap Value Portfolio		ING VP Intermediate Bond Portfolio
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$2,635,604	$2,650,025	$171,309,481	$150,321,596
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and payments by affiliates	(29,961,978)	25,750,024	(95,627,508)	59,827,309
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(25,565,739)	(22,057,799)	(382,926,910)	(39,635,582)
Increase (decrease) in net assets resulting from operations	(52,892,113)	6,342,250	(307,244,937)	170,513,323
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(11)	(17)	(47)	(34)
Class I	(2,288,554)	(2,729,403)	(118,136,444)	(83,987,331)
Class S	(316,610)	(385,996)	(72,938,302)	(38,555,643)
Net realized gains:
Class ADV	(140)	—	(23)	—
Class I	(17,966,905)	—	(47,870,738)	—
Class S	(3,013,623)	—	(29,295,110)	—
Total distributions	(23,585,843)	(3,115,416)	(268,240,664)	(122,543,008)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,563,145	1,549,317	1,096,749,148	1,136,671,743
Proceeds from shares issued in merger (Note 14)	—	—	48,015,614	—
Reinvestment of distributions	23,585,688	3,115,398	268,200,908	122,517,553
	25,148,833	4,664,715	1,412,965,670	1,259,189,296
Cost of shares redeemed	(30,249,954)	(41,972,831)	(1,226,745,331)	(490,715,350)
Net increase (decrease) in net assets resulting from capital share transactions	(5,101,121)	(37,308,116)	186,220,339	768,473,946
Net increase (decrease) in net assets	(81,579,077)	(34,081,282)	(389,265,262)	816,444,261
NET ASSETS:
Beginning of year	167,324,771	201,406,053	3,346,670,213	2,530,225,952
End of year	$85,745,694	$167,324,771	$2,957,404,951	$3,346,670,213
Undistributed net investment income (distributions in excess of net investment income) at end of year	$2,610,842	$2,600,516	$(24,551,451)	$22,702,254

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Money Market Portfolio		ING BlackRock Global Science and Technology Portfolio
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income (loss)	$46,716,063	$77,934,256	$48,982	$(214,304)
Net realized gain (loss) on investments and foreign currency related transactions	2,471,989	43,078	(17,342,801)	9,815,376
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(149,401)	—	(70,362,339)	4,940,443
Increase (decrease) in net assets resulting from operations	49,038,651	77,977,334	(87,656,158)	14,541,515
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(124,653,168)	(57,130,928)	—	—
Total distributions	(124,653,168)	(57,130,928)	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	384,970,723	503,402,892	52,450,776	17,784,780
Proceeds from shares issued in merger (Note 14)	—	—	123,216,459	—
Reinvestment of distributions	124,653,168	57,130,928	—	—
	509,623,891	560,533,820	175,667,235	17,784,780
Cost of shares redeemed	(346,315,736)	(226,091,022)	(41,644,715)	(15,393,467)
Net increase in net assets resulting from capital share transactions	163,308,155	334,442,798	134,022,520	2,391,313
Net increase in net assets	87,693,638	355,289,204	46,366,362	16,932,828
NET ASSETS:
Beginning of year	1,711,139,287	1,355,850,083	99,083,051	82,150,223
End of year	$1,798,832,925	$1,711,139,287	$145,449,413	$99,083,051
Undistributed net investment income at end of year	$—	$77,924,640	$602,097	$131,809

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)
ING VP Balanced Portfolio
Class ADV
12-31-08	14.34	0.29		(4.03)	(3.74)	0.34	1.15	—	1.49	9.11
12-31-07	14.65	0.29		0.37	0.66	0.39	0.58	—	0.97	14.34
12-29-06(4)-12-31-06	14.65	(0.00	)*	—	(0.00)*	—	—	—	—	14.65
Class I
12-31-08	14.45	0.40		(4.07)	(3.67)	0.45	1.15	—	1.60	9.18
12-31-07	14.65	0.39	•	0.38	0.77	0.39	0.58	—	0.97	14.45
12-31-06	13.64	0.34	•	1.00	1.34	0.33	—	—	0.33	14.65
12-31-05	13.40	0.29	•	0.27	0.56	0.32	—	—	0.32	13.64
12-31-04	12.50	0.29		0.87	1.16	0.26	—	—	0.26	13.40
Class S
12-31-08	14.36	0.34		(4.02)	(3.68)	0.41	1.15	—	1.56	9.12
12-31-07	14.57	0.35	•	0.38	0.73	0.36	0.58	—	0.94	14.36
12-31-06	13.58	0.32	•	0.97	1.29	0.30	—	—	0.30	14.57
12-31-05	13.35	0.27		0.25	0.52	0.29	—	—	0.29	13.58
12-31-04	12.49	0.22		0.89	1.11	0.25	—	—	0.25	13.35
ING VP Growth and Income Portfolio
Class ADV
12-31-08	24.61	0.23	•	(9.58)	(9.35)	0.22	—	—	0.22	15.04
12-31-07	23.38	0.72	•	0.84	1.56	0.33	—	—	0.33	24.61
12-20-06(4)-12-31-06	23.70	0.01	•	(0.06)	(0.05)	0.27	—	—	0.27	23.38
Class I
12-31-08	24.76	0.36		(9.69)	(9.33)	0.32	—	—	0.32	15.11
12-31-07	23.38	0.33	•	1.40	1.73	0.35	—	—	0.35	24.76
12-31-06	20.71	0.25	•	2.69	2.94	0.27	—	—	0.27	23.38
12-31-05	19.35	0.23		1.35	1.58	0.22	—	—	0.22	20.71
12-31-04	18.28	0.28		1.24	1.52	0.45	—	—	0.45	19.35
Class S
12-31-08	24.63	0.25	•	(9.58)	(9.33)	0.30	—	—	0.30	15.00
12-31-07	23.30	0.37	•	1.29	1.66	0.33	—	—	0.33	24.63
12-31-06	20.69	0.20	•	2.64	2.84	0.23	—	—	0.23	23.30
12-31-05	19.34	0.14		1.41	1.55	0.20	—	—	0.20	20.69
12-31-04	18.26	0.21		1.26	1.47	0.39	—	—	0.39	19.34
ING Opportunistic LargeCap Growth Portfolio
Class ADV
12-31-08	12.46	(0.01	)•	(5.52)	(5.53)	—	—	—	—	6.93
12-31-07	10.65	(0.02	)•	1.85	1.83	0.02	—	—	0.02	12.46
12-29-06(4)-12-31-06	10.65	(0.00	)*	—	(0.00)*	—	—	—	—	10.65
Class I
12-31-08	12.53	0.05		(5.54)	(5.49)	0.08	—	—	0.08	6.96
12-31-07	10.65	0.05	•	1.85	1.90	0.02	—	—	0.02	12.53
12-31-06	10.38	0.02	•	0.26	0.28	0.01	—	—	0.01	10.65
12-31-05	9.56	0.02		0.87	0.89	0.07	—	—	0.07	10.38
12-31-04	8.93	0.06		0.58	0.64	0.01	—	—	0.01	9.56
Class S
12-31-08	12.39	0.02	•	(5.49)	(5.47)	0.03	—	—	0.03	6.89
12-31-07	10.56	0.00	*	1.85	1.85	0.02	—	—	0.02	12.39
12-31-06	10.31	(0.01)		0.26	0.25	—	—	—	—	10.56
12-31-05	9.50	(0.00	)*	0.85	0.85	0.04	—	—	0.04	10.31
12-31-04	8.88	0.04		0.58	0.62	—	—	—	—	9.50

			Ratios to average net assets							Supplemental data
	Total Return(1)		Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	(%)		(%)	(%)		(%)		(%)		($000's)	(%)
ING VP Balanced Portfolio
Class ADV
12-31-08	(28.62)		1.12	1.12	†	1.12	†	2.44	†	1	294
12-31-07	4.78		1.10	1.10	†	1.10	†	2.05	†	1	257
12-29-06(4)-12-31-06	—		1.10	1.10	†	1.10	†	(1.10	)†	1	236
Class I
12-31-08	(28.10)		0.62	0.62	†	0.62	†	2.97	†	602,815	294
12-31-07	5.57		0.60	0.60	†	0.60	†	2.68	†	1,046,498	257
12-31-06	9.99		0.60	0.60	†	0.60	†	2.44	†	1,183,928	236
12-31-05	4.24		0.60	0.60		0.60		2.30		1,236,327	308
12-31-04	9.42		0.59	0.59		0.59		2.15		1,357,854	272
Class S
12-31-08	(28.28)		0.87	0.87	†	0.87	†	2.73	†	6,684	294
12-31-07	5.31		0.85	0.85	†	0.85	†	2.43	†	10,281	257
12-31-06	9.62		0.85	0.85	†	0.85	†	2.29	†	10,683	236
12-31-05	3.99		0.85	0.85		0.85		2.06		3,170	308
12-31-04	9.06		0.84	0.84		0.84		1.98		3,116	272
ING VP Growth and Income Portfolio
Class ADV
12-31-08	(37.94	)(a)	1.10	1.10	†	1.10	†	1.14	†	791	169
12-31-07	6.66		1.09	1.09	†	1.09	†	2.95	†	1,211	146
12-20-06(4)-12-31-06	(0.23)		1.09	1.09	†	1.09	†	1.08	†	1	103
Class I
12-31-08	(37.63	)(a)	0.60	0.60	†	0.60	†	1.64	†	1,622,085	169
12-31-07	7.40		0.59	0.59	†	0.59	†	1.32	†	2,796,115	146
12-31-06	14.20		0.59	0.59	†	0.59	†	1.15	†	3,098,120	103
12-31-05	8.13		0.59	0.59		0.59		1.03		3,146,025	80
12-31-04	8.39		0.58	0.58		0.58		1.41		3,531,422	139
Class S
12-31-08	(37.82	)(a)	0.85	0.85	†	0.85	†	1.44	†	290,152	169
12-31-07	7.13		0.84	0.84	†	0.84	†	1.50	†	25,169	146
12-31-06	13.72		0.84	0.84	†	0.84	†	0.94	†	4,758	103
12-31-05	7.98		0.84	0.84		0.84		0.78		2,431	80
12-31-04	8.10		0.83	0.83		0.83		1.18		1,776	139
ING Opportunistic LargeCap Growth Portfolio
Class ADV
12-31-08	(44.38)		1.24	1.24	†	1.24	†	(0.08	)†	590	259
12-31-07	17.21		1.20	1.20	†	1.20	†	(0.18	)†	1,386	279
12-29-06(4)-12-31-06	—		1.19	1.19		1.19		(1.19)		1	188
Class I
12-31-08	(44.06)		0.74	0.74	†	0.74	†	0.43	†	59,412	259
12-31-07	17.86		0.70	0.70	†	0.70	†	0.42	†	137,104	279
12-31-06	2.65		0.69	0.69		0.69		0.19		186,495	188
12-31-05	9.38	(b)	0.69	0.69		0.69		0.08		175,297	119
12-31-04	7.19		0.69	0.69		0.69		0.61		193,280	123
Class S
12-31-08	(44.21)		0.99	0.99	†	0.99	†	0.17	†	7,034	259
12-31-07	17.54		0.95	0.95	†	0.95	†	0.23	†	21,105	279
12-31-06	2.42		0.94	0.94		0.94		(0.06)		273	188
12-31-05	9.05	(b)	0.94	0.94		0.94		(0.17)		285	119
12-31-04	6.98		0.94	0.94		0.94		0.44		356	123

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)
ING VP Small Company Portfolio
Class ADV
12-16-08(4)-12-31-08	11.13	0.00	*•	0.45	0.45	—	—	—	—	11.58
Class I
12-31-08	19.56	0.11	•	(5.52)	(5.41)	0.18	2.27	—	2.45	11.70
12-31-07	21.70	0.24	•	0.99	1.23	0.04	3.33	—	3.37	19.56
12-31-06	21.65	0.05		3.46	3.51	0.09	3.37	—	3.46	21.70
12-31-05	19.94	0.10		1.92	2.02	0.03	0.28	—	0.31	21.65
12-31-04	17.48	0.04		2.47	2.51	0.05	—	—	0.05	19.94
Class S
12-31-08	19.39	0.09	•	(5.50)	(5.41)	0.14	2.27	—	2.41	11.57
12-31-07	21.54	0.18	•	1.00	1.18	—	3.33	—	3.33	19.39
12-31-06	21.59	(0.05	)•	3.41	3.36	0.04	3.37	—	3.41	21.54
12-31-05	19.90	0.06		1.92	1.98	0.01	0.28	—	0.29	21.59
12-31-04	17.49	0.03	•	2.43	2.46	0.05	—	—	0.05	19.90
ING Opportunistic LargeCap Value Portfolio
Class ADV
12-31-08	15.82	0.20		(5.19)	(4.99)	0.16	2.15	—	2.31	8.52
12-31-07	15.72	0.16		0.20	0.36	0.26	—	—	0.26	15.82
12-29-06(4)-12-31-06	15.72	(0.00	)*	—	(0.00)*	—	—	—	—	15.72
Class I
12-31-08	16.05	0.29		(5.27)	(4.98)	0.27	2.15	—	2.42	8.65
12-31-07	15.84	0.23	•	0.24	0.47	0.26	—	—	0.26	16.05
12-31-06	13.84	0.23	•	1.98	2.21	0.21	—	—	0.21	15.84
12-31-05	13.19	0.19	•	0.71	0.90	0.25	—	—	0.25	13.84
12-31-04	12.08	0.24		0.98	1.22	0.11	—	—	0.11	13.19
Class S
12-31-08	15.93	0.26		(5.23)	(4.97)	0.23	2.15	—	2.38	8.58
12-31-07	15.72	0.19	•	0.24	0.43	0.22	—	—	0.22	15.93
12-31-06	13.77	0.19	•	1.96	2.15	0.20	—	—	0.20	15.72
12-31-05	13.12	0.16	•	0.71	0.87	0.22	—	—	0.22	13.77
12-31-04	12.03	0.13		1.05	1.18	0.09	—	—	0.09	13.12
ING VP Intermediate Bond Portfolio
Class ADV
12-31-08	13.23	0.58		(1.77)	(1.19)	0.62	0.30	—	0.92	11.12
12-31-07	12.96	0.63		0.09	0.72	0.45	—	—	0.45	13.23
12-20-06(4)-12-31-06	13.53	0.02		(0.06)	(0.04)	0.53	—	—	0.53	12.96
Class I
12-31-08	13.22	0.64	•	(1.73)	(1.09)	0.75	0.30	—	1.05	11.08
12-31-07	12.96	0.69	•	0.08	0.77	0.51	—	—	0.51	13.22
12-31-06	12.97	0.65	•	(0.12)	0.53	0.54	—	—	0.54	12.96
12-31-05	13.14	0.54		(0.13)	0.41	0.51	0.07	—	0.58	12.97
12-31-04	14.15	0.53		0.13	0.66	1.11	0.56	—	1.67	13.14
Class S
12-31-08	13.14	0.60	•	(1.72)	(1.12)	0.72	0.30	—	1.02	11.00
12-31-07	12.89	0.65	•	0.08	0.73	0.48	—	—	0.48	13.14
12-31-06	12.91	0.61	•	(0.12)	0.49	0.51	—	—	0.51	12.89
12-31-05	13.09	0.41		(0.03)	0.38	0.49	0.07	—	0.56	12.91
12-31-04	14.13	0.40		0.22	0.62	1.10	0.56	—	1.66	13.09

			Ratios to average net assets							Supplemental data
	Total Return(1)		Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	(%)		(%)	(%)		(%)		(%)		($000's)	(%)
ING VP Small Company Portfolio
Class ADV
12-16-08(4)-12-31-08	4.04		1.35	1.35	†	1.35	†	0.65	†	3	145
Class I
12-31-08	(31.05)		0.85	0.85	†	0.85	†	0.71	†	420,626	145
12-31-07	5.90		0.84	0.84	†	0.84	†	1.16	†	603,492	106
12-31-06	16.79		0.85	0.85	†	0.85	†	0.26	†	512,446	83
12-31-05	10.27	(b)	0.85	0.85		0.85		0.43		393,700	72
12-31-04	14.39		0.84	0.84		0.84		0.21		461,014	93
Class S
12-31-08	(31.28)		1.10	1.10	†	1.10	†	0.71	†	44,764	145
12-31-07	5.68		1.09	1.09	†	1.09	†	0.90	†	2,890	106
12-31-06	16.07		1.10	1.10	†	1.10	†	(0.24	)†	2,162	83
12-31-05	10.05	(b)	1.10	1.10		1.10		0.26		68,768	72
12-31-04	14.09		1.09	1.09		1.09		0.19		72,225	93
ING Opportunistic LargeCap Value Portfolio
Class ADV
12-31-08	(36.01	)(a)	1.21	1.21	†	1.21	†	1.68	†	1	132
12-31-07	2.33		1.19	1.19	†	1.19	†	0.99	†	1	197
12-29-06(4)-12-31-06	—		1.19	1.19		1.19		(1.19)		1	83
Class I
12-31-08	(35.61	)(a)	0.71	0.71	†	0.71	†	2.16	†	73,764	132
12-31-07	3.01		0.69	0.69	†	0.69	†	1.44	†	143,438	197
12-31-06	16.10		0.69	0.69		0.69		1.58		173,014	83
12-31-05	6.95		0.70	0.70		0.70		1.47		178,828	94
12-31-04	10.15		0.69	0.69		0.69		1.61		219,889	16
Class S
12-31-08	(35.80	)(a)	0.96	0.96	†	0.96	†	1.91	†	11,981	132
12-31-07	2.77		0.94	0.94	†	0.94	†	1.19	†	23,886	197
12-31-06	15.77		0.94	0.94		0.94		1.32		28,391	83
12-31-05	6.76		0.95	0.95		0.95		1.18		30,125	94
12-31-04	9.88		0.94	0.94		0.94		1.36		3,505	16
ING VP Intermediate Bond Portfolio
Class ADV
12-31-08	(9.16)		1.01	1.00	†	1.00	†	4.58	†	1	666
12-31-07	5.60	(a)	0.99	0.99	†	0.99	†	4.77	†	1	438
12-20-06(4)-12-31-06	(0.30)		0.99	0.99	†	0.99	†	6.82	†	1	390
Class I
12-31-08	(8.41)		0.51	0.50	†	0.50	†	5.05	†	1,803,886	666
12-31-07	5.95	(a)	0.49	0.49	†	0.49	†	5.19	†	2,267,008	438
12-31-06	4.06		0.49	0.49	†	0.49	†	4.97	†	1,909,376	390
12-31-05	3.14		0.49	0.49		0.49		4.14		1,148,075	589
12-31-04	4.88		0.48	0.48		0.48		3.79		1,092,938	407
Class S
12-31-08	(8.73)		0.76	0.75	†	0.75	†	4.82	†	1,153,518	666
12-31-07	5.70	(a)	0.74	0.74	†	0.74	†	4.92	†	1,079,662	438
12-31-06	3.77		0.74	0.74	†	0.74	†	4.69	†	620,849	390
12-31-05	2.94		0.74	0.74		0.74		3.94		617,269	589
12-31-04	4.58		0.73	0.73		0.73		3.52		301,346	407

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)
ING VP Money Market Portfolio(c)
Class I
12-31-08	1.05	0.02	0.00	0.02	0.07	—	—	0.07	1.00
12-31-07	1.04	0.05	(0.00)	0.05	0.04	—	—	0.04	1.05
12-31-06	1.02	0.05	0.00	0.05	0.03	—	—	0.03	1.04
12-31-05	1.00	0.03	(0.00)	0.03	0.01	—	—	0.01	1.02
12-31-04	1.00	0.01	(0.00)	0.01	0.01	—	—	0.01	1.00
ING BlackRock Global Science and Technology Portfolio
Class ADV
12-16-08(4)-12-31-08	3.29	(0.01)	(0.03)	(0.04)	—	—	—	—	3.25
Class I
12-31-08	5.45	0.00 *	(2.17)	(2.17)	—	—	—	—	3.28
12-31-07	4.58	(0.01)	0.88	0.87	—	—	—	—	5.45
12-31-06	4.27	(0.01)	0.32	0.31	—	—	—	—	4.58
12-31-05	3.82	(0.02)	0.47	0.45	—	—	—	—	4.27
12-31-04	3.87	(0.03)	(0.02)	(0.05)	—	—	—	—	3.82
Class S
12-31-08	5.42	(0.01)	(2.16)	(2.17)	—	—	—	—	3.25
12-31-07	4.56	(0.02)	0.88	0.86	—	—	—	—	5.42
12-31-06	4.27	(0.02)	0.31	0.29	—	—	—	—	4.56
07-20-05(5)-12-31-05	3.90	(0.01)	0.38	0.37	—	—	—	—	4.27
01-01-03 -12-16-03(5)	2.65	(0.07)	1.09	1.02	—	—	—	—	3.67
12-31-02	4.53	(0.04)	(1.84)	(1.88)	—	—	—	—	2.65

		Ratios to average net assets				Supplemental data
	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING VP Money Market Portfolio(c)
Class I
12-31-08	2.67	0.35	0.35	0.35	2.66	1,798,833	—
12-31-07	5.13	0.33	0.33	0.33	5.03	1,711,139	—
12-31-06	4.88	0.34	0.34	0.34	4.79	1,355,850	—
12-31-05	2.98	0.35	0.35	0.35	2.93	1,073,018	—
12-31-04	1.06	0.34	0.34	0.34	1.11	1,101,471	—
ING BlackRock Global Science and Technology Portfolio
Class ADV
12-16-08(4)-12-31-08	(1.22)	1.58	1.56	1.56	(2.08)	3	137
Class I
12-31-08	(39.82)	1.08	1.06	1.06	0.09	55,899	137
12-31-07	19.00	1.08	1.08	1.08	(0.24)	97,943	84
12-31-06	7.26	1.08	1.08	1.08	(0.29)	81,599	129
12-31-05	11.78	1.06	1.06	1.06	(0.48)	84,523	118
12-31-04	(1.29)	1.05	1.05	1.05	(0.67)	86,291	163
Class S
12-31-08	(40.04)	1.33	1.31	1.31	(0.02)	89,548	137
12-31-07	18.86	1.33	1.33	1.33	(0.50)	1,140	84
12-31-06	6.79	1.33	1.33	1.33	(0.51)	551	129
07-20-05(5)-12-31-05	9.49	1.31	1.31	1.31	(0.73)	78	118
01-01-03 -12-16-03(5)	38.49	1.35	1.35	1.36	(1.13)	—	15
12-31-02	(41.50)	1.36	1.36	1.37	(1.14)	7	61

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)  Commencement of operations.

(5)  Class S was fully redeemed on December 16, 2003 and recommenced operations on July 20, 2005.

*  Amount is less than $0.005 or more than $(0.005).

•  Calculated using average number of shares outstanding throughout the period.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

(a)  There was no impact on total return by the affiliate payment in Note 16.

(b)  In 2005, the Investment Adviser fully reimbursed each Portfolio for a loss incurred from a transaction not meeting a Portfolio's investment's guidelines. There was no impact on total return.

(c)  NAV and per share amounts have been restated to reflect the stock split that occurred on October 7, 2008. Effective October 7, 2008, the Portfolio converted to a stable share price of $1.00 per share. In connection with this change, the Portfolio utilized a stock split and distributed additional shares to its shareholders (adjustment factor: 12.926 shares to 1 share) such that each shareholder's proportionate interest and aggregate value of investment in the Portfolio remained the same.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008

NOTE 1 — ORGANIZATION

Organization. The ING Variable Product Funds are comprised of ING VP Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING VP Intermediate Bond Portfolio, and ING VP Money Market Portfolio (collectively, "Registrants"), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended ("1940 Act" or "Act").

ING VP Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one portfolio, ING VP Balanced Portfolio ("Balanced"). ING Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Growth and Income Portfolio ("Growth and Income"). ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has fifteen active separate portfolios. The four portfolios that are in this report are: ING Opportunistic LargeCap Growth Portfolio ("Opportunistic LargeCap Growth"), formerly, ING VP Growth Portfolio, ING VP Small Company Portfolio ("Small Company"), ING Opportunistic LargeCap Value Portfolio ("Opportunistic LargeCap Value"), formerly, ING VP Value Opportunity Portfolio and ING BlackRock Global Science and Technology Portfolio ("Global Science and Technology"), formerly, ING VP Global Science and Technology Portfolio. ING VP Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Intermediate Bond Portfolio ("Intermediate Bond"). ING VP Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Money Market Portfolio ("Money Market"). Each of the portfolios is a "Portfolio" and collectively, they are the "Portfolios".

The following is a brief description of each Portfolio's investment objective:

•  Balanced seeks to maximize investment return consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds, and cash equivalents based on the judgment of the Portfolio's management, of which of those sectors or mix thereof offers the best investment prospects;

•  Growth and Income seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock;

•  Opportunistic LargeCap Growth seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock believed to offer growth potential;

•  Small Company seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities of companies with smaller market capitalizations;

•  Opportunistic LargeCap Value seeks growth of capital primarily through investment in a diversified portfolio of common stocks;

•  Intermediate Bond seeks to maximize total return consistent with reasonable risk;

•  Money Market seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market investments while maintaining a stable share price of $1.00(1); and

•  Global Science and Technology seeks long-term capital appreciation.

(1)  Effective October 7, 2008, Money Market seeks to maintain a stable share price of $1.00 per share. In connection with this change, the Portfolio utilized a stock split and distributed additional shares to its shareholders such that each shareholder's proportionate interest and aggregate value of investment in the Portfolio remained the same.

Each Portfolio offers Class I and Class S shares. Each Portfolio except Money Market offers Adviser ("ADV") Class shares. The three classes differ principally in applicable distribution and service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent directors/trustees) are allocated to each Portfolio in proportion to its average net assets. Expenses directly attributable to a particular Portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Shares of the Portfolios may be offered to separate accounts of insurance companies as investment options

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NOTE 1 — ORGANIZATION (continued)

under variable annuity contracts and variable life insurance policies. Shares may also be offered to qualified pension and retirement plans outside the variable contract and to certain investment advisers and their affiliates. Class I shares may be made available to other investment companies, including series of the companies under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on each Portfolio's behalf.

ING Investments, LLC ("ING Investments'' or the "Investment Adviser"), an Arizona limited liability company, serves as the investment adviser to the Portfolios. ING Investments has engaged ING Investment Management Co. ("ING IM''), a Connecticut corporation, to serve as the sub-adviser to each Portfolio, with the exception of Global Science and Technology. ING Funds Distributor, LLC ("IFD" or the "Distributor") is the principal underwriter of the Portfolios. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position, creating a strong buffer to navigate the current market and economic environment. ING Groep will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank's core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep's Debt/Equity ratio.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES`

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios' valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined in the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios' Board of Directors/Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value ("NAV") may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange.

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio's NAV. Investments in securities maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates market value.

Money Market uses the amortized cost method to value its portfolio securities, which approximates market value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements", establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Portfolios' investments under these levels of classification is included following the Portfolios of Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB issued FASB Staff Position ("FSP") No. FAS 133-1 and FASB Interpretation Number ("FIN") 45-4, "Disclosures about Credit Derivatives and Certain

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161." The amendments to FAS 133 require enhanced disclosure regarding credit derivatives sold, including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Portfolio, with the exception of Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by a Portfolio. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are subject to market, credit and counterparty risk, occasionally in excess of their value in the Statements of Assets and Liabilities.

E.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Balanced, Opportunistic LargeCap Growth, Small Company, Opportunistic LargeCap Value and Global Science and Technology declare and pay dividends annually. Growth and Income and Intermediate Bond, declare and pay dividends semi-annually. Prior to October 7, 2008, Money Market declared and paid dividends annually. As of October 7, 2008, Money Market declares dividends daily and pays dividends, if any, monthly. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.  Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.  Securities Lending. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. A Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J.  Illiquid and Restricted Securities. The Portfolios may not invest more than 15% (10% for Money Market) of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

K.  When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

L.  Mortgage Dollar Roll Transactions. Each Portfolio, except Opportunistic LargeCap Growth and Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

M.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

secondary market or from the inability of counterparties to meet the terms of the contract.

N.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio's Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio's Statements of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio's Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio's Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of November December 31, 2008, for which a Portfolio is seller of protection are disclosed in each Portfolio's Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

Total Return Swap Contracts. A total return swap involves the agreement between counterparties to exchange periodic payments based on an asset (such as a basket of securities) or non-asset (such as an index) reference. The periodic payments or cash flows, are usually based on the non-asset reference versus the total return or the asset-based reference. The asset-based reference generally includes unrealized appreciation or depreciation and to the extent that the total return falls short of or exceeds the non-asset reference, a Portfolio will make or receive a payment to the counterparty. Risks of total return swaps include credit, liquidity and market risks.

Currency Swaps. A currency swap involves the agreement between counterparties to exchange two different currencies at contract inception at the prevailing spot rate, and to reverse the exchange at a later agreed upon termination date. The currency exchange at termination may take place at the original exchange rate, an agreed upon exchange rate or the prevailing spot rate on the date of termination. The contract may also include periodic interest payments based on a specified interest rate. Risks related to currency swaps include, but are not limited to, credit, liquidity, market, and exchange rate fluctuations.

Structured Products. Certain Portfolios invest in structured products which are specially-designed derivative investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be 'structured' by the purchaser and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the changes in the market value of these structured products as an unrealized gain or loss in the accompanying Portfolio's Statements of Operations. A Portfolio records a realized gain or loss when a structured product is sold or matures.

Risks associated with structured products include credit risk (if the counterparty fails to meet its obligation) and risk associated with the underlying asset or reference. Since a Portfolio enters into the transaction with the borrower at par value, a Portfolio could receive more or less than it originally invested when a note matures. The prices of the notes may also be very volatile and may have limited liquidity in the market which can make it difficult for a Portfolio to value or sell at an advantageous price.

Certain Portfolios are party to International Swap Dealers Association, Inc. Master Agreements ("ISDA Master Agreements"). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Portfolios and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

O.  Reverse Repurchase Agreements. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or a substantially similar security at an agreed upon price and date. Reverse repurchase agreements are considered borrowings and the difference between the sale and repurchase prices represents interest expense at an agreed upon rate. Whether such a transaction produces a gain for a Portfolio depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Portfolio. Reverse repurchase agreements, as a leveraging technique, may increase a Portfolio's yield; however, such transactions also increase a Portfolio's risk to capital and may result in a shareholder's loss of principal.

P.  Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants' maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2008, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Balanced	$1,146,916,738	$1,184,079,684
Growth and Income	4,267,210,327	4,058,289,248
Opportunistic LargeCap Growth	284,797,441	316,851,194
Small Company	848,908,212	782,831,665
Opportunistic LargeCap Value	164,894,364	190,992,277
Intermediate Bond	1,394,441,391	1,094,966,801
Global Science and Technology	220,265,099	209,163,558

U.S. government securities not included above were as follows:

	Purchases	Sales
Balanced	$1,360,023,367	$1,464,639,454
Intermediate Bond	23,192,553,129	23,331,428,772

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into investment management agreements ("Investment Management Agreements") with the Investment Adviser. The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Balanced	0.500%
Growth and Income	0.500% on first $10 billion; 0.450% on next $5 billion; and 0.425% over $15 billion
Opportunistic LargeCap Growth	0.600%
Small Company	0.750%
Opportunistic LargeCap Value	0.600%
Intermediate Bond	0.400%
Money Market	0.250%
Global Science and Technology	0.950%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

The Investment Adviser entered into sub-advisory agreements with ING IM. ING IM acts as sub-adviser to all Portfolios except for Global Science and Technology. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios' assets in accordance with the Portfolios' investment objectives, policies, and limitations.

BlackRock Advisors, LLC ("BlackRock"), serves as Sub-Adviser to Global Science and Technology pursuant to a Sub-Advisory Agreement, effective February 2, 2007, between the Investment Adviser and BlackRock.

ING Portfolios are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. For the year ended December 31, 2008, the Investment Adviser for Balanced, Growth and Income, Opportunistic LargeCap Growth, Small Company, Opportunistic LargeCap Value and Intermediate Bond waived $15,078, $16,163, $173, $11,852, $126, and $103,127 of such management fees, respectively. These fees are not subject to recoupment.

Pursuant to administration agreements, ING Funds Services, LLC ("IFS"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers.

IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the sub-adviser. Any amount credited to a Portfolio is recognized as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

ADV Class shares of the respective Portfolios are subject to a Shareholder Service and Distribution Plan (the "Plan"). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its ADV Class shares.

Class S shares of the Portfolios have adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor is compensated by each Portfolio for expenses incurred in the distribution of each Portfolio's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2008, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Balanced	$252,394	$27,849	$1,383	$281,626
Growth and Income	786,025	86,529	59,917	932,471
Opportunistic LargeCap Growth	33,048	3,033	1,705	37,786
Small Company	272,979	20,056	8,291	301,326
Opportunistic LargeCap Value	42,142	3,864	2,467	48,473
Intermediate Bond	989,940	137,803	249,298	1,377,041
Money Market	382,283	84,101	—	466,384
Global Science and Technology	112,876	6,535	18,207	137,618

The Registrants have adopted a Deferred Compensation Plan (the "Policy"), which allows eligible non-affiliated directors as described in the Policy to defer the receipt

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Policy.

At December 31, 2008, the following ING Portfolios or indirect, wholly owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance and Annuity Company — Balanced (91.33%); Growth and Income (72.49%); Opportunistic LargeCap Growth (90.46%); Small Company (44.37%); Opportunistic LargeCap Value (82.99%); Intermediate Bond (31.71%); Money Market (98.28%); and Global Science and Technology (38.10%)

ING LifeStyle Aggressive Growth Portfolio — Small Company (5.21%)

ING LifeStyle Growth Portfolio — Small Company (20.00%)

ING LifeSyle Moderate Growth Portfolio — Small Company (5.61%); and Intermediate Bond (6.15%)

ING USA Annuity and Life Insurance Company — Growth and Income (14.52%); Small Company (9.37%); Opportunistic LargeCap Value (13.60%); Intermediate Bond (39.21%); and Global Science and Technology (60.26%)

Reliastar Life Insurance Company — Opportunistic LargeCap Growth (7.65%)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

For the year ended December 31, 2008, Global Science and Technology placed a portion of its portfolio transactions with a brokerage firm which is an affiliate of the Investment Adviser. The commissions paid to the affiliated firm, ING Baring LLC, was $3,081.

On September 16, 2008, Money Market obtained a commitment from the Adviser that an affiliate of ING Groep will provide capital support with respect to certain of its portfolio holdings. The Portfolio entered into a Capital Support Agreement ("Agreement") with ING America Insurance Holdings, Inc., a Delaware corporation ("Capital Support Provider" or "CSP"). The Agreement established certain circumstances ("Contribution Event") where the CSP is obligated to make a cash contribution ("Capital Contribution") to the Portfolio in an amount sufficient for the Portfolio to maintain its market-based net asset value per share ("NAV") at no less than $0.9950. The maximum amount that the CSP would be required to contribute under the Agreement is an amount equal to the outstanding principal balance of certain notes (American General Finance Corp.) ("Notes") held by the Portfolio as a portfolio security on the date of the Contribution Event.

The obligation of the CSP to make Capital Contributions under the Agreement terminates upon the earlier to occur: (i) of the repayment in full, in cash, of all the Notes; (ii) the CSP having made Capital Contributions, in the aggregate, equal to the maximum contribution amount and; (iii) so long as the CSP is not in default with respect to its obligations arising under the Agreement, October 2, 2008 ("Termination Date").

In addition, the Portfolio agreed to sell the Notes: (i) within fifteen (15) calendar days following any change in the CSP's short-term credit ratings such that the CSP's short-term obligations no longer qualify as "First Tier Securities," (as defined in Rule 2a-7); or (ii) on the business day immediately prior to the Termination Date, provided that the Portfolio shall not be required to complete any such sale if (A) the amount the Portfolio expects to receive on such sale date would not result in a loss or the payment of a Capital Contribution, or (B) with respect to an event described above in the first sentence of this paragraph, if the CSP substitutes an obligation or credit support that satisfies the requirement of a First Tier Security within fifteen (15) calendar days from the occurrence of such event and during that 15-day period the CSP's obligations qualify as "Second Tier Securities" (as defined in Rule 2a-7).

On October 2, 2008, American General Finance Corp. commercial paper held by the Portfolio matured at par of $37,500,000. Since the commercial paper was paid in full upon maturity, ING America Insurance Holdings, Inc. was not required to make a capital contribution pursuant to the Capital Support Agreement.

In the event that the Portfolio had received a Capital Contribution from the CSP with respect to the Notes and subsequently received additional payments from, or on behalf of, the Issuer in respect of the Notes, the Portfolio would have repaid the CSP the lesser of the amount of the Capital Contribution or the amount of

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

such subsequent payments, provided that in no event shall such repayment to the CSP cause the Portfolio's NAV per share to fall below $0.9950.

NOTE 7 — EXPENSE LIMITATIONS

ING Investments entered into written expense limitation agreements ("Expense Limitation Agreements") with each of the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class ADV	Class I	Class S
Opportunistic LargeCap Growth	1.30%	0.80%	1.05%
Small Company	1.45%	0.95%	1.20%
Opportunistic LargeCap Value	1.30%	0.80%	1.05%
Global Science and Technology(1)	1.55%	1.05%	1.30%

(1) Prior to April 28, 2008, the expense limits for Global Science and Technology were 1.15% and 1.40% for Class I and Class S, respectively.

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2008, the amount of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31
	2009	2010	2011	Total
Global Science and Technology	$—	$—	$32,093	$32,093

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Citi Credit Agreement ") with Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Portfolios; and (3) enable the Portfolios to meet other emergency expenses as defined in the Citi Credit Agreement. The Portfolios to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount. Each of the Portfolios will pay its pro rata share of the commitment fee.

On November 11, 2008, the Board approved an extension of the unsecured committed revolving line of credit agreement with Citibank, N.A. for an aggregate amount of $100,000,000. The Citi Credit Agreement was extended for an additional thirty-day period, terminating on December 18, 2008. The Portfolios to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount.

On December 11, 2008, the Board approved an unsecured committed revolving line of credit agreement (the "BNY Credit Agreement") with The Bank of New York Mellon for an aggregate amount of $100,000,000, not to exceed $50,000,000 with respect to any one Portfolio or 10% of the Portfolio's value of total assets if Net Asset Value is less than $25,000,000 effective December 18, 2008 for a 364-day period, terminating on December 16, 2009. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Portfolios; and (3) enable the Portfolios to meet other emergency expenses as defined in the BNY Credit Agreement. The Portfolios to which the line of credit is available pay a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the credit agreements accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The following Portfolios utilized the line of credit during the year ended December 31, 2008:

	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
Balanced	3	$600,000	3.49%
Growth and Income	7	6,557,143	2.93
Opportunistic LargeCap Growth	7	2,061,429	2.88
Small Company	6	4,631,667	2.61
Opportunistic LargeCap Value	5	324,000	4.15
Intermediate Bond	4	9,072,500	2.92

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class ADV
12-31-08	—	—	—	(1)	(1)	—	—	—	(12)	(12)
12-31-07	2	—	—	—	2	28	—	—	—	28
Class I
12-31-08	354,934	—	9,121,937	(16,235,628)	(6,758,757)	3,692,548	—	110,649,102	(185,483,682)	(71,142,032)
12-31-07	601,762	—	5,397,784	(14,407,746)	(8,408,200)	8,646,382	—	74,921,236	(208,308,305)	(124,740,687)
Class S
12-31-08	125,814	—	89,235	(198,053)	16,996	1,479,685	—	1,077,072	(2,287,198)	269,559
12-31-07	98,592	—	48,696	(164,770)	(17,482)	1,413,626	—	672,985	(2,358,255)	(271,644)
Growth and Income
Class ADV
12-31-08	40,306	—	792	(37,703)	3,395	848,718	—	11,483	(780,408)	79,793
12-31-07	4,938	114,031	642	(70,456)	49,155	122,979	2,802,427	15,909	(1,754,815)	1,186,500
Class I
12-31-08	11,913,505	—	2,316,631	(19,771,802)	(5,541,666)	251,520,863	—	33,730,148	(402,121,000)	(116,869,989)
12-31-07	203,330	2,058,554	1,574,933	(23,418,770)	(19,581,953)	4,950,308	50,909,777	39,278,832	(576,312,116)	(481,173,199)
Class S
12-31-08	4,145,988	16,787,613	397,722	(3,014,524)	18,316,799	94,804,530	353,711,801	5,751,055	(57,814,407)	396,452,979
12-31-07	126,276	852,618	14,041	(175,331)	817,604	3,119,814	20,968,866	348,348	(4,328,750)	20,108,278
Opportunistic LargeCap Growth
Class ADV
12-31-08	41,857	—	—	(68,101)	(26,244)	449,026	—	—	(677,704)	(228,678)
12-31-07	83,613	260,860	493	(233,810)	111,156	977,275	2,856,192	5,295	(2,637,192)	1,201,570
Class I
12-31-08	252,635	—	69,368	(2,727,762)	(2,405,759)	2,567,062	—	749,873	(27,428,648)	(24,111,713)
12-31-07	978,074	294,101	29,544	(7,868,207)	(6,566,488)	11,185,278	3,220,605	317,595	(92,737,170)	(78,013,692)
Class S
12-31-08	221,013	—	4,259	(907,567)	(682,295)	2,090,131	—	45,652	(8,653,583)	(6,517,800)
12-31-07	225,599	2,834,516	3,866	(1,386,799)	1,677,182	2,620,412	30,774,830	41,178	(15,618,037)	17,818,383
Small Company
Class ADV
12-16-08(1) - 12-31-08	270	—	—	—	270	3,000	—	—	—	3,000
Class I
12-31-08	9,251,093	—	4,962,617	(9,110,644)	5,103,066	147,087,480	—	79,699,637	(145,489,311)	81,297,806
12-31-07	8,292,290	—	4,011,153	(5,072,403)	7,231,040	166,568,181	—	77,335,029	(104,467,481)	139,435,729
Class S
12-31-08	4,478,420	—	25,696	(785,827)	3,718,289	66,404,448	—	409,079	(11,553,473)	55,260,054
12-31-07	50,908	—	17,941	(20,147)	48,702	1,037,570	—	343,389	(411,463)	969,496
Opportunistic LargeCap Value
Class ADV
12-31-08	—	—	—	(1)	(1)	—	—	—	(11)	(11)
12-31-07	1	—	—	—	1	16	—	—	—	16
Class I
12-31-08	136,501	—	1,629,562	(2,175,855)	(409,792)	1,384,980	—	20,255,455	(25,817,102)	(4,176,667)
12-31-07	69,432	—	171,661	(2,226,807)	(1,985,714)	1,122,023	—	2,729,402	(36,232,111)	(32,380,686)
Class S
12-31-08	14,810	—	269,654	(387,908)	(103,444)	178,165	—	3,330,233	(4,432,841)	(924,443)
12-31-07	26,164	—	24,430	(357,045)	(306,451)	427,278	—	385,996	(5,740,720)	(4,927,446)
Intermediate Bond
Class ADV
12-31-08	—	—	—	(1)	(1)	—	—	—	(12)	(12)
12-31-07	1	—	—	—	1	13	—	—	—	13
Class I
12-31-08	53,358,622	2,918,609	14,350,541	(79,274,180)	(8,646,408)	686,343,323	37,264,333	165,967,496	(993,285,707)	(103,710,555)
12-31-07	49,001,222	—	6,365,573	(31,214,224)	24,152,571	650,399,991	—	83,961,911	(414,573,638)	319,788,264

(1) Commencement of operations

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class S
12-31-08	32,168,698	848,254	8,949,716	(19,339,594)	22,627,074	410,405,825	10,751,281	102,233,412	(233,459,612)	289,930,906
12-31-07	36,862,315	—	2,943,179	(5,787,371)	34,018,123	486,271,739	—	38,555,642	(76,141,712)	448,685,669
Money Market
Class I
Share amounts have been restated to reflect the stock split of 12.926 shares to 1 share that occurred on October 7, 2008.
12-31-08	376,836,805	—	124,220,563	(342,541,056)	158,516,312	384,970,723	—	124,653,168	(346,315,736)	163,308,155
12-31-07	492,258,712	—	57,241,641	(220,329,215)	329,171,138	503,402,892	—	57,130,928	(226,091,022)	334,442,798
Global Science and Technology
Class ADV
12-16-08(1) - 12-31-08	912	—	—	—	912	3,000	—	—	—	3,000
Class I
12-31-08	3,072,997	—	—	(3,991,670)	(918,673)	14,071,302	—	—	(18,237,345)	(4,166,043)
12-31-07	3,234,547	—	—	(3,091,773)	142,774	17,170,211	—	—	(15,261,016)	1,909,195
Class S
12-31-08	8,356,135	24,911,193	—	(5,950,375)	27,316,953	38,376,474	123,216,459	—	(23,407,370)	138,185,563
12-31-07	115,132	—	—	(25,466)	89,666	614,569	—	—	(132,451)	482,118

(1) Commencement of operations

NOTE 10 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Board, the following securities have been deemed to be illiquid. Each Portfolio currently limits investment in illiquid securities to 15% (10% for Money Market) of the Portfolio's net assets, at market value, at time of purchase.

	Security	Principal Amount	Initial Acquision Date	Cost	Value	Percent of Net Assets
Balanced	Hudson Mezzanine Funding, 2.189%, due 06/12/42	$927,000	12/21/06	$926,298	$464	0.0%
Intermediate Bond	Hudson Mezzanine Funding, 2.189%, due 06/12/42	6,265,000	12/21/06	6,260,257	3,133	0.0%

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon ("BNY"), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned when the transaction is entered into and is adjusted daily for changes in the market values of the securities on loan. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Portfolios bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund ("BICR Fund"). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of December 31, 2008, the BICR Fund held certain defaulted securities that had market values significantly below amortized cost. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities. The Portfolios agreed, in principle, to the terms of capital support extended by The Bank of New York Mellon Corporation ("BNYC"), an affiliated company of BNY, for the certain defaulted securities held by the BICR Fund. BNYC will support the value of these securities up to a certain amount and subject, in part, to the Portfolios' continued lending of securities. The recorded value of each Portfolio's investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2008, the following Portfolios had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Balanced	$33,428,996	$34,040,061
Growth and Income	3,518,884	3,721,142
Opportunistic LargeCap Growth	785,577	806,060
Small Company	27,375,069	27,583,319
Opportunistic LargeCap Value	4,874,163	4,910,714
Intermediate Bond	328,881,005	337,644,986
Money Market	867,611	891,150
Global Science and Technology	5,459,636	5,516,457

*   Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Portfolio's Portfolio of Investments.

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

Concentration (Global Science and Technology). The Portfolio concentrates (for purposes of the 1940 Act) its assets in securities related to a particular industry, which means that at least 25% of its assets will be invested in that particular industry at all times. As a result, the Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Foreign Securities (All Portfolios). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios' investments.

Emerging Markets Investments (Intermediate Bond and Global Science and Technology). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

Derivatives (All Portfolios except Opportunistic LargeCap Value and Money Market). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that a Portfolio's adviser or sub-adviser might imperfectly judge the market's direction.

Corporate Debt Securities (Balanced and Intermediate Bond). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payment on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issue and general market liquidity. When interest rates decline, the value of the Portfolio's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

During the period, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. For the period ended December 31, 2008, VP Balanced had outstanding securities trades with counterparties affiliated with LBHI. As a result of these events, LBHI's affiliates were unable to fulfill their commitments and, in certain cases, VP Balanced may have terminated its trades and related agreements with the relevant entities and,

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS (continued)

where appropriate, is in the process of initiating claims for damages. Management has determined that the financial impact to the Portfolio relating to these events is immaterial.

NOTE 13 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2008:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
Balanced	$(574,085)	$420,785	$153,300
Growth and Income	(2,159,372)	50,798	2,108,574
Small Company	—	(409,267)	409,267
Opportunistic Large Cap Value	—	(20,103)	20,103
Intermediate Bond	30,933,671	(27,488,393)	(3,445,278)
Money Market	(12,465)	12,465	—
Global Science and Technology	(18,551,648)	421,306	18,130,342

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Balanced	$60,981,872	$50,744,407	$42,494,750	$33,099,538
Growth and Income	39,517,165	—	39,670,514	—
Opportunistic Large Cap Growth	795,525	—	364,068	—
Small Company	5,865,236	74,243,480	10,265,009	67,413,409
Opportunistic Large Cap Value	2,609,792	20,976,051	3,115,416	—
Intermediate Bond	268,240,664	—	122,543,008	—
Money Market	124,653,168	—	57,130,928	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2008 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Capital Loss Carryforwards	Expiration Dates
Balanced	$27,501,921	$(144,712,701)	$—	$(574,085)	2009
				(134,169,975)	2016
				$(134,744,060)*
Growth and Income	—	(307,525,947)	(121,332,257)	(1,745,504,149)	2009
				(63,082,574)	2010
				(48,933,227)	2015
				(454,661,688)	2016
				$(2,312,181,638)*
Opportunistic Large Cap Growth	421,521	(13,379,890)	—	(71,685,369)	2009
				(65,982,870)	2010
				(1,529,437)	2011
				(42,028,267)	2016
				$(181,225,943)*
Small Company	3,469,382	(137,432,190)	—	(52,676,115)	2016
Opportunistic Large Cap Value	2,610,842	(19,977,868)	—	(29,296,914)	2016
Intermediate Bond	10,648,573	(441,758,355)	(155,718,209)	—	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS (continued)

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Capital Loss Carryforwards	Expiration Dates
Money Market	$—	$(149,401)	$—	$(1,860,826)	2009
				(169)	2011
				(244,520)	2012
				$(2,105,515)
Global Science and Technology	—	(59,100,007)	—	(6,713,564)	2009
				(3,997,473)	2010
				(3,997,473)	2011
				(4,991,402)	2015
				(13,211,790)	2016
				$(32,911,702)*

* Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios' major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2004.

NOTE 14 — REORGANIZATIONS

On September 8, 2008, Growth and Income, as listed below ("Acquiring Portfolio"), acquired the assets and certain liabilities of ING Capital Guardian U.S. Equities Portfolio, also listed below ("Acquired Portfolio"), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 9 — Capital Shares. Net assets and unrealized depreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000's)	Total Net Assets of Acquiring Portfolio (000's)	Acquired Capital Loss Carryforwards (000's)	Acquired Portfolio Unrealized Appreciation (000's)	Conversion Ratio
Growth and	ING Capital Guardian
Income	U.S. Equities Portfolio	$353,712	$2,384,341	$(48,933)	$6,331	0.35

The net assets of Growth and Income after the acquisition were $2,738,052,537.

On April 28, 2008, Global Science and Technology and Intermediate Bond, as listed below ("Acquiring Portfolios"), acquired the assets and certain liabilities of ING Global Technology Portfolio and ING Lord Abbett U.S. Government Securities Portfolio, also listed below ("Acquired Portfolios"), respectively, in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 9 — Capital Shares. Net assets and unrealized depreciation as of the reorganization date were as follows:

Acquiring Portfolios	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000's)	Total Net Assets of Acquiring Portfolio (000's)	Acquired Capital Loss Carryforwards (000's)	Acquired Portfolio Unrealized Depreciation (000's)	Conversion Ratio
Global	ING Global
Science and	Technology
Technology	Portfolio	$123,216	$87,851	$(4,991)	$(128)	1.30
Intermediate Bond	ING Lord Abbett U.S Government Securities Portfolio	48,016	3,557,999	—	—	0.77

The net assets of Global Science and Technology and Intermediate Bond after the acquisitions were approximately $211,067,879 and $3,606,015,157, respectively.

On November 10, 2007, Growth and Income, as listed below ("Acquiring Portfolio"), acquired the assets and certain liabilities of ING Fundamental Research Portfolio, also listed below ("Acquired Portfolio"), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders. The number and value of shares issued by the Acquiring Portfolio are

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 14 — REORGANIZATIONS (continued)

presented in Note 9 — Capital Shares. Net assets, acquired capital loss carryforwards and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000's)	Total Net Assets of Acquiring Portfolio (000's)	Acquired Capital Loss Carryforwards (000's)	Acquired Portfolio Unrealized Appreciation (000's)	Conversion Ratio
Growth and	ING Fundamental
Income	Research
	Portfolio
Class ADV	Class ADV	$2,802	$1	$(99)	$701	0.37
Class I	Class I	50,910	2,805,342	(1,793)	1,280	0.37
Class S	Class S	20,969	6,214	(738)	1,334	0.37
		$74,681	$2,811,557	$(2,630)	$3,315

The net assets of Growth and Income after the acquisition were approximately $2,886,238,230.

On January 15, 2007, Opportunistic LargeCap Growth, as listed below ("Acquiring Portfolio"), acquired the assets and certain liabilities of ING Goldman Sachs Capital Growth Portfolio, also listed below ("Acquired Portfolio"), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 9 — Capital Shares. Net assets, acquired capital loss carryforwards and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000's)	Total Net Assets of Acquiring Portfolio (000's)	Acquired Capital Loss Carryforwards (000's)	Acquired Portfolio Unrealized Appreciation (000's)	Conversion Ratio
Opportunistic	ING Goldman Sachs
LargeCap	Capital Growth
Growth	Portfolio
Class ADV	Class ADV	$2,856	$1	$(740)	$1,689	1.14
Class I	Class I	3,221	189,159	(834)	254	1.15
Class S	Class S	30,775	281	(7,973)	3,322	1.15
		$36,852	$189,441	$(9,547)	$5,265

The net assets of Opportunistic LargeCap Growth after the acquisition were approximately $226,292,711.

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("SFAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management of the Portfolios is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 16 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING agreed with the Portfolios to indemnify and hold harmless the Portfolios from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the U.S. Securities and Exchange Commission in connection with investigations related to mutual funds and variable insurance products. In November, 2007 and December, 2008, ING settled its indemnification commitments by making payments to the affected Portfolios. In connection with the settlement, ING paid $1,480 to Intermediate Bond, $2,198 to Growth and Income, and $22,573 to Opportunistic LargeCap Value.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 17 — LITIGATION

On December 12, 2003, Aeltus Investment Management, Inc. (now known as ING Investment Management Co.)( "IIM" ) received a copy of a complaint (the "Complaint") filed in the United States Bankruptcy Court for the Southern District of New York in the matter of Enron Corp. v. Mass Mutual Life Insurance Co., et al. Among other defendants named in the Complaint are defendants ING VP Balanced Portfolio, and ING VP Bond Portfolio (the "Subject Portfolios"). As of August 6, 2004 the ING VP Bond Portfolio changed its name to the ING VP Intermediate Bond Portfolio. The Complaint alleges that Enron Corp. ("Enron") transferred to the defendants, including the Subject Portfolios, over $1 billion in the aggregate for the purpose of prepaying certain commercial paper issued by Enron (the "Notes") and held by the defendants prior to the filing by Enron for bankruptcy protection under Chapter 11 of Title 11 of the Bankruptcy Code (the "Bankruptcy Code").

The Complaint seeks to recover from the defendants including the Subject Portfolios, these transfers under the alternative but interrelated bankruptcy theories of preferential transfer and fraudulent conveyance. Although the Complaint does not specify the amount of each transfer in dispute, it appears that the sale of ING VP Balanced Portfolio, Inc. of $23,181,757 of the Notes on or about October 29, 2001, and the sale by ING VP Bond Portfolio, Inc. of $24,963,125 of the Notes on or about October 29, 2001 are in dispute. The Complaint seeks to require the Subject Portfolios to repay to Enron the full amount of these transfers, in which event the Subject Portfolios would be granted unsecured claims against the Enron bankruptcy estate in the amounts of the repayments. If Enron proves up the elements of preferential transfer and/or fraudulent conveyance, these are strict liability theories of recovery.

The Subject Portfolios are part of a defense group of similarly-situated defendants. Along with those and other defendants, the Subject Portfolios moved to dismiss all counts of the Complaint, contending, among other things, that section 546(e) of the Bankruptcy Code provides a complete defense.

The Bankruptcy Court denied the motion on July 1, 2005. Accordingly, the Subject Portfolios filed an answer to the Complaint on July 29, 2005. The Subject Portfolios moved for leave to pursue an immediate appeal (the "Appeal") of the Bankruptcy Court's decision to the District Court.

On April 4, 2006, the Securities and Exchange Commission filed a memorandum in support of the Subject Portfolio's motion for leave with the district court. In addition, the U.S. Attorney's office, on behalf of the United States of America and the Department of Treasury as well as the Governor of the Federal Reserve Board has each filed statements of interest in support of the Appeal.

On January 25, 2008, the United States District Court of Southern New York denied the motion for leave to appeal the bankruptcy court's denial of the Subject Portfolios' motion to dismiss. The court found there were questions of fact that still needed to be resolved.

Settlements between plaintiff and various defendants, both large and small, have taken place. Historically, the range of settlement figures have been between 25 - 40% of face value with most recent settlements being at approximately 13% net, of which those settling defendants will not get a proof of claim. As a result of these settlements, IIM and the Subject Portfolios are one of just two defendant groups remaining.

On April 29, 2008, IIM and the Subject Portfolios joined a plenary motion for summary judgment filed by Goldman Sachs. In addition, a separate brief was filed on behalf of IIM and asserts the defenses unique to the investment advisor defendants; that they were merely conduits. The court is scheduled to hear arguments on the motion on April 6, 2009. The Subject Portfolios believe that the facts and the weight of legal authority support their position.

NOTE 18 — SUBSEQUENT EVENTS

Subsequent to December 31, 2008, the following Portfolio declared dividends from net investment income:

	Per Share Amount	Payable Date	Record Date
Money Market
Class I	$0.0006	February 2, 2009	Daily

Effective May 1, 2009, the name of each Portfolio will be renamed from "ING VP Balanced Portfolio," "ING VP Growth and Income Portfolio," "ING VP Small Company Portfolio," "ING VP Intermediate Bond Portfolio," "ING VP Money Market Portfolio" and "ING BlackRock Global Science and Technology Portfolio" to "ING Balanced Portfolio," "ING Growth and Income Portfolio," "ING Small Company Portfolio," "ING Intermediate Bond Portfolio," "ING Money Market Portfolio" and "ING BlackRock Science and Technology Portfolio", respectively.

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 61.4%
		Advertising: 0.5%
4,550		Harte-Hanks, Inc.	$28,392
160,070	@	Interpublic Group of Cos., Inc.	633,877
1,360	@	inVentiv Health, Inc.	15,694
83,410		Omnicom Group	2,245,397
			2,923,360
		Aerospace/Defense: 1.5%
5,200	@	AAR Corp.	95,732
2,650	@,L	Alliant Techsystems, Inc.	227,264
8,080	@	BE Aerospace, Inc.	62,135
4,550		Cubic Corp.	123,760
1,970		Curtiss-Wright Corp.	65,778
4,690	@	Esterline Technologies Corp.	177,704
33,200		General Dynamics Corp.	1,911,988
44,120		Goodrich Corp.	1,633,322
16,380		Lockheed Martin Corp.	1,377,230
1,460	@	Moog, Inc.	53,392
55,280		Northrop Grumman Corp.	2,489,811
4,700	@	Orbital Sciences Corp.	91,791
15,700		Raytheon Co.	801,328
3,550	@	Teledyne Technologies, Inc.	158,153
600	L	Triumph Group, Inc.	25,476
			9,294,864
		Agriculture: 1.3%
10,750	@	Alliance One International, Inc.	31,605
174,600		Altria Group, Inc.	2,629,476
61,767		Archer-Daniels-Midland Co.	1,780,743
33,369		Philip Morris International, Inc.	1,451,885
52,389		Reynolds American, Inc.	2,111,801
			8,005,510
		Airlines: 0.2%
1,600	@	Alaska Air Group, Inc.	46,800
11,865		Skywest, Inc.	220,689
124,910		Southwest Airlines Co.	1,076,724
			1,344,213
		Apparel: 0.3%
6,979	@	Carter's, Inc.	134,416
57,600	@	Coach, Inc.	1,196,352
1,190	@	Deckers Outdoor Corp.	95,045
4,950	@	Hanesbrands, Inc.	63,113
7,002	@,L	Iconix Brand Group, Inc.	68,480
2,300		K-Swiss, Inc.	26,220
1,920	@	Skechers USA, Inc.	24,614
8,000	@	Timberland Co.	92,400
3,650	@,L	True Religion Apparel, Inc.	45,406
3,050	@,L	Volcom, Inc.	33,245
5,600	@	Warnaco Group, Inc.	109,928
8,600		Wolverine World Wide, Inc.	180,944
			2,070,163
		Auto Parts & Equipment: 0.0%
7,150		BorgWarner, Inc.	155,656
3,700		Superior Industries International	38,924
			194,580
		Banks: 4.9%
17,000	L	Associated Banc-Corp.	355,810
6,150		Bancorpsouth, Inc.	143,664

Shares			Value
14,620		Bank Mutual Corp.	$168,715
145,953		Bank of America Corp.	2,055,018
8,450		Bank of Hawaii Corp.	381,687
76,340		Bank of New York Mellon Corp.	2,162,712
61,620		BB&T Corp.	1,692,085
54,857		Capital One Financial Corp.	1,749,390
12,500	L	Cascade Bancorp.	84,375
4,200	L	Cathay General Bancorp.	99,750
4,890		Central Pacific Financial Corp.	49,096
69,060		Citigroup, Inc.	463,393
2,000		City National Corp.	97,400
1,800		Columbia Banking System, Inc.	21,474
5,817		Commerce Bancshares, Inc.	255,657
3,550		Community Bank System, Inc.	86,585
8,250		Cullen/Frost Bankers, Inc.	418,110
1,012		East-West Bancorp., Inc.	16,162
7,400	@@,L	First Bancorp. Puerto Rico	82,436
3,950		First Financial Bankshares, Inc.	218,080
10,036		First Midwest Bancorp., Inc.	200,419
7,450		FirstMerit Corp.	153,396
7,336	L	Frontier Financial Corp.	31,985
7,000	L	Fulton Financial Corp.	67,340
11,630		Glacier Bancorp., Inc.	221,203
6,505		Goldman Sachs Group, Inc.	548,957
3,800		Hancock Holding Co.	172,748
21,000	L	Hanmi Financial Corp.	43,260
61,800	L	Huntington Bancshares, Inc.	473,388
113,240		JPMorgan Chase & Co.	3,570,457
20,530	L	M&T Bank Corp.	1,178,627
39,200		Morgan Stanley	628,768
10,890		Nara Bancorp., Inc.	107,049
9,940	L	National Penn Bancshares, Inc.	144,229
23,360		Northern Trust Corp.	1,217,990
1,000	L	Old National Bancorp.	18,160
39,665		PNC Financial Services Group, Inc.	1,943,585
7,600		Prosperity Bancshares, Inc.	224,884
1,900		S&T Bancorp, Inc.	67,450
2,310	@	Signature Bank	66,274
49,864		State Street Corp.	1,961,151
4,150	L	Sterling Bancorp.	58,225
19,850		Sterling Bancshares, Inc.	120,688
5,040		Susquehanna Bancshares, Inc.	80,186
6,500	@	SVB Financial Group	170,495
957		Tompkins Financial Corp.	55,458
10,950		Trustco Bank Corp.	104,135
8,930		UCBH Holdings, Inc.	61,438
4,050		UMB Financial Corp.	199,017
1,100		Umpqua Holdings Corp.	15,917
1,200	L	United Bankshares, Inc.	39,864
1,981	L	United Community Banks, Inc.	26,902
53,675		US Bancorp.	1,342,412
10,500		Valley National Bancorp.	212,625
93,300		Wells Fargo & Co.	2,750,484
1,750		Westamerica Bancorp.	89,513
12,950		Whitney Holding Corp.	207,071
13,600	L	Wilmington Trust Corp.	302,464
4,600		Wilshire Bancorp., Inc.	41,768
6,540		Wintrust Financial Corp.	134,528
			29,656,109
		Beverages: 0.6%
31,841		Coca-Cola Co.	1,441,442
41,300		Coca-Cola Enterprises, Inc.	496,839

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Beverages (continued)
1,750	@,L	Green Mountain Coffee Roasters, Inc.	$67,725
4,650	@,L	Hansen Natural Corp.	155,915
1,000	@	Peet's Coffee & Tea, Inc.	23,250
50,050		Pepsi Bottling Group, Inc.	1,126,626
3,650		PepsiAmericas, Inc.	74,314
5,366		PepsiCo, Inc.	293,896
			3,680,007
		Biotechnology: 1.2%
64,470	@	Amgen, Inc.	3,723,143
32,210	@	Biogen Idec, Inc.	1,534,162
1,500	@	Bio-Rad Laboratories, Inc.	112,965
1,000	@	Charles River Laboratories International, Inc.	26,200
6,050	@	Cubist Pharmaceuticals, Inc.	146,168
2,050	@	Enzo Biochem, Inc.	10,025
57,790	@	Life Technologies Corp.	1,347,085
3,620	@,L	Martek Biosciences Corp.	109,722
6,530	@	Regeneron Pharmaceuticals, Inc.	119,891
800	@,L	United Therapeutics Corp.	50,040
9,300	@	Vertex Pharmaceuticals, Inc.	282,534
			7,461,935
		Building Materials: 0.1%
4,400		Apogee Enterprises, Inc.	45,584
4,500		Eagle Materials, Inc.	82,845
9,854		Gibraltar Industries, Inc.	117,657
6,050		Lennox International, Inc.	195,355
600		Martin Marietta Materials, Inc.	58,248
5,950	@	NCI Building Systems, Inc.	96,985
600		Simpson Manufacturing Co., Inc.	16,656
1,280		Texas Industries, Inc.	44,160
			657,490
		Chemicals: 1.2%
10,650		Airgas, Inc.	415,244
1,550		Albemarle Corp.	34,565
414		Arch Chemicals, Inc.	10,793
5,100		Ashland, Inc.	53,601
1,200		Balchem Corp.	29,892
7,800		Cytec Industries, Inc.	165,516
1,600		FMC Corp.	71,568
9,340		HB Fuller Co.	150,467
10,000		Lubrizol Corp.	363,900
6,700		Minerals Technologies, Inc.	274,030
3,200		Monsanto Co.	225,120
2,510		NewMarket Corp.	87,624
4,720	@	OM Group, Inc.	99,639
48,040		PPG Industries, Inc.	2,038,337
3,505		Quaker Chemical Corp.	57,657
4,684		Rohm & Haas Co.	289,424
8,620		Schulman A, Inc.	146,540
32,800		Sherwin-Williams Co.	1,959,800
400		Stepan Co.	18,796
8,100		Terra Industries, Inc.	135,027
21,900		Valspar Corp.	396,171
2,350		Zep, Inc.	45,379
			7,069,090
		Coal: 0.0%
14,100		Arch Coal, Inc.	229,689
5,110	@,L	Patriot Coal Corp.	31,938
			261,627

Shares			Value
		Commercial Services: 1.6%
8,100		Aaron Rents, Inc.	$215,622
900		Administaff, Inc.	19,512
8,400	@	Alliance Data Systems Corp.	390,852
3,700	@	AMN Healthcare Services, Inc.	31,302
14,220	@	Apollo Group, Inc. - Class A	1,089,536
4,160		Arbitron, Inc.	55,245
3,250	@	Brink's Home Security Holdings, Inc.	71,240
1,450	@	Capella Education Co.	85,202
8,750	@	Career Education Corp.	156,975
1,950		Chemed Corp.	77,552
3,617	@	Consolidated Graphics, Inc.	81,889
1,950		Corporate Executive Board Co.	43,017
9,450	@	Cross Country Healthcare, Inc.	83,066
3,950		DeVry, Inc.	226,770
1,500	@	Forrester Research, Inc.	42,315
3,700	@	FTI Consulting, Inc.	165,316
5,250	@	Gartner, Inc.	93,608
5,300	@	Geo Group, Inc.	95,559
3,750		Global Payments, Inc.	122,963
67,740		H&R Block, Inc.	1,539,053
5,850		Heartland Payment Systems, Inc.	102,375
3,450		Heidrick & Struggles International, Inc.	74,313
5,920		Hillenbrand, Inc.	98,746
3,450	@,L	ITT Educational Services, Inc.	327,681
6,100		Kelly Services, Inc.	79,361
1,150	@	Kendle International, Inc.	29,578
9,300	@,L	Korn/Ferry International	106,206
900		Landauer, Inc.	65,970
6,600		Lender Processing Services, Inc.	194,370
4,230	@	Live Nation, Inc.	24,280
11,550		Manpower, Inc.	392,585
18,250	@	MPS Group, Inc.	137,423
5,350	@	Navigant Consulting, Inc.	84,905
12,000	@	On Assignment, Inc.	68,040
1,300	@	Parexel International Corp.	12,623
15,200		Pharmaceutical Product Development, Inc.	440,952
1,750	@,L	Pre-Paid Legal Services, Inc.	65,258
6,400	@	Quanta Services, Inc.	126,720
15,100	@	Rent-A-Center, Inc.	266,515
67,323		RR Donnelley & Sons Co.	914,246
14,100	@	SAIC, Inc.	274,668
900		Strayer Education, Inc.	192,969
4,250	@	Ticketmaster	27,285
5,740	@	TrueBlue, Inc.	54,932
22,709	@	United Rentals, Inc.	207,106
2,900	@	Universal Technical Institute, Inc.	49,793
3,800		Viad Corp.	94,012
3,300	@	Volt Information Sciences, Inc.	23,859
6,550		Watson Wyatt Worldwide, Inc.	313,221
			9,536,586
		Computers: 4.0%
21,900	@	Affiliated Computer Services, Inc.	1,006,305
39,422	@	Apple, Inc.	3,364,668
5,090	@	CACI International, Inc.	229,508
37,300	@	Cadence Design Systems, Inc.	136,518
11,750	@	Ciber, Inc.	56,518
29,200	@	Computer Sciences Corp.	1,026,088

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Computers (continued)
103,380	@	Dell, Inc.	$1,058,611
3,250		Diebold, Inc.	91,293
109,620	@	EMC Corp.	1,147,721
183,665		Hewlett-Packard Co.	6,665,146
9,500	@,L	Hutchinson Technology, Inc.	33,060
10,950		Imation Corp.	148,592
8,440	@	Insight Enterprises, Inc.	58,236
75,750		International Business Machines Corp.	6,375,120
31,505	@	Lexmark International, Inc.	847,485
6,600	@	Manhattan Associates, Inc.	104,346
7,100	@	Mentor Graphics Corp.	36,707
13,724	@	Micros Systems, Inc.	223,976
2,990		MTS Systems Corp.	79,654
18,750	@	NCR Corp.	265,125
11,670	@	Radisys Corp.	64,535
4,100	@	SRA International, Inc.	70,725
1,300	@	SYKES Enterprises, Inc.	24,856
3,600	@,L	Synaptics, Inc.	59,616
15,000	@	Synopsys, Inc.	277,800
60,030	@	Teradata Corp.	890,245
23,100	@	Western Digital Corp.	264,495
			24,606,949
		Cosmetics/Personal Care: 1.0%
2,200		Alberto-Culver Co.	53,922
2,150	@,L	Chattem, Inc.	153,790
99,132		Procter & Gamble Co.	6,128,340
			6,336,052
		Distribution/Wholesale: 0.4%
12,560	@	Brightpoint, Inc.	54,636
4,170	@	Fossil, Inc.	69,639
17,300		Genuine Parts Co.	654,978
31,550	@	Ingram Micro, Inc.	422,455
10,800	@	LKQ Corp.	125,928
6,710		Owens & Minor, Inc.	252,632
4,200	L	Pool Corp.	75,474
4,570	@	Scansource, Inc.	88,064
5,400	@	School Specialty, Inc.	103,248
14,000	@	Tech Data Corp.	249,760
3,220	@	United Stationers, Inc.	107,838
2,750	L	Watsco, Inc.	105,600
			2,310,252
		Diversified Financial Services: 1.1%
890	@	Affiliated Managers Group, Inc.	37,309
72,880		Ameriprise Financial, Inc.	1,702,477
53,271		Charles Schwab Corp.	861,392
4,584		CME Group, Inc.	953,976
33,128		Discover Financial Services	315,710
16,800		Federated Investors, Inc.	284,928
3,230		Financial Federal Corp.	75,162
1,050		Greenhill & Co., Inc.	73,259
8,750	@	Investment Technology Group, Inc.	198,800
5,990	@	LaBranche & Co., Inc.	28,692
36,200	@	Nasdaq Stock Market, Inc.	894,502
17,250		National Financial Partners Corp.	52,440
15,510		NYSE Euronext	424,664
4,600		OptionsXpress Holdings, Inc.	61,456

Shares			Value
1,330	@,L	Portfolio Recovery Associates, Inc.	$45,007
10,850		Raymond James Financial, Inc.	185,861
25	@	SLM Corp.	223
1,450	@	Stifel Financial Corp.	66,483
3,130		SWS Group, Inc.	59,314
5,478	@	TradeStation Group, Inc.	35,333
2,350	@	World Acceptance, Corp.	46,436
			6,403,424
		Electric: 2.0%
226,100	@	AES Corp.	1,863,064
7,550		Alliant Energy Corp.	220,309
6,250		Avista Corp.	121,125
1,850		Central Vermont Public Service Corp.	44,141
1,100		CH Energy Group, Inc.	56,529
6,350		Cleco Corp.	144,971
93,200		CMS Energy Corp.	942,252
6,800		Constellation Energy Group, Inc.	170,612
10,350		DPL, Inc.	236,394
57,410		DTE Energy Co.	2,047,815
14,280		Edison International	458,674
5,350	@	El Paso Electric Co.	96,782
17,700		FirstEnergy Corp.	859,866
14,600		Hawaiian Electric Industries	323,244
6,100		MDU Resources Group, Inc.	131,638
19,100		Northeast Utilities	459,546
11,900		NSTAR	434,231
5,800		NV Energy, Inc.	57,362
7,150		OGE Energy Corp.	184,327
41,500		Pacific Gas & Electric Co.	1,606,465
37,300		Pinnacle West Capital Corp.	1,198,449
9,550		Puget Energy, Inc.	260,429
1,100		UIL Holdings Corp.	33,033
3,077		Unisource Energy Corp.	90,341
			12,041,599
		Electrical Components & Equipment: 0.2%
8,600		Ametek, Inc.	259,806
3,150		Belden CDT, Inc.	65,772
7,400	@	Energizer Holdings, Inc.	400,636
12,000		Hubbell, Inc.	392,160
			1,118,374
		Electronics: 0.7%
60,750	@	Agilent Technologies, Inc.	949,523
400	L	Analogic Corp.	10,912
20,050	@	Arrow Electronics, Inc.	377,742
12,936	@	Avnet, Inc.	235,565
300	@	Axsys Technologies, Inc.	16,458
14,910	@	Benchmark Electronics, Inc.	190,401
9,250		Brady Corp.	221,538
5,770	@	Checkpoint Systems, Inc.	56,777
8,146		CTS Corp.	44,884
910	@	Cymer, Inc.	19,938
2,350	L	Daktronics, Inc.	21,996
3,800	@	Dionex Corp.	170,430
1,050	@	II-VI, Inc.	20,045
2,550	@,L	Itron, Inc.	162,537
62,610		Jabil Circuit, Inc.	422,618
6,710	@	LoJack Corp.	27,645
9,450		Methode Electronics, Inc.	63,693
3,770	@	Plexus Corp.	63,902

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Electronics (continued)
5,100	@	Rogers Corp.	$141,627
8,150		Technitrol, Inc.	28,362
7,650	@	Thomas & Betts Corp.	183,753
3,340	@	Trimble Navigation Ltd.	72,177
13,273	@	TTM Technologies, Inc.	69,152
24,450	@	Vishay Intertechnology, Inc.	83,619
12,385	@	Waters Corp.	453,910
5,750		Watts Water Technologies, Inc.	143,578
4,200		Woodward Governor Co.	96,684
			4,349,466
		Engineering & Construction: 0.4%
8,250	@	Dycom Industries, Inc.	67,815
11,410	@	EMCOR Group, Inc.	255,926
33,221		Fluor Corp.	1,490,626
5,800		Granite Construction, Inc.	254,794
13,800		KBR, Inc.	209,760
10,380	@	Shaw Group, Inc.	212,479
5,920	@	URS Corp.	241,358
			2,732,758
		Entertainment: 0.0%
1,400		International Speedway Corp.	40,222
7,091	@	Scientific Games Corp.	124,376
18,200	@	Shuffle Master, Inc.	90,272
			254,870
		Environmental Control: 0.1%
5,228	@	Calgon Carbon Corp.	80,302
1,600	@	Clean Harbors, Inc.	101,504
9,050	@	Darling International, Inc.	49,685
5,868		Republic Services, Inc.	145,468
1,500	@	Tetra Tech, Inc.	36,225
7,100	@	Waste Connections, Inc.	224,147
			637,331
		Food: 1.3%
1,219	L	Cal-Maine Foods, Inc.	34,985
133,900		ConAgra Foods, Inc.	2,209,350
7,000		Corn Products International, Inc.	201,950
2,450		Diamond Foods, Inc.	49,368
3,520	@	Hain Celestial Group, Inc.	67,197
2,729		Hormel Foods Corp.	84,817
2,550		J&J Snack Foods Corp.	91,494
10,898		JM Smucker Co.	472,537
1,890		Nash Finch Co.	84,842
3,360	@	Ralcorp Holdings, Inc.	196,224
12,202		Ruddick Corp.	337,385
63,800		Safeway, Inc.	1,516,526
171,940		Sara Lee Corp.	1,683,293
2,650	@,L	Smithfield Foods, Inc.	37,286
47,279		Supervalu, Inc.	690,273
4,900	@,L	TreeHouse Foods, Inc.	133,476
1,400	@	United Natural Foods, Inc.	24,948
			7,915,951
		Forest Products & Paper: 0.2%
9,550	@	Buckeye Technologies, Inc.	34,762
1,000	@	Clearwater Paper Corp.	8,390
96,800		International Paper Co.	1,142,240
			1,185,392

Shares			Value
		Gas: 0.8%
2,400		AGL Resources, Inc.	$75,240
13,490		Atmos Energy Corp.	319,713
114,572		CenterPoint Energy, Inc.	1,445,899
300		Laclede Group, Inc.	14,052
6,950		National Fuel Gas Co.	217,744
4,200		New Jersey Resources Corp.	165,270
75,000		NiSource, Inc.	822,750
600		Northwest Natural Gas Co.	26,538
7,100		Piedmont Natural Gas Co.	224,857
4,800		South Jersey Industries, Inc.	191,280
9,400		Southern Union Co.	122,576
8,450		Southwest Gas Corp.	213,109
15,497		UGI Corp.	378,437
12,900		Vectren Corp.	322,629
5,500		WGL Holdings, Inc.	179,795
			4,719,889
		Hand/Machine Tools: 0.5%
6,100		Baldor Electric Co.	108,885
20,078		Black & Decker Corp.	839,461
6,800		Lincoln Electric Holdings, Inc.	346,324
6,100		Regal-Beloit Corp.	231,739
13,200		Snap-On, Inc.	519,816
28,200		Stanley Works	961,620
			3,007,845
		Healthcare-Products: 1.4%
18,950	@	Affymetrix, Inc.	56,661
12,450	@	American Medical Systems Holdings, Inc.	111,926
5,740	@,L	Arthrocare Corp.	27,380
500		Beckman Coulter, Inc.	21,970
70,100	@	Boston Scientific Corp.	542,574
1,200		Cooper Cos., Inc.	19,680
10,600		CR Bard, Inc.	893,156
5,770	@,L	Cyberonics	95,609
500	@	Edwards Lifesciences Corp.	27,475
8,400	@	Gen-Probe, Inc.	359,856
1,900	@	Haemonetics Corp.	107,350
9,100	@	Henry Schein, Inc.	333,879
14,000	L	Hill-Rom Holdings, Inc.	230,440
14,954	@,L	Hologic, Inc.	195,449
3,130	@	ICU Medical, Inc.	103,728
7,100	@	Immucor, Inc.	188,718
2,350		Invacare Corp.	36,472
59,190		Johnson & Johnson	3,541,338
5,040	@	Kensey Nash Corp.	97,826
6,490	@,L	Kinetic Concepts, Inc.	124,478
3,700	@	Masimo Corp.	110,371
470		Mentor Corp.	14,537
1,000		Meridian Bioscience, Inc.	25,470
3,350	@	Merit Medical Systems, Inc.	60,066
8,180	@,L	PSS World Medical, Inc.	153,948
14,020	@	St. Jude Medical, Inc.	462,099
7,000		Steris Corp.	167,230
600	@,L	SurModics, Inc.	15,162
2,850		Techne Corp.	183,882
1,500	@,L	Thoratec Corp.	48,735
4,197	@	Varian Medical Systems, Inc.	147,063
790		West Pharmaceutical Services, Inc.	29,838
			8,534,366

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Healthcare-Services: 1.6%
58,270		Aetna, Inc.	$1,660,695
2,380	@,L	Amedisys, Inc.	98,389
7,990	@	AMERIGROUP Corp.	235,865
1,300	@	Amsurg Corp.	30,342
5,600	@	Centene Corp.	110,376
49,785		Cigna Corp.	838,877
1,950	@	Community Health Systems, Inc.	28,431
700	@	Covance, Inc.	32,221
27,100	@	Health Management Associates, Inc.	48,509
8,250	@	Health Net, Inc.	89,843
7,100	@	Healthspring, Inc.	141,787
11,590	@	Healthways, Inc.	133,053
40,700	@	Humana, Inc.	1,517,296
32,732	@	Laboratory Corp. of America Holdings	2,108,268
1,300	@	LHC Group, Inc.	46,800
5,800	@	LifePoint Hospitals, Inc.	132,472
11,300	@	Lincare Holdings, Inc.	304,309
3,750	@	Magellan Health Services, Inc.	146,850
3,700	@	Molina Healthcare, Inc.	65,157
14,050	@	Odyssey HealthCare, Inc.	129,963
6,880	@	Pediatrix Medical Group, Inc.	218,096
1,190	@	Res-Care, Inc.	17,874
34,300		UnitedHealth Group, Inc.	912,380
1,400		Universal Health Services, Inc.	52,598
3,400	@	WellCare Health Plans, Inc.	43,724
20,400	@	WellPoint, Inc.	859,452
			10,003,627
		Home Builders: 0.3%
8,250	@,L	Hovnanian Enterprises, Inc.	14,190
24,600	L	KB Home	335,052
3,970	L	M/I Homes, Inc.	41,844
5,450		MDC Holdings, Inc.	165,135
4,500	@	Meritage Homes Corp.	54,765
700	@	NVR, Inc.	319,375
26,000		Pulte Homes, Inc.	284,180
4,400		Ryland Group, Inc.	77,748
8,600	@	Standard-Pacific Corp.	15,308
1,900	L	Thor Industries, Inc.	25,042
16,250	@	Toll Brothers, Inc.	348,238
			1,680,877
		Home Furnishings: 0.0%
13,100	L	Furniture Brands International, Inc.	28,951
3,350	@	Universal Electronics, Inc.	54,337
			83,288
		Household Products/Wares: 0.5%
35,700		Avery Dennison Corp.	1,168,461
6,636	@	Central Garden & Pet Co.	39,152
1,700		Church & Dwight Co., Inc.	95,404
31,400		Kimberly-Clark Corp.	1,656,036
5,100		Tupperware Corp.	115,770
			3,074,823
		Housewares: 0.0%
6,310	L	Toro Co.	208,230
			208,230

Shares			Value
		Insurance: 2.5%
51,320		Aflac, Inc.	$2,352,509
13,925		American Financial Group, Inc.	318,604
40,150		AON Corp.	1,834,052
15,399		Arthur J. Gallagher & Co.	398,988
9,550		Brown & Brown, Inc.	199,595
10,631		Chubb Corp.	542,181
10,080		Delphi Financial Group	185,875
7,270	@@	Everest Re Group Ltd.	553,538
9,550		Fidelity National Title Group, Inc.	169,513
8,300		First American Corp.	239,787
3,569		Hanover Insurance Group, Inc.	153,360
16,500		HCC Insurance Holdings, Inc.	441,375
15,100		Horace Mann Educators Corp.	138,769
2,750		Infinity Property & Casualty Corp.	128,508
59,000		Loews Corp.	1,666,750
3,121		Metlife, Inc.	108,798
4,500		Old Republic International Corp.	53,640
4,250	@	ProAssurance Corp.	224,315
18,050		Protective Life Corp.	259,018
10,150		Reinsurance Group of America, Inc.	434,623
1,530		RLI Corp.	93,575
4,300		Safety Insurance Group, Inc.	163,658
5,560		Selective Insurance Group	127,491
8,900		Stancorp Financial Group, Inc.	371,753
28,730		Torchmark Corp.	1,284,231
4,160	L	Tower Group, Inc.	117,354
11,437		Travelers Cos., Inc.	516,952
3,130		United Fire & Casualty Co.	97,249
11,050		Unitrin, Inc.	176,137
90,453		UnumProvident Corp.	1,682,426
8,100		WR Berkley Corp.	251,100
2,150		Zenith National Insurance Corp.	67,876
			15,353,600
		Internet: 0.9%
9,550	@	Avocent Corp.	171,041
4,720	@	Blue Coat Systems, Inc.	39,648
1,340	@,L	Blue Nile, Inc.	32,817
2,611	@	Cybersource Corp.	31,306
8,580	@	DealerTrack Holdings, Inc.	102,016
5,750	@	Digital River, Inc.	142,600
93,567	@	eBay, Inc.	1,306,195
1,550	@	F5 Networks, Inc.	35,433
4,800	@	Google, Inc. - Class A	1,476,720
4,600	@	Interwoven, Inc.	57,960
9,150	@	j2 Global Communications, Inc.	183,366
3,700	@,L	NetFlix, Inc.	110,593
3,840	L	Nutri/System, Inc.	56,026
7,590	@	Perficient, Inc.	36,280
5,850	@,L	Priceline.com, Inc.	430,853
7,300	@	Stamps.com, Inc.	71,759
74,520	@	Symantec Corp.	1,007,510
11,600		United Online, Inc.	70,412
17,550	@	Valueclick, Inc.	120,042
6,260	@	Websense, Inc.	93,712
			5,576,289
		Investment Companies: 0.0%
29,750		Apollo Investment Corp.	276,973
			276,973

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Iron/Steel: 0.4%
5,050		Carpenter Technology Corp.	$103,727
9,660		Cliffs Natural Resources, Inc.	247,393
20,070		Nucor Corp.	927,234
3,500		Reliance Steel & Aluminum Co.	69,790
7,650		Steel Dynamics, Inc.	85,527
19,930		United States Steel Corp.	741,396
			2,175,067
		Leisure Time: 0.1%
3,400	@	Interval Leisure Group, Inc.	18,326
6,650	L	Polaris Industries, Inc.	190,523
5,500	@,L	WMS Industries, Inc.	147,950
			356,799
		Machinery-Construction & Mining: 0.1%
7,800		Bucyrus International, Inc.	144,456
15,500		Joy Global, Inc.	354,795
7,600	@	Terex Corp.	131,632
			630,883
		Machinery-Diversified: 0.7%
12,800	@	AGCO Corp.	301,952
5,800		Applied Industrial Technologies, Inc.	109,736
5,900		Cognex Corp.	87,320
18,000		Cummins, Inc.	481,140
19,700		Flowserve Corp.	1,014,550
9,200	@	Gardner Denver, Inc.	214,728
1,450		Graco, Inc.	34,409
14,200		IDEX Corp.	342,930
5,000	@	Intermec, Inc.	66,400
3,850		Robbins & Myers, Inc.	62,255
25,100		Rockwell Automation, Inc.	809,224
7,950		Roper Industries, Inc.	345,110
8,200		Wabtec Corp.	325,950
1,750	@	Zebra Technologies Corp.	35,455
			4,231,159
		Media: 1.4%
115,463		Comcast Corp. - Class A	1,949,015
65,200	@	DIRECTV Group, Inc.	1,493,732
149,863		News Corp. - Class A	1,362,255
8,050		Scholastic Corp.	109,319
381,300		Time Warner, Inc.	3,835,878
			8,750,199
		Metal Fabricate/Hardware: 0.4%
1,700		CIRCOR International, Inc.	46,750
2,300		Commercial Metals Co.	27,301
500		Kaydon Corp.	17,175
1,000		Lawson Products	22,850
7,650		Mueller Industries, Inc.	191,862
34,314		Precision Castparts Corp.	2,040,997
780		Valmont Industries, Inc.	47,861
4,062	L	Worthington Industries	44,763
			2,439,559
		Mining: 0.0%
1,950		Amcol International Corp.	40,853
1,950	@	Century Aluminum Co.	19,500
6,710		Freeport-McMoRan Copper & Gold, Inc.	163,992
1,400	@	RTI International Metals, Inc.	20,034
			244,379

Shares			Value
		Miscellaneous Manufacturing: 2.1%
5,800		Actuant Corp.	$110,316
7,210		Acuity Brands, Inc.	251,701
4,200		AO Smith Corp.	123,984
6,915		Aptargroup, Inc.	243,685
8,050		Brink's Co.	216,384
1,200		Carlisle Cos., Inc.	24,840
6,030	@	Ceradyne, Inc.	122,469
2,450		Clarcor, Inc.	81,291
39,950		Cooper Industries Ltd.	1,167,739
11,300		Crane Co.	194,812
2,550		Donaldson Co., Inc.	85,808
64,170		Dover Corp.	2,112,476
5,800	@	EnPro Industries, Inc.	124,932
16,800		Federal Signal Corp.	137,928
354,490		General Electric Co.	5,742,738
11,900	@	Griffon Corp.	111,027
40		Honeywell International, Inc.	1,313
3,050		John Bean Technologies Corp.	24,919
7,750	@	Lydall, Inc.	44,563
7,800		Matthews International Corp. - Class A	286,104
2,292		Myers Industries, Inc.	18,336
20,100		Parker Hannifin Corp.	855,054
7,150		Pentair, Inc.	169,241
5,600		SPX Corp.	227,080
3,450		Tredegar Corp.	62,721
			12,541,461
		Office Furnishings: 0.1%
10,552		Herman Miller, Inc.	137,493
10,200	L	HNI, Corp.	161,568
			299,061
		Office/Business Equipment: 0.6%
70,450		Pitney Bowes, Inc.	1,795,066
234,220		Xerox Corp.	1,866,733
			3,661,799
		Oil & Gas: 6.5%
18,526		Apache Corp.	1,380,743
9,470	@	Atwood Oceanics, Inc.	144,702
69,833		Chevron Corp.	5,165,547
4,850		Cimarex Energy Co.	129,883
1,350	@	Comstock Resources, Inc.	63,788
94,600		ConocoPhillips	4,900,280
9,300	@	Denbury Resources, Inc.	101,556
10,350	@	Encore Acquisition Co.	264,132
233,770		ExxonMobil Corp.	18,661,859
7,000	@	Forest Oil Corp.	115,430
5,850		Frontier Oil Corp.	73,886
7,100		Helmerich & Payne, Inc.	161,525
7,483		Hess Corp.	401,388
3,600		Holly Corp.	65,628
7,000	@	Mariner Energy, Inc.	71,400
43,048		Murphy Oil Corp.	1,909,179
71,100	@,@@	Nabors Industries Ltd.	851,067
7,150	@	Newfield Exploration Co.	141,213
39,400		Noble Corp.	870,346
1,850		Penn Virginia Corp.	48,063
580	@	Petroleum Development Corp.	13,961
5,910	@	Petroquest Energy, Inc.	39,952
6,160	@	Pioneer Drilling Co.	34,311

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Oil & Gas (continued)
15,243	@	Plains Exploration & Production Co.	$354,247
7,450	@	Pride International, Inc.	119,051
28,850	@,L	Quicksilver Resources, Inc.	160,695
5,250		St. Mary Land & Exploration Co.	106,628
5,150	@	Stone Energy Corp.	56,753
21,636		Sunoco, Inc.	940,301
3,430	@	Swift Energy Co.	57,658
31,029		Tesoro Corp.	408,652
3,580	@	Unit Corp.	95,658
67,102		Valero Energy Corp.	1,452,087
			39,361,569
		Oil & Gas Services: 0.9%
7,550	@	Basic Energy Services, Inc.	98,452
30,963		BJ Services Co.	361,338
72,894	@	Cameron International Corp.	1,494,327
5,700	@	FMC Technologies, Inc.	135,831
1,980		Gulf Island Fabrication, Inc.	28,532
13,500	@	Helix Energy Solutions Group, Inc.	97,740
4,600	@	Hornbeck Offshore Services, Inc.	75,164
9,310	@	ION Geophysical Corp.	31,933
2,650		Lufkin Industries, Inc.	91,425
66,866	@	National Oilwell Varco, Inc.	1,634,205
4,300	@	Oceaneering International, Inc.	125,302
10,200	@	Oil States International, Inc.	190,638
2,520	@	SEACOR Holdings, Inc.	167,958
33,500		Smith International, Inc.	766,815
10,750	@	Superior Energy Services	171,248
			5,470,908
		Packaging & Containers: 0.4%
27,670		Ball Corp.	1,150,795
24,800		Bemis Co.	587,264
2,350		Greif, Inc. - Class A	78,561
6,730		Rock-Tenn Co.	230,031
16,761		Sonoco Products Co.	388,185
			2,434,836
		Pharmaceuticals: 3.2%
5,721		Abbott Laboratories	305,330
38,900		Bristol-Myers Squibb Co.	904,425
2,400	@	Catalyst Health Solutions, Inc.	58,440
80,093		Eli Lilly & Co.	3,225,345
19,700	@	Endo Pharmaceuticals Holdings, Inc.	509,836
19,360	@	Express Scripts, Inc.	1,064,413
91,630	@	Forest Laboratories, Inc.	2,333,816
18,056	@	King Pharmaceuticals, Inc.	191,755
14,100		Medicis Pharmaceutical Corp.	195,990
26,938		Merck & Co., Inc.	818,915
1,750	@	NBTY, Inc.	27,388
13,150		Omnicare, Inc.	365,044
5,250	@	Par Pharmaceutical Cos., Inc.	70,403
9,450		Perrigo Co.	305,330
310,570		Pfizer, Inc.	5,500,195
3,250	@	PharMerica Corp.	50,928
8,030	@,L	Salix Pharmaceuticals Ltd.	70,905
64,960		Schering-Plough Corp.	1,106,269
13,400	@	Sepracor, Inc.	147,132
8,950	@,L	Valeant Pharmaceuticals International	204,955

Shares			Value
6,800	@	VCA Antech, Inc.	$135,184
10,720	@	Viropharma, Inc.	139,574
35,037	@	Watson Pharmaceuticals, Inc.	930,933
21,480		Wyeth	805,715
			19,468,220
		Pipelines: 0.1%
8,250		Oneok, Inc.	240,240
22,641		Spectra Energy Corp.	356,369
			596,609
		Real Estate: 0.0%
2,750	@,L	Forestar Real Estate Group, Inc.	26,180
2,740		Jones Lang LaSalle, Inc.	75,898
			102,078
		Retail: 4.2%
9,550		Advance Auto Parts, Inc.	321,358
8,950	@	Aeropostale, Inc.	144,095
14,057	@,L	Autozone, Inc.	1,960,530
29,420	@	Big Lots, Inc.	426,296
10,000	@	BJ's Wholesale Club, Inc.	342,600
4,700	L	Buckle, Inc.	102,554
1,030	@	Buffalo Wild Wings, Inc.	26,420
6,200	@	Cabela's, Inc.	36,146
5,900		Casey's General Stores, Inc.	134,343
4,700		Cash America International, Inc.	128,545
9,250		Cato Corp.	139,675
5,600	@	CEC Entertainment, Inc.	135,800
7,620	@	Charlotte Russe Holding, Inc.	49,454
6,600	@	Cheesecake Factory	66,660
5,150	@	Childrens Place Retail Stores, Inc.	111,652
1,950	@,L	Chipotle Mexican Grill, Inc.	120,861
14,450		Christopher & Banks Corp.	80,920
10,350	@	Collective Brands, Inc.	121,302
1,250	@	Copart, Inc.	33,988
103,690		CVS Caremark Corp.	2,980,051
12,100	@,L	Dollar Tree, Inc.	505,780
9,350	@,L	Dress Barn, Inc.	100,419
50,400		Family Dollar Stores, Inc.	1,313,928
5,850		Finish Line	32,760
4,830	@	First Cash Financial Services, Inc.	92,060
18,950		Foot Locker, Inc.	139,093
5,200		Fred's, Inc.	55,952
13,440	@	GameStop Corp.	291,110
125,810		Gap, Inc.	1,684,596
3,350	@,L	Genesco, Inc.	56,682
5,950		Guess ?, Inc.	91,333
4,950	@	Gymboree Corp.	129,146
2,250	L	Haverty Furniture Cos., Inc.	20,993
3,050	@,L	Hibbett Sporting Goods, Inc.	47,916
6,050	@	HOT Topic, Inc.	56,084
1,000	@	Jack in the Box, Inc.	22,090
3,600	@,L	Jo-Ann Stores, Inc.	55,764
4,150	@,L	JoS. A Bank Clothiers, Inc.	108,523
1,431	L	Landry's Restaurants, Inc.	16,600
17,500		Lowe's Cos., Inc.	376,600
42,260		McDonald's Corp.	2,628,149
8,750		MSC Industrial Direct Co.	322,263
1,500	@	O'Reilly Automotive, Inc.	46,110
4,990	@,L	Panera Bread Co.	260,678
6,280	@	PetMed Express, Inc.	110,716
16,300		Petsmart, Inc.	300,735

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Retail (continued)
6,920	@,L	PF Chang's China Bistro, Inc.	$144,905
9,000		Phillips-Van Heusen	181,170
32,483		RadioShack Corp.	387,847
13,750		Regis Corp.	199,788
15,350		Ross Stores, Inc.	456,356
5,910	@	Sonic Corp.	71,925
40,800		Staples, Inc.	731,136
5,700	@	Tractor Supply Co.	205,998
15,800	@	Urban Outfitters, Inc.	236,684
110,733		Wal-Mart Stores, Inc.	6,207,692
4,310		World Fuel Services Corp.	159,470
4,200	@	Zumiez, Inc.	31,290
			25,343,591
		Savings & Loans: 0.6%
9,276		Anchor Bancorp. Wisconsin, Inc.	25,602
18,250		Astoria Financial Corp.	300,760
10,190		Brookline Bancorp., Inc.	108,524
9,500		Dime Community Bancshares	126,350
2,900		First Niagara Financial Group, Inc.	46,893
4,700	@,L	Guaranty Financial Group, Inc.	12,267
176,000		Hudson City Bancorp., Inc.	2,808,960
37,500		New York Community Bancorp., Inc.	448,500
			3,877,856
		Semiconductors: 0.6%
5,050	@	Cabot Microelectronics Corp.	131,654
2,655		Cohu, Inc.	32,258
3,400	@	Cree, Inc.	53,958
14,750	@	Cypress Semiconductor Corp.	65,933
2,520	@,L	Diodes, Inc.	15,271
14,300	@	DSP Group, Inc.	114,686
1,350	@	Hittite Microwave Corp.	39,771
17,800	@	Integrated Device Technology, Inc.	99,858
67,214		Intel Corp.	985,357
16,250	@	Lam Research Corp.	345,800
9,150	@	Microsemi Corp.	115,656
8,550	@	MKS Instruments, Inc.	126,455
38,720	@	QLogic Corp.	520,397
3,400	@	Silicon Laboratories, Inc.	84,252
17,500	@	Skyworks Solutions, Inc.	96,950
6,200	@	Standard Microsystems Corp.	101,308
800	@	Supertex, Inc.	19,208
9,909	@	Triquint Semiconductor, Inc.	34,087
3,450	@	Ultratech, Inc.	41,262
7,285	@	Varian Semiconductor Equipment Associates, Inc.	132,004
3,122	@	Veeco Instruments, Inc.	19,793
15,500		Xilinx, Inc.	276,210
			3,452,128
		Software: 2.1%
9,150	@	ACI Worldwide, Inc.	145,485
8,750		Acxiom Corp.	70,963
5,450	@	Ansys, Inc.	152,001
20,150	@	Autodesk, Inc.	395,948
1,460	@	Avid Technology, Inc.	15,929
2,450		Blackbaud, Inc.	33,075
13,600		Broadridge Financial Solutions ADR	170,544
6,050	@,L	Cerner Corp.	232,623

Shares			Value
85,700	@	Compuware Corp.	$578,475
1,750	@	Concur Technologies, Inc.	57,435
1,410	@	CSG Systems International	24,633
2,650	@	Digi International, Inc.	21,492
4,900	@	Eclipsys Corp.	69,531
21,350	@,L	Epicor Software Corp.	102,480
10,500	L	Fair Isaac Corp.	177,030
59,800		Fidelity National Information Services, Inc.	972,946
38,290	@	Fiserv, Inc.	1,392,607
62,160		IMS Health, Inc.	942,346
11,130	@	Informatica Corp.	152,815
6,264	@	JDA Software Group, Inc.	82,246
1,600	@	Mantech International Corp.	86,704
4,300	@	Metavante Technologies, inc.	69,273
237,544		Microsoft Corp.	4,617,855
6,550	@	Omnicell, Inc.	79,976
54,024	@	Oracle Corp.	957,846
12,600	@	Parametric Technology Corp.	159,390
5,759	@	Phase Forward, Inc.	72,103
4,150	@	Phoenix Technologies Ltd.	14,525
8,950	@	Progress Software Corp.	172,377
11,750		SEI Investments Co.	184,593
3,610	@	Smith Micro Software, Inc.	20,072
2,650	@	SPSS, Inc.	71,444
12,143	@	Sybase, Inc.	300,782
5,300	@,L	SYNNEX Corp.	60,049
8,570	@	Take-Two Interactive Software, Inc.	64,789
3,100	@	Taleo Corp.	24,273
2,331	@	Tyler Technologies, Inc.	27,925
			12,774,580
		Storage/Warehousing: 0.0%
3,500	@,L	Mobile Mini, Inc.	50,470
			50,470
		Telecommunications: 2.9%
40,450	@	3Com Corp.	92,226
19,600	@	Adaptec, Inc.	64,680
4,040	@,L	Anixter International, Inc.	121,685
2,100		Applied Signal Technology, Inc.	37,674
14,192	@	Arris Group, Inc.	112,826
189,907		AT&T, Inc.	5,412,350
5,310		Black Box Corp.	138,697
259,589	@	Cisco Systems, Inc.	4,231,301
15,323	@	CommScope, Inc.	238,119
970	@	Comtech Telecommunications	44,445
14,650		Corning, Inc.	139,615
13,780		Embarq Corp.	495,529
7,090		Fairpoint Communications, Inc.	23,255
2,900	@	General Communication, Inc.	23,461
14,500	@	Harmonic, Inc.	81,345
35,585		Harris Corp.	1,354,009
44,120	@	JDS Uniphase Corp.	161,038
6,550	@	Netgear, Inc.	74,736
13,400	@	NeuStar, Inc.	256,342
8,690	@	Novatel Wireless, Inc.	40,322
5,900		Plantronics, Inc.	77,880
4,150	@	Tekelec	55,361
10,675		Telephone & Data Systems, Inc.	338,931
88,525		Verizon Communications, Inc.	3,000,998
109,670		Windstream Corp.	1,008,964
			17,625,789

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Textiles: 0.0%
6,180		G&K Services, Inc.	$124,960
700	@	Mohawk Industries, Inc.	30,079
3,150		Unifirst Corp.	93,524
			248,563
		Toys/Games/Hobbies: 0.3%
45,550		Hasbro, Inc.	1,328,694
3,300	@	Jakks Pacific, Inc.	68,079
5,600	@	Marvel Entertainment, Inc.	172,200
			1,568,973
		Transportation: 0.4%
10,600		Alexander & Baldwin, Inc.	265,636
4,700	L	Arkansas Best Corp.	141,517
4,650	L	Heartland Express, Inc.	73,284
2,360	@	HUB Group, Inc.	62,611
7,350	@	Kirby Corp.	201,096
2,550		Landstar System, Inc.	97,997
2,900	@	Old Dominion Freight Line	82,534
2,950		Overseas Shipholding Group	124,225
20,830		Ryder System, Inc.	807,787
2,100		Tidewater, Inc.	84,567
11,200		Werner Enterprises, Inc.	194,208
8,500	@,L	YRC Worldwide, Inc.	24,395
			2,159,857
		Water: 0.0%
1,500		Aqua America, Inc.	30,885
			30,885
Total Common Stock (Cost $448,837,066)			374,465,037
REAL ESTATE INVESTMENT TRUSTS: 1.4%
		Apartments: 0.3%
16,080		Apartment Investment & Management Co.	185,724
800		BRE Properties, Inc.	22,384
3,100		Camden Property Trust	97,154
28,297		Equity Residential	843,817
1,950		Essex Property Trust, Inc.	149,663
2,160		Home Properties, Inc.	87,696
1,550		Mid-America Apartment Communities, Inc.	57,598
1,800		Post Properties, Inc.	29,700
2,750		UDR, Inc.	37,923
			1,511,659
		Diversified: 0.1%
10,500		Colonial Properties Trust	87,465
2,450		Duke Realty Corp.	26,852
4,190		Entertainment Properties Trust	124,862
18,240		Lexington Realty Trust	91,200
7,350		Liberty Property Trust	167,801
400		PS Business Parks, Inc.	17,864
			516,044
		Health Care: 0.4%
69,417	L	HCP, Inc.	1,927,710
7,500		Health Care Real Estate Investment Trust, Inc.	316,500
5,450	L	Medical Properties Trust, Inc.	34,390
6,600	L	Nationwide Health Properties, Inc.	189,552

Shares			Value
6,300		Omega Healthcare Investors, Inc.	$100,611
8,720		Senior Housing Properties Trust	156,262
			2,725,025
		Hotels: 0.2%
20,061		DiamondRock Hospitality Co.	101,709
15,950		Hospitality Properties Trust	237,177
91,110		Host Hotels & Resorts, Inc.	689,703
6,900		LaSalle Hotel Properties	76,245
			1,104,834
		Office Property: 0.1%
1,500		Alexandria Real Estate Equities, Inc.	90,510
6,410		BioMed Realty Trust, Inc.	75,125
6,000		Franklin Street Properties Corp.	88,500
3,850		Highwoods Properties, Inc.	105,336
2,050		Kilroy Realty Corp.	68,593
9,800		Mack-Cali Realty Corp.	240,100
4,730		Parkway Properties, Inc.	85,140
4,400		SL Green Realty Corp.	113,960
			867,264
		Paper & Related Products: 0.0%
2,150		Rayonier, Inc.	67,403
			67,403
		Regional Malls: 0.1%
12,850	L	Macerich Co.	233,356
8,400		Pennsylvania Real Estate Investment Trust	62,580
			295,936
		Shopping Centers: 0.1%
7,750		Cedar Shopping Centers, Inc.	54,870
2,450		Federal Realty Investment Trust	152,096
1,550		Inland Real Estate Corp.	20,119
4,150		Kite Realty Group Trust	23,074
2,300		Regency Centers Corp.	107,410
1,950	L	Tanger Factory Outlet Centers, Inc.	73,359
11,300	L	Weingarten Realty Investors	233,797
			664,725
		Single Tenant: 0.0%
4,650	L	National Retail Properties, Inc.	79,934
1,750		Realty Income Corp.	40,513
			120,447
		Storage: 0.1%
9,809		Extra Space Storage, Inc.	101,229
6,000		Public Storage, Inc.	477,000
617		Sovran Self Storage, Inc.	22,212
			600,441
		Warehouse/Industrial: 0.0%
9,400		AMB Property Corp.	220,148
1,150		EastGroup Properties, Inc.	40,917
			261,065
Total Real Estate Investment Trusts (Cost $10,730,276)			8,734,843

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
PREFERRED STOCK: 0.3%
		Diversified Financial Services: 0.1%
857	#,P	Zurich RegCaPS Funding Trust	$636,858
			636,858
		Insurance: 0.2%
19,271	@@,P	Aegon NV - Series 1	172,861
48,903	@@,P	Aegon NV	480,716
65,080	@@,P	XL Capital, Ltd.	162,700
			816,277
Total Preferred Stock (Cost $3,626,207)			1,453,135
Principal Amount			Value
CORPORATE BONDS/NOTES: 9.8%
		Aerospace/Defense: 0.1%
$562,000	C	United Technologies Corp., 6.125%, due 02/01/19	$602,418
			602,418
		Agriculture: 0.1%
209,000	S	Philip Morris International, Inc., 5.650%, due 05/16/18	207,561
412,000		Philip Morris International, Inc., 6.375%, due 05/16/38	429,956
			637,517
		Airlines: 0.1%
797,000	C	Delta Airlines, Inc., 7.570%, due 11/18/10	669,480
			669,480
		Banks: 2.8%
1,040,000	@@,C	Australia & New Zealand Banking Group Ltd., 3.588%, due 12/31/49	404,665
559,000	C	BAC Capital Trust XIV, 5.630%, due 12/31/49	224,098
1,255,000	C	Bank of America Corp., 8.000%, due 12/01/49	904,002
400,000	@@,C	Bank of Ireland, 1.750%, due 12/29/49	204,000
210,000	@@,C	Bank of Scotland PLC, 2.750%, due 12/31/49	73,696
490,000	@@,C	Barclays Bank PLC, 3.250%, due 12/31/49	286,696
434,000	@@,#,C	Barclays Bank PLC, 5.926%, due 09/29/49	159,778
580,000	@@,#	Barclays Bank PLC, 6.050%, due 12/04/17	512,520
110,000	@@,C	Barclays O/S Inv, 2.875%, due 04/11/49	63,454
710,000	@@,C	BNP Paribas, 3.998%, due 09/29/49	323,274
525,000		Citigroup, Inc., 5.000%, due 09/15/14	462,334
1,735,000	C,S	Citigroup, Inc., 8.400%, due 04/29/49	1,147,772
377,000	@@,#,C	Danske Bank A/S, 5.914%, due 12/29/49	199,316

Principal Amount			Value
$220,000	@@,C	Den Norske Bank ASA, 2.500%, due 11/29/49	$105,688
723,000	#,C	Dresdner Funding Trust I, 8.151%, due 06/30/31	286,659
426,000		Fifth Third Bancorp., 8.250%, due 03/01/38	352,798
318,000		Goldman Sachs Group, Inc., 5.250%, due 04/01/13	293,131
720,000		Goldman Sachs Group, Inc., 5.450%, due 11/01/12	687,394
860,000	@@,C	Hongkong & Shanghai Banking Corp., Ltd., 3.813%, due 07/29/49	464,400
1,150,000	@@,C,L	HSBC Bank PLC, 1.913%, due 06/29/49	621,000
1,140,000	@@	HSBC Bank PLC, 3.438%, due 06/29/49	609,900
969,000	C	JPMorgan Chase & Co., 7.900%, due 04/29/49	808,171
344,000		JPMorgan Chase Bank NA, 5.875%, due 06/13/16	343,700
620,000	@@,C	Lloyds TSB Bank PLC, 2.141%, due 11/29/49	332,220
770,000	@@,C	Lloyds TSB Bank PLC, 2.375%, due 11/29/49	393,702
1,030,000	@@,C,L	Lloyds TSB Bank PLC, 3.218%, due 08/29/49	551,742
140,000	@@,C	Mizuho Financial Group Cayman Ltd., 8.375%, due 01/29/49	133,970
249,000		Morgan Stanley, 6.000%, due 04/28/15	215,090
732,000	C	Morgan Stanley, 6.750%, due 04/15/11	720,606
1,485,000	C	National City Preferred Capital Trust I, 12.000%, due 12/29/49	1,388,413
130,000	@@,C	National Westminster Bank PLC, 2.438%, due 11/29/49	66,950
60,000	@@,C	National Westminster Bank PLC, 3.313%, due 08/29/49	30,697
500,000	#,C	PNC Preferred Funding Trust I, 8.700%, due 02/19/49	370,382
487,000	#,C	Rabobank Capital Funding II, 5.260%, due 12/29/49	257,883
538,000	C	RBS Capital Trust I, 5.512%, due 09/30/49	215,281
1,580,000	@@,C	Royal Bank of Scotland Group PLC, 2.063%, due 12/29/49	1,002,908
370,000	@@,C	Societe Generale, 2.625%, due 11/29/49	224,492
38,000	C	State Street Capital Trust III, 8.250%, due 12/29/49	29,381
324,000	C	SunTrust Preferred Capital I, 5.853%, due 12/31/49	175,061
541,000		Wachovia Bank NA, 6.600%, due 01/15/38	588,914
481,000		Wachovia Corp., 7.980%, due 02/08/49	411,103
280,000	@@,C	Westpac Banking Corp., 4.056%, due 09/30/49	146,684
372,000	@@,#,C	Westpac Capital Trust IV, 5.256%, due 12/29/49	189,500
			16,983,425

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Chemicals: 0.2%
$570,000	Z	Stauffer Chemical, 10.490%, due 04/15/17	$302,832
450,000	Z	Stauffer Chemical, 10.950%, due 04/15/18	221,486
260,000	Z	Stauffer Chemical, 16.970%, due 04/15/10	212,486
373,000		Union Carbide Corp., 7.750%, due 10/01/96	220,135
			956,939
		Computers: 0.3%
736,000	C	International Business Machines Corp., 7.625%, due 10/15/18	884,187
270,000	C	International Business Machines Corp., 8.000%, due 10/15/38	360,646
453,000	C	Lexmark International, Inc., 5.900%, due 06/01/13	357,436
290,000	C	Lexmark International, Inc., 6.650%, due 06/01/18	228,861
			1,831,130
		Diversified Financial Services: 1.5%
2,095,000	@@,#,C,S	Aiful Corp., 4.450%, due 02/16/10	1,284,545
435,000		American Express Co., 7.000%, due 03/19/18	440,588
349,000		American Express Co., 8.150%, due 03/19/38	401,424
485,000	@@,C	BNP Paribas, 1.625%, due 12/31/49	272,870
241,000	#,C	Corestates Capital Trust I, 8.000%, due 12/15/26	198,362
495,000		Countrywide Financial Corp., 5.800%, due 06/07/12	482,821
420,000	@@,C	Financiere CSFB NV, 2.813%, due 03/29/49	275,100
428,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	311,771
730,000		General Electric Capital Corp., 5.875%, due 01/14/38	717,021
562,000	#,C	HVB Funding Trust III, 9.000%, due 10/22/31	162,679
1,131,000	@@,#,S	Mantis Reef Ltd., 4.799%, due 11/03/09	1,131,471
750,000	C	National Rural Utilities Cooperative Finance Corp., 10.375%, due 11/01/18	879,215
1,424,364	#,C	Piper Jaffray Equipment Trust Securities, 6.000%, due 09/10/11	1,011,299
1,172,515	#,C	Piper Jaffray Equipment Trust Securities, 6.750%, due 04/01/11	832,486
73,052	#	Power Receivable Finance, LLC, 6.290%, due 01/01/12	71,608
4,767,391	#,Z	Toll Road Investors Partnership II LP, 20.460%, due 02/15/45	561,012
530,000	#,C	Twin Reefs Pass-through Trust, 1.406%, due 12/10/49	5,963
			9,040,235

Principal Amount			Value
		Electric: 0.8%
$1,298,000	C	Commonwealth Edison Co., 6.950%, due 07/15/18	$1,231,000
391,000	C	DTE Energy Co., 7.050%, due 06/01/11	386,972
359,856	#,C	Juniper Generation, LLC, 6.790%, due 12/31/14	389,776
283,000	C	Nevada Power Co., 6.750%, due 07/01/37	253,938
1,214,000	C	NorthWestern Corp., 5.875%, due 11/01/14	1,120,838
419,000	#,C	Oncor Electric Delivery Co., 6.800%, due 09/01/18	402,514
568,000	#,C	Oncor Electric Delivery Co., 7.500%, due 09/01/38	541,297
473,000	C	Sierra Pacific Power Co., 6.250%, due 04/15/12	451,242
479,000	#	White Pine Hydro Portfolio, LLC, 7.260%, due 07/20/15	439,879
			5,217,456
		Energy-Alternate Sources: 0.1%
700,000		Greater Ohio Ethanol, LLC, 2.630%, due 12/31/13	—
600,000		Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	—
467,000	#	White Pine Hydro, LLC, 6.310%, due 07/10/17	426,872
319,000	#	White Pine Hydro, LLC, 6.960%, due 07/10/37	305,254
			732,126
		Food: 0.3%
631,000		Kraft Foods, Inc., 6.125%, due 02/01/18	619,375
138,000		Kraft Foods, Inc., 6.500%, due 08/11/17	138,936
130,000		Kraft Foods, Inc., 6.875%, due 02/01/38	130,317
485,000		Kraft Foods, Inc., 7.000%, due 08/11/37	493,721
205,000	C	Safeway, Inc., 6.250%, due 03/15/14	206,289
			1,588,638
		Forest Products & Paper: 0.1%
111,000	C	International Paper Co., 7.400%, due 06/15/14	91,084
654,000	C	International Paper Co., 7.950%, due 06/15/18	517,684
			608,768
		Gas: 0.1%
1,026,000	C,S	Southern Union Co., 7.200%, due 11/01/66	359,100
			359,100
		Insurance: 0.5%
1,355,000	@@,C	Aegon NV, 4.567%, due 12/31/49	372,625
785,000		American International Group, Inc., 5.850%, due 01/16/18	526,999

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Insurance (continued)
$586,000	#,C	Metlife Capital Trust IV, 7.875%, due 12/15/37	$368,366
287,000	C	Metlife, Inc., 6.375%, due 06/15/34	238,253
368,000	#,C	Nationwide Mutual Insurance, 5.810%, due 12/15/24	159,313
194,000		Prudential Financial, Inc., 5.700%, due 12/14/36	121,230
387,000		Prudential Financial, Inc., 6.000%, due 12/01/17	310,953
693,000		Prudential Financial, Inc., 6.625%, due 12/01/37	473,668
761,000	@@,#,C	White Mountains Re Group Ltd., 7.506%, due 05/29/49	304,400
244,000	@@,C	XL Capital, Ltd., 6.500%, due 12/15/49	56,170
			2,931,977
		Media: 0.7%
145,000	C	Comcast Corp., 5.900%, due 03/15/16	138,647
1,276,000	C	Comcast Corp., 6.300%, due 11/15/17	1,244,252
76,000	C	Comcast Corp., 6.950%, due 08/15/37	80,287
1,436,000	#,C,S	COX Communications, Inc., 6.250%, due 06/01/18	1,276,759
276,000	#,C	COX Communications, Inc., 6.950%, due 06/01/38	250,381
395,000	C	News America, Inc., 6.650%, due 11/15/37	392,199
1,013,000	C	Time Warner, Inc., 5.500%, due 11/15/11	952,443
75,000	C	Time Warner, Inc., 7.700%, due 05/01/32	75,295
			4,410,263
		Miscellaneous Manufacturing: 0.1%
521,000		General Electric Co., 5.250%, due 12/06/17	520,325
			520,325
		Pipelines: 0.4%
740,000	C	Enbridge Energy Partners, 9.875%, due 03/01/19	745,930
524,000	C	Energy Transfer Partners, 9.700%, due 03/15/19	540,807
345,000	C	Northwest Pipeline Corp., 7.000%, due 06/15/16	312,892
536,000	C	Panhandle Eastern Pipe Line, 6.200%, due 11/01/17	412,472
460,000	C	Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	420,514
			2,432,615
		Real Estate: 0.1%
162,000	C	Liberty Property LP, 6.375%, due 08/15/12	124,342
532,000	C	Liberty Property LP, 7.750%, due 04/15/09	525,724
			650,066

Principal Amount			Value
		Retail: 0.2%
$184,000	C	CVS Caremark Corp., 5.750%, due 06/01/17	$173,512
459,682	#,C	CVS Lease Pass-through, 6.036%, due 12/10/28	280,232
414,000	C	Darden Restaurants, Inc., 5.625%, due 10/15/12	358,014
924,000	C	Darden Restaurants, Inc., 6.200%, due 10/15/17	686,842
			1,498,600
		Software: 0.1%
304,000	C	Oracle Corp., 5.250%, due 01/15/16	309,957
231,000	C	Oracle Corp., 5.750%, due 04/15/18	242,053
			552,010
		Telecommunications: 0.7%
471,000		Bellsouth Telecommunications, Inc., 7.000%, due 12/01/95	369,946
136,000	@@,C	British Telecommunications PLC, 5.150%, due 01/15/13	129,669
227,000	@@,C,S	British Telecommunications PLC, 5.950%, due 01/15/18	197,813
270,000	@@,C	Deutsche Telekom International Finance BV, 6.750%, due 08/20/18	274,264
44,000	C	Embarq Corp., 6.738%, due 06/01/13	37,214
69,000	C	Embarq Corp., 7.995%, due 06/01/36	46,672
882,000	C	Sprint Capital Corp., 6.875%, due 11/15/28	525,855
745,000	@@,C	Telefonica Emisones SAU, 6.421%, due 06/20/16	744,795
1,250,000	C	Verizon Communications, Inc., 8.950%, due 03/01/39	1,619,600
370,000	@@,C	Vodafone Group PLC, 5.750%, due 03/15/16	353,707
			4,299,535
		Transportation: 0.5%
95,000	C	Burlington Northern Santa Fe Corp., 5.750%, due 03/15/18	91,739
122,000	C	Burlington Northern Santa Fe Corp., 6.150%, due 05/01/37	112,724
137,000	C	Burlington Northern Santa Fe Corp., 6.200%, due 08/15/36	126,728
488,000	C	CSX Corp., 6.250%, due 04/01/15	479,635
420,000	C	CSX Corp., 6.250%, due 03/15/18	386,960
556,000	C	CSX Corp., 7.450%, due 04/01/38	530,247
76,000	C	Norfolk Southern Corp., 5.750%, due 04/01/18	74,082
78,000	C	Norfolk Southern Corp., 7.050%, due 05/01/37	81,822
600,000	C	Union Pacific Corp., 5.700%, due 08/15/18	578,690
157,000	C	Union Pacific Corp., 6.625%, due 02/01/29	149,037
499,000	C	Union Pacific Corp., 7.875%, due 01/15/19	571,086
			3,182,750
Total Corporate Bonds/Notes (Cost $74,864,059)			59,705,373

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 12.9%
	Federal Home Loan Mortgage Corporation##: 7.1%
$2,094,000	C,S	4.500%, due 02/15/20	$2,074,606
9,796,722	C,S	5.000%, due 08/15/16-04/15/32	9,961,507
321,831	S	5.015%, due 04/01/35	327,590
1,958,000	C,S	5.500%, due 12/15/20-07/15/33	2,002,093
22,007,000	W	5.500%, due 02/12/37	22,457,461
5,989,463	C,S	6.000%, due 01/15/29	6,200,835
280,352	S	6.500%, due 11/01/28-12/01/31	293,503
			43,317,595
	Federal National Mortgage Association##: 5.4%
39,634	S	0.821%, due 08/25/33	38,305
984,539	S	5.000%, due 02/25/29	998,182
12,481,000	W	5.000%, due 01/12/36	12,744,274
1,876,000	S	5.500%, due 05/25/30	1,922,252
7,000,000		6.000%, due 02/12/37	7,184,842
7,627,181	S	6.000%, due 06/01/16-01/01/38	7,914,833
1,210,785	S	7.000%, due 06/01/29-07/01/32	1,281,345
515,983	C,S	7.500%, due 01/25/48	535,966
185,866	S	7.500%, due 11/01/29-11/01/30	196,840
			32,816,839
	Government National Mortgage Association: 0.4%
18,727	S	5.125%, due 12/20/29	18,424
70,775	S	5.375%, due 04/20/28	70,684
110,941	S	6.500%, due 10/15/31	116,625
1,046,924	S	7.000%, due 09/15/24-11/15/24	1,111,373
932,215	S	7.500%, due 12/15/23	988,156
			2,305,262
Total U.S. Government Agency Obligations (Cost $77,809,876)			78,439,696
U.S. TREASURY OBLIGATIONS: 4.7%
		U.S. Treasury Bonds: 1.2%
4,895,000	L	4.375%, due 02/15/38	6,557,773
493,000	L	4.500%, due 05/15/38	673,022
			7,230,795
		U.S. Treasury Notes: 2.6%
11,316,000	L	1.250%, due 11/30/10	11,441,076
4,065,000	L	2.000%, due 11/30/13	4,171,710
			15,612,786
	Treasury Inflation Indexed Protected Securitiesip: 0.9%
3,597,510		1.375%, due 07/15/18	3,351,129
2,566,314		2.375%, due 04/15/11	2,507,171
			5,858,300
Total U.S. Treasury Obligations (Cost $28,063,799)			28,701,881
ASSET-BACKED SECURITIES: 1.2%
	Credit Card Asset-Backed Securities: 0.1%
553,000	C,S	Citibank Credit Card Issuance Trust, 5.650%, due 09/20/19	446,375
			446,375

Principal Amount			Value
	Home Equity Asset-Backed Securities: 0.4%
$2,324,208	C,S	GSAA Trust, 5.242%, due 06/25/34	$2,223,940
428,000	#,C,S	Irwin Home Equity, 5.960%, due 08/25/37	198,883
153,045	C,S	Merrill Lynch Mortgage Investors Trust, 0.831%, due 07/25/34	108,668
211	C,S	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	204
428,000	C,S	Residential Funding Mortgage Securities II, Inc., 5.890%, due 05/25/37	313,060
			2,844,755
		Other Asset-Backed Securities: 0.7%
112,798	C,S	Amortizing Residential Collateral Trust, 0.721%, due 05/25/32	58,549
83,842	C,S	Chase Funding Mortgage Loan Asset-Backed Certificates, 0.771%, due 07/25/33	72,546
1,327	C,S	Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	1,282
96,848	C,S	CNH Equipment Trust, 1.235%, due 06/15/12	94,246
104,000	C,S	Countrywide Asset-Backed Certificates, 5.689%, due 10/25/46	59,006
845,658	C,S	Credit-Based Asset Servicing and Securitization, LLC, 4.831%, due 08/25/35	753,059
1,114,298	C,S	Credit-Based Asset Servicing and Securitization, LLC, 5.501%, due 12/25/36	926,474
459,000	#,C,S	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	357,518
241,000	#,C,S	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	142,303
576,211	C,S	Equity One, Inc., 5.050%, due 09/25/33	437,455
117,213	C,S	Fannie Mae, 0.611%, due 04/25/35	106,599
471,250	@@,#,C,S	Franklin CLO Ltd., 2.075%, due 09/20/15	422,758
927,000	#,C,S,I	Hudson Mezzanine Funding, 2.189%, due 06/12/42	464
191,948	@@,#,C,S	Liberty Square CDO Ltd., 4.846%, due 04/15/13	149,000
350,782	C,S	Merrill Lynch Mortgage Investors Trust, 5.609%, due 03/25/37	244,940
2,249	C,S	Popular Mortgage Pass-through Trust, 4.000%, due 12/25/34	2,173
21,384	C,S	Residential Asset Mortgage Products, Inc., 1.091%, due 06/25/33	17,461

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
	Other Asset-Backed Securities (continued)
$408,966	C,S	Structured Asset Securities Corp., 4.910%, due 06/25/33	$303,903
			4,149,736
Total Asset-Backed Securities (Cost $9,946,698)			7,440,866
COLLATERALIZED MORTGAGE OBLIGATIONS: 9.8%
767,314	C,S	American Home Mortgage Assets, 3.176%, due 11/25/46	261,111
1,411,294	C,S	American Home Mortgage Investment Trust, 0.851%, due 11/25/45	360,120
151,652	C,S	Banc of America Alternative Loan Trust, 6.475%, due 04/25/37	74,278
19,866,357	C,S,^	Banc of America Commercial Mortgage, Inc., 0.291%, due 01/15/49	221,550
97,396	C,S	Banc of America Commercial Mortgage, Inc., 4.161%, due 12/10/42	94,306
60,000	C,S	Banc of America Commercial Mortgage, Inc., 4.429%, due 11/10/39	55,521
10,000	C,S	Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	9,204
5,016	C,S	Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	4,827
8,748	C,S	Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	8,215
10,000	C,S	Banc of America Commercial Mortgage, Inc., 4.891%, due 07/10/45	8,268
516,000	C,S	Banc of America Commercial Mortgage, Inc., 5.463%, due 09/10/47	109,049
160,000	C,S	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	153,474
1,490,806	C,S	Banc of America Funding Corp., 5.257%, due 09/20/35	823,663
2,896,327	C,S	Banc of America Funding Corp., 5.650%, due 06/20/37	1,988,107
2,172,291	C,S	Banc of America Funding Corp., 5.750%, due 09/20/34	1,658,283
428,742	C,S	Banc of America Funding Corp., 7.000%, due 10/25/37	234,146
904,009	C,S	Banc of America Mortgage Securities, Inc., 5.172%, due 09/25/35	674,487
646,506	C,S	Banc of America Mortgage Securities, Inc., 5.250%, due 11/25/19	589,237
759,464	C,S	Banc of America Mortgage Securities, Inc., 5.500%, due 11/25/33	669,939

Principal Amount			Value
$1,334,004	C,S	Banc of America Mortgage Securities, Inc., 5.500%, due 06/25/35	$1,083,092
205,038	C,S	Bear Stearns Alternative-A Trust, 0.791%, due 07/25/34	108,791
392,000	#,C,S	Bear Stearns Commercial Mortgage Securities, 5.660%, due 09/11/41	86,230
1,782,830	C,S	Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	1,779,014
2,068,475	C,S	Chase Mortgage Finance Corp., 5.408%, due 12/25/35	1,453,916
1,135,976	C,S	Chase Mortgage Finance Corp., 5.500%, due 11/25/35	961,347
736,643	C,S	Citicorp Mortgage Securities, Inc., 5.500%, due 02/25/22	575,839
157,590	C,S	Citigroup Mortgage Loan Trust, Inc., 5.937%, due 06/25/36	101,628
2,140,015	C,S	Citigroup Mortgage Loan Trust, Inc., 6.000%, due 11/25/35	1,339,454
371,000	C,S	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, due 12/11/49	260,149
371,000	C,S	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.886%, due 11/15/44	280,928
444,000	C,S	Commercial Mortgage Pass-through Certificates, 4.221%, due 03/10/39	421,557
17,972	C,S	Countrywide Alternative Loan Trust, 0.771%, due 02/25/35	17,642
627,172	C,S	Countrywide Alternative Loan Trust, 3.136%, due 11/25/46	154,920
23,502	C,S	Countrywide Alternative Loan Trust, 5.403%, due 10/25/35	14,267
1,672,652	C, S	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	1,132,329
316,619	C,S	Countrywide Home Loan Mortgage Pass-through Trust, 0.791%, due 04/25/35	69,718
548,211	C,S	Countrywide Home Loan Mortgage Pass-through Trust, 5.250%, due 10/25/35	361,269
465,243	C,S	Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	426,020
10,000	C,S	Credit Suisse First Boston Mortgage Securities Corp., 4.801%, due 03/15/36	8,897
8,000	C,S	Credit Suisse First Boston Mortgage Securities Corp., 7.695%, due 04/15/62	8,045
1,157,405	C,S	Credit Suisse Mortgage Capital Certificates, 7.000%, due 08/25/36	548,302

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$64,689	C,S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	$64,551
829,258	C,S	First Horizon Alternative Mortgage Securities, 5.500%, due 08/25/35	561,295
545,035	C,S	First Horizon Mortgage Pass-through Trust, 5.395%, due 10/25/35	408,594
682,431	C,S	First Horizon Mortgage Pass-through Trust, 5.500%, due 12/25/35	507,190
1,472,209	C,S	First Union National Bank Commercial Mortgage, 6.663%, due 01/12/43	1,448,705
18,203,183	C,S,^	GE Capital Commercial Mortgage Corp., 0.502%, due 06/10/48	179,136
1,000	C,S	GE Capital Commercial Mortgage Corp., 4.865%, due 07/10/39	926
160,918	C,S	GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	157,045
1,360,037	C,S	GMAC Mortgage Corp. Loan Trust, 4.583%, due 10/19/33	1,056,472
1,561,938	C,S	GMAC Mortgage Corp. Loan Trust, 5.264%, due 03/18/35	1,375,346
161,160	C,S	GMAC Mortgage Corp. Loan Trust, 5.467%, due 11/19/35	103,017
15,673,304	#,C,S,^	Greenwich Capital Commercial Funding Corp., 0.323%, due 03/10/39	182,610
870,000	C,S	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	790,984
474,000	C,S	Greenwich Capital Commercial Funding Corp., 5.534%, due 03/10/39	85,948
240,000	C,S	Greenwich Capital Commercial Funding Corp., 5.554%, due 03/10/39	42,963
192,000	C,S	Greenwich Capital Commercial Funding Corp., 5.613%, due 03/10/39	28,786
684,000	C,S	GS Mortgage Securities Corp. II, 5.628%, due 04/10/38	133,189
810,615	#,C,S	GSMPS Mortgage Loan Trust, 0.821%, due 01/25/35	645,594
722,722	#,C,S	GSMPS Mortgage Loan Trust, 0.871%, due 04/25/36	601,802
395,704	C,S	GSR Mortgage Loan Trust, 5.500%, due 07/25/35	324,926
704,153	C,S	GSR Mortgage Loan Trust, 6.500%, due 10/25/36	550,413
203,320	C,S	Harborview Mortgage Loan Trust, 0.931%, due 01/19/35	102,961
284,200	C,S	Homebanc Mortgage Trust, 1.331%, due 08/25/29	177,785

Principal Amount			Value
$214,517	C,S	JPMorgan Alternative Loan Trust, 5.505%, due 01/25/36	$125,077
53,578,085	C,S,^	JPMorgan Chase Commercial Mortgage Securities Corp., 0.038%, due 01/12/43	42,434
15,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	14,511
310,115	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.262%, due 08/12/40	303,744
14,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.865%, due 03/15/46	11,478
468,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.298%, due 05/15/47	380,968
152,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.455%, due 05/15/47	45,508
681,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.475%, due 04/15/43	531,760
304,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.495%, due 05/15/47	77,365
104,929	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.833%, due 04/15/45	101,885
877,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.861%, due 04/15/45	751,977
4,064,771	C,S,^	LB-UBS Commercial Mortgage Trust, 0.486%, due 02/15/40	78,200
601,050	C,S	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	571,290
231,000	C,S	LB-UBS Commercial Mortgage Trust, 4.836%, due 02/15/40	75,896
250,000	C,S	LB-UBS Commercial Mortgage Trust, 4.885%, due 09/15/30	231,517
10,000	C,S	LB-UBS Commercial Mortgage Trust, 4.998%, due 04/15/30	9,101
340,000	C,S	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	307,718
620,000	C,S	LB-UBS Commercial Mortgage Trust, 5.287%, due 04/15/40	172,348
415,000	C,S	LB-UBS Commercial Mortgage Trust, 5.347%, due 11/15/38	324,492
329,000	C,S	LB-UBS Commercial Mortgage Trust, 5.516%, due 11/15/38	57,392
246,000	C,S	LB-UBS Commercial Mortgage Trust, 5.533%, due 02/15/40	44,361

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$491,000	C,S	LB-UBS Commercial Mortgage Trust, 5.563%, due 02/15/40	$86,234
1,581,000	C,S	LB-UBS Commercial Mortgage Trust, 6.149%, due 04/15/41	1,155,452
3,104,410	C,S	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	3,104,628
611,454	C,S	Luminent Mortgage Trust, 0.671%, due 10/25/46	251,536
522,000	C,S	MASTR Alternative Loans Trust, 6.250%, due 07/25/36	282,065
21,651	C,S	MASTR Alternative Loans Trust, 6.500%, due 05/25/33	17,081
242,930	C,S	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	227,040
11,991,074	#,C,S,^	Merrill Lynch Mortgage Trust, 0.154%, due 11/12/35	39,839
3,096,702	C,S,^	Merrill Lynch/Countrywide Commercial Mortgage Trust, 0.541%, due 08/12/48	61,971
237,000	C,S	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.479%, due 08/12/48	41,903
264,000	C,S	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.509%, due 08/12/48	45,454
104,108	C,S	MLCC Mortgage Investors, Inc., 0.791%, due 01/25/29	82,824
160,000	C,S	Morgan Stanley Capital I, 5.007%, due 01/14/42	134,012
114,927	C,S	MortgageIT Trust, 0.841%, due 11/25/35	27,800
788,000	C,S	New York Mortgage Trust, Inc., 5.652%, due 05/25/36	511,268
369,339	C,S	Prime Mortgage Trust, 0.971%, due 02/25/35	209,772
89,528	C,S	Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	85,321
949,749	C,S	RAAC Series, 5.250%, due 09/25/34	698,452
404,449	C,S	Residential Accredit Loans, Inc., 0.711%, due 04/25/46	85,303
757,978	C,S	Residential Accredit Loans, Inc., 5.000%, due 09/25/36	610,420
114,709	C,S	Sequoia Mortgage Trust, 0.778%, due 01/20/35	60,611
3,308	C,S	Structured Adjustable Rate Mortgage Loan Trust, 0.781%, due 07/25/35	1,538
190,848	C,S	Structured Asset Mortgage Investments, Inc., 0.821%, due 04/19/35	101,193
1,790,000	#,C,S	Wachovia Bank Commercial Mortgage Trust, 5.209%, due 10/15/44	473,096
70,000	C,S	Wachovia Bank Commercial Mortgage Trust, 5.243%, due 07/15/42	65,420

Principal Amount			Value
$319,340	C,S	Washington Mutual Mortgage Pass-through Certificates, 0.781%, due 01/25/45	$164,664
116,142	C,S	Washington Mutual Mortgage Pass-through Certificates, 0.791%, due 08/25/45	63,049
51,963	C,S	Washington Mutual Mortgage Pass-through Certificates, 1.858%, due 06/25/44	29,826
1,793,221	C,S	Washington Mutual Mortgage Pass-through Certificates, 2.996%, due 01/25/47	663,125
1,005,606	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.066%, due 07/25/47	291,265
958,032	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.176%, due 09/25/46	245,088
64,509	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.226%, due 05/25/46	18,286
271,314	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.226%, due 06/25/46	102,345
758,000	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.792%, due 06/25/34	724,784
241,328	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.000%, due 12/25/18	228,710
1,134,206	C,S	Washington Mutual Mortgage Pass-through Certificates 2A3, 5.489%, due 01/25/37	747,640
119,826	C,S	Washington Mutual Mortgage Pass-through Certificates 2A4, 5.489%, due 01/25/37	45,410
2,182,329	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.658%, due 06/25/37	1,134,685
167,393	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.814%, due 06/25/37	94,300
922,754	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.859%, due 07/25/37	466,917
1,338,666	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.869%, due 07/25/37	693,399
352,636	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.895%, due 07/25/37	180,374
1,417,355	C,S	Washington Mutual Mortgage Pass-through Certificates, 6.000%, due 06/25/34	1,107,132
1,445,000	C,S	Wells Fargo Mortgage-Backed Securities Trust, 3.622%, due 06/25/35	1,407,772
2,180,496	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.500%, due 08/25/18	1,955,126
617,000	C,S	Wells Fargo Mortgage-Backed Securities Trust A5, 4.787%, due 07/25/34	466,498

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$628,000	C,S	Wells Fargo Mortgage-Backed Securities Trust A6, 4.787%, due 07/25/34	$451,410
657,506	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.888%, due 08/25/34	477,830
1,598,487	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.113%, due 03/25/36	1,199,954
2,201,446	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.387%, due 08/25/35	1,557,687
746,730	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.629%, due 12/25/36	486,116
1,337,608	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.922%, due 11/25/36	874,947
2,019,492	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.938%, due 10/25/36	1,394,108
212,844	C,S	Wells Fargo Mortgage-Backed Securities Trust, 6.000%, due 06/25/36	142,081
1,062,404	C,S	Wells Fargo Mortgage-Backed Securities Trust, 6.000%, due 12/28/37	687,109
Total Collateralized Mortgage Obligations (Cost $86,922,848)			59,542,269
MUNICIPAL BONDS: 0.5%
		California: 0.1%
806,000	C	City of San Diego, 7.125%, due 06/01/32	528,502
			528,502
		Florida: 0.1%
345,000	C	Florida State Board of Education, 4.750%, due 06/01/35	297,587
			297,587
		Lousiana: 0.1%
802,000	C	State of Louisiana, 5.000%, due 10/15/17	858,308
			858,308
		Michigan: 0.1%
555,000		Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	360,778
			360,778
		Washington: 0.1%
896,000	C	State of Washington, 5.000%, due 01/01/33	860,913
			860,913
Total Municipal Bonds (Cost $3,442,638)			2,906,088
Total Long-Term Investments (Cost $744,243,467)			621,389,188

Principal Amount			Value
SHORT-TERM INVESTMENTS: 8.6%
		Commercial Paper: 2.5%
$5,000,000	S	Alcoa, Inc., 5.360%, due 01/13/09	$4,990,340
4,200,000		Ciesco, LLC, 0.300%, due 01/02/09	4,199,993
6,000,000	S	Volkswagen of America, 2.500%, due 01/21/09	5,991,250
Total Commercial Paper (Cost $15,181,583)			15,181,583
Shares			Value
		Money Market: 0.6%
3,543,000	S	ING Institutional Prime Money Market Fund - Class I	$3,543,000
Total Money Market (Cost $3,543,000)			3,543,000

Principal Amount		Value
	Securities Lending Collateralcc: 5.5%
$34,040,061	Bank of New York Mellon Corp. Institutional Cash Reserves	$33,714,630
Total Securities Lending Collateral (Cost $34,040,061)		33,714,630
Total Short-Term Investments (Cost $52,764,644)		52,439,213

Total Investments in Securities (Cost $797,008,111)*	110.6%	$673,828,401
Other Assets and Liabilities - Net	(10.6)	(64,328,802)
Net Assets	100.0%	$609,499,599

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

MASTR  Mortgage Asset Securitization Transaction, Inc.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

ip  Treasury inflation indexed protected security whose principal value is adjusted in accordance with changes to the Consumer Price Index.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage   Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W  Settlement is on a when-issued or delayed-delivery basis.

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

I  Illiquid security

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

L  Loaned security, a portion or all of the security is on loan at December 31, 2008.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

The Portfolio received $3,110,000 in cash collateral for swaps and foreign forward currency contracts, with these amounts being held in a tri-party account.

*  Cost for federal income tax purposes is $819,098,035.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$12,504,229
Gross Unrealized Depreciation	(157,773,863)
Net Unrealized Depreciation	$(145,269,634)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$386,742,880	$(461,104)
Level 2 — Other Significant Observable Inputs	281,795,135	4,039,019
Level 3 — Significant Unobservable Inputs	5,290,386	142,098
Total	$673,828,401	$3,720,013

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2008, was as follows:

	Investments in Securities	Other Financial Instruments*
Beginning Balance at 12/31/07	$14,526,723	$(48,239)
Net Purchases/(Sales)	(4,273,472)	512,952
Accrued Discounts/(Premiums)	54,250	(3,653)
Total Realized Gain/(Loss)	(697,580)	(370,666)
Total Unrealized Appreciation/(Depreciation)	(4,024,808)	120,601
Net Transfers In/(Out) of Level 3	(294,727)	(68,897)
Ending Balance at 12/31/08	$5,290,386	$142,098

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $(4,789,683). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

At December 31, 2008 the following forward foreign currency contracts were outstanding for the ING VP Balanced Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Colombian Peso			USD
COP 2,710,657,436	BUY	01/08/09	1,171,923	1,203,862	$31,939
Indonesian Rupiah IDR 6,060,999,679	BUY	01/08/09	564,602	553,381	(11,221)
Russian Ruble RUB 16,703,999	BUY	01/13/09	581,616	535,052	(46,564)
Russian Ruble RUB 16,733,000	BUY	01/13/09	582,498	535,981	(46,517)
					$(72	,363)
Colombian Peso COP 1,465,570,045	SELL	01/08/09	632,229	650,892	$(18,663)
Colombian Peso COP 1,245,087,402	SELL	01/08/09	539,653	552,971	(13,318)
Indonesian Rupiah IDR 6,060,999,698	SELL	01/08/09	445,007	553,378	(108,371)
Russian Ruble RUB 16,733,000	SELL	01/13/09	560,945	535,981	24,964
Russian Ruble RUB 16,704,000	SELL	01/13/09	559,411	535,052	24,359
					$(91,029)

ING VP Balanced Portfolio Open Futures Contracts on December 31, 2008:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
Euro-Bund	31	03/06/09	$48,271
Euro-Schatz	140	03/06/09	98,642
Long Gilt	47	03/27/09	520,687
Russell 2000 Mini	12	03/20/09	38,615
S&P 500	27	03/19/09	93,158
S&P Mid 400 E-Mini	24	03/20/09	32,492
U.S. Treasury 5-Year Note	72	03/31/09	10,508
			$842,373
Short Contracts
U.S. Treasury 2-Year Note	101	03/31/09	$(209,187)
U.S. Treasury 10-Year Note	92	03/20/09	(407,939)
U.S. Treasury Long Bond	60	03/20/09	(686,351)
			$(1,303,477)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

ING VP Balanced Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2008:

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 7.060% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: UBS AG, London	01/28/11	NZD	26,207,000	$807,515
Receive a fixed rate equal to 7.015% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: UBS AG, London	02/04/11	NZD13,100,000		400,310
Receive a floating rate based on 3-month NZD-BBR-FRA and pay a fixed rate equal to 7.055% Counterparty: UBS AG, London	01/28/16	NZD8,910,000		(704,072)
Receive a floating rate based on 3-month NZD-BBR-FRA and pay a fixed rate equal to 7.000% Counterparty: UBS AG, London	02/04/16	NZD4,400,000		(339,334)
				$164,419

ING VP Balanced Portfolio Credit Default Swap Agreements Outstanding on December 31, 2008:

Credit Default Swaps on Credit Indices — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank N.A., New York	CDX.EM.9 Index	Buy	(2.650)	06/20/13	USD	7,078,000	$1,115,547	$(18,294)	$1,133,841
Citibank N.A., New York	CDX.EM.9 Index	Buy	(2.650)	06/20/13	USD	1,254,000	197,640	15,755	181,885
Citibank N.A., New York	CDX.EM.9 Index	Buy	(2.650)	06/20/13	USD	1,426,000	224,748	17,742	207,006
Barclays Bank PLC	CDX.EM.10 Index	Buy	(3.350)	12/20/13	USD	123,000	18,568	26,943	(8,375)
Barclays Bank PLC	CDX.EM.10 Index	Buy	(3.350)	12/20/13	USD	2,478,000	374,077	587,847	(213,770)
Barclays Bank PLC	CDX.NA.IG.10 Index	Buy	(1.550)	06/20/13	USD	2,454,640	57,988	85,910	(27,922)
Citibank N.A., New York	CDX.NA.IG.10 Index	Buy	(1.550)	06/20/13	USD	1,700,192	40,165	(33,941)	74,106
Barclays Bank PLC	CDX.NA.IG.11 Index	Buy	(1.500)	12/20/13	USD	1,263,000	26,523	60,061	(33,538)
Goldman Sachs International	CDX.NA.IG.11 Index	Buy	(1.500)	12/20/13	USD	1,452,000	30,493	46,323	(15,830)
Barclays Bank PLC	LCDX.NA.9 Index (15-100% Tranche)	Buy	(1.613)	12/20/12	USD	891,182	142,098	—	142,098
							$2,227,847	$788,346	$1,439,501

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
UBS AG	Australia & New Zealand Banking Group 4.450%, 02/05/15	Buy	(0.350)	09/20/17	USD	720,000	$60,226	$—	$60,226
UBS AG	Australia & New Zealand Banking Group 4.450%, 02/05/15	Buy	(0.510)	09/20/17	USD	661,000	90,397	—	90,397
Citibank N.A., New York	Bank of America Corp. 6.250%, 04/15/12	Buy	(2.050)	12/20/13	USD	1,031,000	(42,584)	—	(42,584)
Citibank N.A., New York	BNP Paribas 4.750%, 04/04/11	Buy	(0.490)	09/20/13	USD	1,431,000	13,118	—	13,118
Citibank N.A., New York	BNP Paribas 4.750%, 04/04/11	Buy	(0.505)	09/20/13	USD	1,216,000	10,332	—	10,332
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.250)	09/20/17	USD	928,000	61,971	—	61,971
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.520)	09/20/17	USD	194,000	8,980	—	8,980
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.520)	09/20/17	USD	436,000	20,181	—	20,181
Bear Stearns Credit Products Inc.	Darden Restaurants Inc. 7.125%, 02/01/16**	Buy	(1.640)	03/20/18	USD	723,000	50,668	—	50,668
Citibank N.A., New York	Darden Restaurants Inc. 7.125%, 02/01/16	Buy	(0.610)	12/20/12	USD	207,000	15,568	—	15,568
Citibank N.A., New York	Darden Restaurants Inc. 7.125%, 02/01/16	Buy	(1.310)	12/20/17	USD	201,000	18,375	—	18,375
Citibank N.A., New York	Devon Energy Corp. 7.950%, 04/15/32	Buy	(1.150)	12/20/13	USD	483,000	(18)	—	(18)
Morgan Stanley Capital Services Inc.	Domtar Corp. 7.875%, 10/15/11	Buy	(2.650)	09/20/11	USD	543,500	68,021	—	68,021
Citibank N.A., New York	Dow Chemical Co. 7.375%, 11/01/29	Buy	(1.220)	12/20/13	USD	475,000	53,524	—	53,524
Goldman Sachs International	Dow Chemical Co. 7.375%, 11/01/29	Buy	(1.280)	12/20/13	USD	681,000	75,054	—	75,054
Barclays Bank PLC	GAP Inc. 8.800%, 12/15/08*	Buy	(1.200)	06/20/13	USD	344,000	(2,632)	—	(2,632)
Citibank N.A., New York	GAP Inc. 8.800%, 12/15/08*	Buy	(1.190)	06/20/13	USD	154,000	(1,113)	—	(1,113)
Citibank N.A., New York	GAP Inc. 8.800%, 12/15/08*	Buy	(0.850)	06/20/13	USD	142,000	1,008	—	1,008
Goldman Sachs International	Halliburton Co. 5.500%, 10/15/10	Buy	(0.820)	12/20/13	USD	578,000	4,161	—	4,161
UBS AG	HSBC Bank PLC 4.250%, 03/18/16	Buy	(0.400)	09/20/17	USD	720,000	58,983	—	58,983
Citibank N.A., New Y.ork	International Lease Finance Corp. 4.150%, 01/20/15	Buy	(1.670)	06/20/13	USD	1,121,000	232,258	—	232,258

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank N.A., New York	International Paper Co. 5.300%, 04/01/15	Buy	(3.950)	12/20/13	USD	621,000	$30,637	$—	$30,637
Citibank N.A., New York	International Paper Co. 5.300%, 04/01/15	Buy	(4.100)	12/20/13	USD	246,000	10,687	—	10,687
Goldman Sachs International	International Paper Co. 5.300%, 04/01/15	Buy	(3.700)	12/20/13	USD	273,000	16,154	—	16,154
Goldman Sachs International	International Paper Co. 5.850%, 10/30/12	Buy	(1.900)	12/20/13	USD	729,000	94,764	—	94,764
Goldman Sachs International	Liberty Mutual Insurance 7.875%, 10/15/26	Buy	(3.150)	12/20/13	USD	349,000	(10,469)	—	(10,469)
Barclays Bank PLC	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(3.850)	03/20/13	USD	194,000	39,639	—	39,639
Citibank N.A., New York	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.000)	12/20/12	USD	461,000	112,714	—	112,714
Morgan Stanley Capital Services Inc.	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.230)	12/20/12	USD	684,000	163,494	—	163,494
UBS AG	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.000)	12/20/12	USD	485,000	118,582	—	118,582
Citibank N.A., New York	Marks & Spencer PLC 6.375%, 11/07/11	Buy	(1.100)	03/20/13	USD	658,000	85,493	—	85,493
Citibank N.A., New York	Marks & Spencer PLC 6.375%, 11/07/11	Buy	(1.400)	03/20/13	USD	631,000	75,432	—	75,432
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	140,000	32,988	44,670	(11,682)
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	284,000	66,919	86,970	(20,051)
Goldman Sachs International	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	554,000	130,538	174,277	(43,739)
JPMorgan Chase Bank, N.A. New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	2,316,000	545,715	385,967	159,748
Goldman Sachs International	MeadWestvaco Corp. 6.850%, 04/01/12	Buy	(1.900)	12/20/13	USD	729,000	9,664	—	9,664
Barclays Bank PLC	Norbord Inc. 7.250%, 07/01/12	Buy	(6.350)	06/20/13	USD	170,000	13,024	—	13,024
Citibank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Buy	(2.450)	12/20/17	USD	1,108,000	275,949	—	275,949
UBS AG	Norbord Inc. 7.250%, 07/01/12	Buy	(1.500)	06/20/12	USD	193,000	39,342	—	39,342
UBS AG	Norbord Inc. 7.250%, 07/01/12	Buy	(2.400)	12/20/17	USD	440,000	110,637	—	110,637
Citibank N.A., New York	Potash Corp. of Saskatchewan 7.750%, 05/31/11	Buy	(0.600)	03/20/13	USD	403,000	19,366	—	19,366
Goldman Sachs International	Potash Corp. of Saskatchewan 7.750%, 05/31/11	Buy	(0.880)	03/20/18	USD	1,205,000	99,101	—	99,101

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	Potash Corp. of Saskatchewan 7.750%, 05/31/11	Buy	(0.610)	03/20/13	USD	805,000$	38,371	$—	$38,371
Morgan Stanley Capital Services Inc.	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.600)	09/20/17	USD	811,000	211,129	—	211,129
UBS AG	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.900)	03/20/14	USD	847,000	202,347	—	202,347
Morgan Stanley Capital Services Inc.	Verizon Communications Inc. 4.900%, 09/15/15	Buy	(1.500)	12/20/13	USD	420,000	(2,570)	—	(2,570)
Citibank N.A., New York	VF Corp. 8.500%, 10/01/10	Buy	(0.700)	09/20/13	USD	279,000	7,623	—	7,623
Citibank N.A., New York	VF Corp. 8.500%, 10/01/10	Buy	(0.800)	09/20/13	USD	139,000	3,190	—	3,190
Citibank N.A., New York	VF Corp. 8.500%, 10/01/10	Buy	(0.800)	09/20/13	USD	262,000	6,013	—	6,013
Citibank N.A., New York	VF Corp. 8.500%, 10/01/10	Buy	(0.770)	09/20/13	USD	291,000	7,060	—	7,060
Morgan Stanley Capital Services Inc.	VF Corp. 8.500%, 10/01/10	Buy	(0.850)	09/20/13	USD	596,000	12,375	—	12,375
UBS AG	Westpac Banking Corp. 5.875%, 04/29/18	Buy	(0.350)	09/20/17	USD	720,000	98,074	—	98,074
UBS AG	Westpac Banking Corp. 5.875%, 4/29/18	Buy	(0.510)	09/20/17	USD	661,000	82,436	—	82,436
Citibank N.A., New York	Westvaco Corp. 7.950%, 02/15/31	Buy	(2.800)	12/20/13	USD	448,000	(11,968)	—	(11,968)
Citibank N.A., New York	Westvaco Corp. 7.950%, 02/15/31	Buy	(2.750)	12/20/13	USD	206,000	(5,045)	—	(5,045)
Goldman Sachs International	Westvaco Corp. 7.950%, 02/15/31	Buy	(3.250)	12/20/13	USD	492,000	(22,975)	—	(22,975)
JPMorgan Chase Bank N.A., New York	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.640)	03/20/14	USD	974,000	70,862	—	70,862
Citibank N.A., New York	Weyerhaeuser Co. 7.125%, 07/15/23	Buy	(3.150)	12/20/13	USD	700,000	(29,348)	—	(29,348)
Goldman Sachs International	Weyerhaeuser Co. 7.125%, 07/15/23	Buy	(2.000)	12/20/13	USD	729,000	6,552	—	6,552
Citibank N.A., New York	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.330)	09/20/13	USD	502,000	49,398	—	49,398
Citibank N.A., New York	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.400)	09/20/13	USD	305,000	29,161	—	29,161
Citibank N.A., New York	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.400)	09/20/13	USD	192,000	18,357	—	18,357

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.680)	09/20/13	USD	336,000	$28,372	$—	$28,372
Citibank N.A., New York	Williams Companies Inc. 7.500%, 01/15/31	Buy	(2.750)	12/20/13	USD	1,000,000	39,196	—	39,196
							$3,715,458	$691,884	$3,023,574

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(2)(6)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/08(3)	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
UBS AG	Domtar Corp. 7.875%, 10/15/11	Sell	2.600	09/20/11	8.15%	USD	542,000	$(68,450)	$—	$(68,450)
Citibank N.A., New York	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	30.06%	USD	139,000	(64,822)	(49,349)	(15,473)
Citibank N.A., New York	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	30.06%	USD	284,000	(132,442)	(109,991)	(22,451)
Credit Suisse International	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	30.06%	USD	619,000	(288,667)	(108,889)	(179,778)
Goldman Sachs International	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	30.06%	USD	554,000	(258,355)	(194,195)	(64,160)
JPMorgan Chase Bank, N.A. New York	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	30.06%	USD	794,000	(370,277)	(139,673)	(230,604)
The Royal Bank of Scotland PLC	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	30.06%	USD	913,000	(425,772)	(160,606)	(265,166)
Citibank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Sell	2.200	06/20/12	9.32%	USD	193,000	(35,819)	—	(35,819)
Morgan Stanley Capital Services Inc.	Verizon Wireless 7.375%, 11/15/13	Sell	1.900	12/20/13	2.13%	USD	420,000	(4,251)	—	(4,251)
Barclays Bank PLC	Weyerhaeuser Co. 7.125%, 07/15/23	Sell	0.780	09/20/12	2.10%	USD	874,000	(39,767)	—	(39,767)
Citibank N.A., New York	Williams Partners LP 7.500%, 06/15/11	Sell	1.030	03/20/12	4.14%	USD	836,947	(74,593)	—	(74,593)
								$(1,763,215)	$(762,703)	$(1,000,512)

*  In the event of a default, if this bond is no longer available an equivalent bond will be delivered.

**  Guaranteed by JPMorgan Chase.

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(3)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed for credit default swaps sold and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values as well as the receive fixed rate, serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, and high receive fixed rate, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(5)  The market values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

(6)  For the reason(s) or why a Portfolio may sell credit protection, please see NOTE 2, "Significant Accounting Policies" in the Notes to Financial Statements.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 97.7%
		Aerospace/Defense: 0.9%
197,000		Lockheed Martin Corp.	$16,563,760
			16,563,760
		Agriculture: 2.8%
1,067,338		Altria Group, Inc.	16,074,110
855,545		Philip Morris International, Inc.	37,224,763
			53,298,873
		Apparel: 1.2%
1,115,200	@	Coach, Inc.	23,162,704
			23,162,704
		Auto Manufacturers: 1.0%
678,900		Paccar, Inc.	19,416,540
			19,416,540
		Auto Parts & Equipment: 0.6%
527,200	@@	Autoliv, Inc.	11,313,712
			11,313,712
		Banks: 8.4%
2,451,400		Citigroup, Inc.	16,448,894
404,700		Comerica, Inc.	8,033,295
187,000		Goldman Sachs Group, Inc.	15,780,930
1,658,460		JPMorgan Chase & Co.	52,291,244
271,400		PNC Financial Services Group, Inc.	13,298,600
1,891,000		Wells Fargo & Co.	55,746,680
			161,599,643
		Beverages: 1.7%
188,000		Coca-Cola Co.	8,510,760
444,950		PepsiCo, Inc.	24,369,912
			32,880,672
		Biotechnology: 2.4%
132,000	@	Genentech, Inc.	10,944,120
689,300	@	Gilead Sciences, Inc.	35,250,802
			46,194,922
		Chemicals: 0.9%
1,342,643		Celanese Corp.	16,689,052
			16,689,052
		Commercial Services: 1.5%
303,800		Automatic Data Processing, Inc.	11,951,492
836,500	@	Quanta Services, Inc.	16,562,700
			28,514,192
		Computers: 3.7%
259,500	@	Apple, Inc.	22,148,325
891,700		Hewlett-Packard Co.	32,359,793
197,700		International Business Machines Corp.	16,638,432
2,600		Seagate Technology, Inc.-Escrow	—
			71,146,550
		Cosmetics/Personal Care: 3.2%
1,004,992		Procter & Gamble Co.	62,128,605
			62,128,605

Shares			Value
		Distribution/Wholesale: 0.4%
92,300		WW Grainger, Inc.	$7,276,932
			7,276,932
		Diversified Financial Services: 0.6%
166,070	@@	Deutsche Boerse AG	12,014,989
			12,014,989
		Electric: 4.1%
489,000		Exelon Corp.	27,193,290
665,000		NSTAR	24,265,850
719,500		Pacific Gas & Electric Co.	27,851,845
			79,310,985
		Electronics: 1.0%
779,100		Amphenol Corp.	18,682,818
			18,682,818
		Environmental Control: 1.1%
630,900		Waste Management, Inc.	20,908,026
			20,908,026
		Food: 0.6%
298,500	@@	Cadbury PLC ADR	10,647,495
			10,647,495
		Healthcare-Products: 5.5%
694,968	@@	Covidien Ltd.	25,185,640
547,260		Johnson & Johnson	32,742,566
825,700	@	St. Jude Medical, Inc.	27,215,072
506,700	@	Zimmer Holdings, Inc.	20,480,814
			105,624,092
		Healthcare-Services: 1.6%
710,500	@	WellPoint, Inc.	29,933,365
			29,933,365
		Insurance: 3.9%
489,185		Reinsurance Group of America, Inc.	20,946,902
744,300		Travelers Cos., Inc.	33,642,360
765,600	@@	Willis Group Holdings Ltd.	19,048,128
			73,637,390
		Internet: 2.6%
110,887	@	Google, Inc. - Class A	34,114,386
1,229,200	@	Yahoo!, Inc.	14,996,240
			49,110,626
		Iron/Steel: 1.5%
532,600		Cliffs Natural Resources, Inc.	13,639,886
394,400		United States Steel Corp.	14,671,680
			28,311,566
		Media: 2.7%
232,900	@	DIRECTV Group, Inc.	5,335,739
1,793,486	@	Liberty Media Corp. - Entertainment	31,350,135
1,466,100		Time Warner, Inc.	14,748,966
			51,434,840

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Mining: 0.8%
610,000		Freeport-McMoRan Copper & Gold, Inc.	$14,908,400
			14,908,400
		Miscellaneous Manufacturing: 3.2%
2,205,681		General Electric Co.	35,732,032
797,200		Honeywell International, Inc.	26,172,076
			61,904,108
		Oil & Gas: 12.1%
335,300		Apache Corp.	24,989,909
1,510,015		ExxonMobil Corp.	120,544,497
959,500		Marathon Oil Corp.	26,251,920
624,800	@@	Royal Dutch Shell PLC ADR - Class A	33,076,912
294,600	@	Transocean, Ltd.	13,919,850
386,300		XTO Energy, Inc.	13,624,801
			232,407,889
		Oil & Gas Services: 2.1%
1,506,900		BJ Services Co.	17,585,523
519,900		Schlumberger Ltd.	22,007,367
			39,592,890
		Packaging & Containers: 1.0%
703,600	@	Owens-Illinois, Inc.	19,229,388
			19,229,388
		Pharmaceuticals: 5.3%
547,550		Abbott Laboratories	29,222,744
1,495,500		Pfizer, Inc.	26,485,305
484,550	@@,L	Teva Pharmaceutical Industries Ltd. ADR	20,627,294
667,000		Wyeth	25,019,170
			101,354,513
		Retail: 4.8%
79,292		Burger King Holdings, Inc.	1,893,493
1,221,600		Gap, Inc.	16,357,224
724,900		Home Depot, Inc.	16,687,198
2,205,700		Macy's, Inc.	22,828,995
619,300		Wal-Mart Stores, Inc.	34,717,958
			92,484,868
		Semiconductors: 3.5%
1,441,700		Applied Materials, Inc.	14,604,421
1,565,400		Intel Corp.	22,948,764
697,400	L	Linear Technology Corp.	15,426,488
1,888,300	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	14,917,570
			67,897,243
		Software: 1.5%
957,461		Microsoft Corp.	18,613,042
615,650	@	Oracle Corp.	10,915,475
			29,528,517
		Telecommunications: 5.6%
1,396,200		AT&T, Inc.	39,791,699
1,687,600	@	Cisco Systems, Inc.	27,507,880

Shares			Value
709,750		Qualcomm, Inc.	$25,430,343
7,935,100		Sprint Nextel Corp.	14,521,233
			107,251,155
		Textiles: 0.7%
329,700	@	Mohawk Industries, Inc.	14,167,209
			14,167,209
		Toys/Games/Hobbies: 0.8%
37,600	@@	Nintendo Co., Ltd.	14,368,903
			14,368,903
		Transportation: 2.4%
267,500		CH Robinson Worldwide, Inc.	14,720,525
552,000		United Parcel Service, Inc. - Class B	30,448,320
			45,168,845
Total Common Stock (Cost $2,062,504,051)			1,870,066,277
Principal Amount			Value
CORPORATE BONDS/NOTES: 0.0%
		Electric: 0.0%
$20,000,000	±,L	Mirant Corp.-Escrow, due 06/15/21	$—
		Energy-Alternate Sources: 0.0%
10,000,000	±	Southern Energy-Escrow, due 07/15/09	—
			—
Total Corporate Bonds/Notes (Cost $—)			—
Total Long-Term Investments (Cost $2,062,504,051)			1,870,066,277
SHORT-TERM INVESTMENTS: 1.8%
		Commercial Paper: 1.2%
10,000,000	S	Alcoa, Inc., 0.000%, due 01/13/09	9,980,681
12,000,000		Volkswagen of America, 0.000%, due 01/21/09	11,982,499
Total Commercial Paper (Cost $21,963,180)			21,963,180
Shares			Value
		Affiliated Mutual Fund: 0.4%
8,173,000	S	ING Institutional Prime Money Market Fund - Class I	$8,173,000
Total Mutual Fund (Cost $8,173,000)			8,173,000

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount		Value
	Securities Lending Collateralcc: 0.2%
$3,721,142	Bank of New York Mellon Corp. Institutional Cash Reserves	$3,636,739
Total Securities Lending Collateral (Cost $3,721,142)		3,636,739
Total Short-Term Investments (Cost $33,857,322)		33,772,919

Total Investments in Securities (Cost $2,096,361,373)*	99.5%	$1,903,839,196
Other Assets and Liabilities - Net	0.5	9,188,735
Net Assets	100.0%	$1,913,027,931

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

L  Loaned security, a portion or all of the security is on loan at December 31, 2008.

±  Defaulted security

*  Cost for federal income tax purposes is $2,211,381,777.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$121,103,201
Gross Unrealized Depreciation	(428,645,782)
Net Unrealized Depreciation	$(307,542,581)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$1,851,855,385	$24,446
Level 2 — Other Significant Observable Inputs	51,983,811	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$1,903,839,196	$24,446

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

ING VP Growth and Income Portfolio Open Futures Contracts on December 31, 2008:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation
Long Contracts
S&P 500	20	03/19/09	$24,446
			$24,446

See Accompanying Notes to Financial Statements

ING OPPORTUNISTIC LARGECAP   PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 98.2%
		Aerospace/Defense: 5.8%
28,200		Lockheed Martin Corp.	$2,371,056
29,300		Raytheon Co.	1,495,472
			3,866,528
		Agriculture: 2.0%
46,900		Archer-Daniels-Midland Co.	1,352,127
			1,352,127
		Airlines: 0.9%
73,900		Southwest Airlines Co.	637,018
			637,018
		Biotechnology: 5.9%
11,500	@	Amgen, Inc.	664,125
25,100	@	Biogen Idec, Inc.	1,195,513
50,598	@	Life Technologies Corp.	1,179,439
13,500	@	Myriad Genetics, Inc.	894,510
			3,933,587
		Chemicals: 3.1%
21,700		Monsanto Co.	1,526,595
9,400		Sherwin-Williams Co.	561,650
			2,088,245
		Commercial Services: 2.9%
30,800	@	Alliance Data Systems Corp.	1,433,124
6,400	@	Apollo Group, Inc. - Class A	490,368
			1,923,492
		Computers: 8.0%
30,700	@	Apple, Inc.	2,620,245
32,000		Hewlett-Packard Co.	1,161,280
18,400		International Business Machines Corp.	1,548,544
			5,330,069
		Cosmetics/Personal Care: 3.7%
39,883		Procter & Gamble Co.	2,465,567
			2,465,567
		Electronics: 1.4%
28,300	@	Dolby Laboratories, Inc.	927,108
			927,108
		Engineering & Construction: 2.5%
36,700		Fluor Corp.	1,646,729
			1,646,729
		Food: 2.8%
28,500	@	Dean Foods Co.	512,145
35,800		HJ Heinz Co.	1,346,080
			1,858,225
		Healthcare-Products: 4.1%
48,600	@	St. Jude Medical, Inc.	1,601,856
32,600	@	Varian Medical Systems, Inc.	1,142,304
			2,744,160
		Healthcare-Services: 1.0%
10,500	@	Laboratory Corp. of America Holdings	676,305
			676,305

Shares			Value
		Household Products/Wares: 2.6%
16,500		Church & Dwight Co., Inc.	$925,980
15,700		Kimberly-Clark Corp.	828,018
			1,753,998
		Insurance: 1.8%
15,000		Aflac, Inc.	687,600
11,800		AON Corp.	539,024
			1,226,624
		Internet: 1.9%
1,100	@	Google, Inc. - Class A	338,415
68,400	@	Symantec Corp.	924,768
			1,263,183
		Media: 2.2%
88,600		Comcast Corp. - Class A	1,495,568
			1,495,568
		Metal Fabricate/Hardware: 1.0%
11,000		Precision Castparts Corp.	654,280
			654,280
		Miscellaneous Manufacturing: 3.6%
56,800		Cooper Industries Ltd.	1,660,264
22,400		Dover Corp.	737,408
			2,397,672
		Oil & Gas: 6.9%
14,100		ExxonMobil Corp.	1,125,603
10,500		Murphy Oil Corp.	465,675
64,100		Noble Corp.	1,415,969
37,900		Sunoco, Inc.	1,647,134
			4,654,381
		Oil & Gas Services: 0.7%
20,300	@	National Oilwell Varco, Inc.	496,132
			496,132
		Packaging & Containers: 1.5%
51,700	@	Crown Holdings, Inc.	992,640
			992,640
		Pharmaceuticals: 7.2%
10,300	@,L	Cephalon, Inc.	793,512
20,100	@	Endo Pharmaceuticals Holdings, Inc.	520,188
28,100	@	Express Scripts, Inc.	1,544,938
57,700	@	Forest Laboratories, Inc.	1,469,619
19,400	@	Watson Pharmaceuticals, Inc.	515,458
			4,843,715
		Retail: 9.4%
6,600	@	Autozone, Inc.	920,502
100,500		Gap, Inc.	1,345,695
53,100		Limited Brands, Inc.	533,124
21,000		Ross Stores, Inc.	624,330
93,100		TJX Cos., Inc.	1,915,067
17,500		Wal-Mart Stores, Inc.	981,050
			6,319,768
		Savings & Loans: 1.2%
50,000		Hudson City Bancorp., Inc.	798,000
			798,000

See Accompanying Notes to Financial Statements

ING OPPORTUNISTIC LARGECAP   PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Semiconductors: 6.5%
108,400		Altera Corp.	$1,811,364
96,400	@,@@	Marvell Technology Group Ltd.	642,988
105,700		Xilinx, Inc.	1,883,574
			4,337,926
		Software: 4.2%
89,000		CA, Inc.	1,649,170
30,600		Microsoft Corp.	594,864
31,600	@	Oracle Corp.	560,268
			2,804,302
		Telecommunications: 1.9%
40,800	@	Juniper Networks, Inc.	714,408
64,300		Windstream Corp.	591,560
			1,305,968
		Toys/Games/Hobbies: 1.5%
34,900		Hasbro, Inc.	1,018,033
			1,018,033
Total Common Stock (Cost $77,969,343)			65,811,350
EXCHANGE-TRADED FUNDS: 0.8%
		Exchange-Traded Funds: 0.8%
14,200		iShares Russell 1000 Growth Index Fund	526,252
Total Exchange-Traded Funds (Cost $531,471)			526,252
Total Long-Term Investments (Cost $78,500,814)			66,337,602
SHORT-TERM INVESTMENTS: 2.3%
		Affiliated Mutual Fund: 1.1%
765,000		ING Institutional Prime Money Market Fund - Class I	765,000
Total Mutual Fund (Cost $765,000)			765,000

Principal Amount		Value
	Securities Lending Collateralcc: 1.2%
$806,060	Bank of New York Mellon Corp. Institutional Cash Reserves	$771,235

Total Securities Lending Collateral (Cost $806,060)	771,235
Total Short-Term Investments (Cost $1,571,060)	1,536,235

Total Investments in Securities (Cost $80,071,874)*	101.3%	$67,873,837
Other Assets and Liabilities - Net	(1.3)	(838,066)
Net Assets	100.0%	$67,035,771

@  Non-income producing security

@@  Foreign Issuer

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2008.

*  Cost for federal income tax purposes is $81,253,727.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,985,953
Gross Unrealized Depreciation	(15,365,843)
Net Unrealized Depreciation	$(13,379,890)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$67,102,602	$—
Level 2 — Other Significant Observable Inputs	771,235	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$67,873,837	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 88.3%
		Advertising: 0.5%
201,840	@	inVentiv Health, Inc.	$2,329,234
			2,329,234
		Aerospace/Defense: 1.9%
133,838	@	Moog, Inc.	4,894,456
89,100	@	Teledyne Technologies, Inc.	3,969,405
			8,863,861
		Apparel: 0.3%
103,605	@,@@,L	Gildan Activewear, Inc.	1,218,395
			1,218,395
		Auto Parts & Equipment: 1.5%
496,800		ArvinMeritor, Inc.	1,415,880
151,400		BorgWarner, Inc.	3,295,978
369,500		Cooper Tire & Rubber Co.	2,276,120
			6,987,978
		Banks: 7.5%
260,214	L	Bank Mutual Corp.	3,002,870
288,400		Boston Private Financial Holdings, Inc.	1,972,656
631,700		Citizens Banking Corp.	1,882,466
194,200		First Commonwealth Financial Corp.	2,404,196
130,926		First Midwest Bancorp., Inc.	2,614,592
155,450		FirstMerit Corp.	3,200,716
50,600	L	Hancock Holding Co.	2,300,276
136,200	L	Old National Bancorp.	2,473,392
72,900	L	PrivateBancorp, Inc.	2,366,334
106,418		Prosperity Bancshares, Inc.	3,148,909
93,950	@	Signature Bank	2,695,426
96,044	@	Texas Capital Bancshares, Inc.	1,283,148
68,172		UMB Financial Corp.	3,349,972
44,300		Westamerica Bancorp.	2,265,945
			34,960,898
		Biotechnology: 1.8%
41,000	@,L	AMAG Pharmaceuticals, Inc.	1,469,850
58,326	@	Bio-Rad Laboratories, Inc.	4,392,531
307,574	@	RTI Biologics, Inc.	848,904
24,928	@,L	United Therapeutics Corp.	1,559,246
			8,270,531
		Chemicals: 2.5%
184,900		Albemarle Corp.	4,123,270
96,900		Cytec Industries, Inc.	2,056,218
182,900		HB Fuller Co.	2,946,519
175,200		RPM International, Inc.	2,328,408
			11,454,415
		Commercial Services: 2.8%
193,237		Arbitron, Inc.	2,566,187
82,164	@,L	Bankrate, Inc.	3,122,232
181,700	@,L	TrueBlue, Inc.	1,738,869
119,010		Watson Wyatt Worldwide, Inc.	5,691,058
			13,118,346
		Computers: 2.6%
114,400	@	CACI International, Inc.	5,158,296
560,907	@	Mentor Graphics Corp.	2,899,889
243,900	@	Micros Systems, Inc.	3,980,448
101,700	@,@@	Xyratex Ltd.	300,015
			12,338,648

Shares			Value
		Distribution/Wholesale: 2.9%
234,700	@,L	Fossil, Inc.	$3,919,490
76,600		Owens & Minor, Inc.	2,883,990
217,397	@	Tech Data Corp.	3,878,362
76,300	L	Watsco, Inc.	2,929,920
			13,611,762
		Diversified Financial Services: 2.0%
119,400	@	Interactive Brokers Group, Inc.	2,136,066
178,550	@	Knight Capital Group, Inc.	2,883,583
55,847	@	Stifel Financial Corp.	2,560,585
105,100		Waddell & Reed Financial, Inc.	1,624,846
			9,205,080
		Electric: 3.0%
226,700		Cleco Corp.	5,175,561
130,118		Idacorp, Inc.	3,831,975
259,668		Portland General Electric Co.	5,055,730
			14,063,266
		Electrical Components & Equipment: 1.3%
263,067	@	Advanced Energy Industries, Inc.	2,617,517
43,400	@,L	Energy Conversion Devices, Inc.	1,094,114
89,375	@	Greatbatch, Inc.	2,364,863
			6,076,494
		Electronics: 3.4%
161,100	@,L	FEI Co.	3,038,346
42,354	@	Flir Systems, Inc.	1,299,421
190,200	@	Plexus Corp.	3,223,890
135,207	@	Varian, Inc.	4,530,787
156,300		Watts Water Technologies, Inc.	3,902,811
			15,995,255
		Environmental Control: 1.5%
31,539	@	Clean Harbors, Inc.	2,000,834
151,899	@	Waste Connections, Inc.	4,795,451
			6,796,285
		Food: 2.5%
95,800		Corn Products International, Inc.	2,763,830
161,469		Flowers Foods, Inc.	3,933,385
33,900	@	Ralcorp Holdings, Inc.	1,979,760
126,200		Spartan Stores, Inc.	2,934,150
			11,611,125
		Gas: 1.3%
48,100		New Jersey Resources Corp.	1,892,735
127,301		WGL Holdings, Inc.	4,161,470
			6,054,205
		Hand/Machine Tools: 1.0%
125,900		Regal-Beloit Corp.	4,782,941
			4,782,941
		Healthcare-Products: 2.4%
94,900	@	Immucor, Inc.	2,522,442
132,252		Meridian Bioscience, Inc.	3,368,458
184,624	@	Micrus Endovascular Corp.	2,143,485
159,299	@,@@	Orthofix International NV	2,442,054
341,387	@	Spectranetics Corp.	891,020
			11,367,459

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Healthcare-Services: 1.5%
176,800	@	Nighthawk Radiology Holdings, Inc.	$859,248
88,000	@	Psychiatric Solutions, Inc.	2,450,800
104,261		Universal Health Services, Inc.	3,917,086
			7,227,134
		Home Builders: 0.6%
149,500		Ryland Group, Inc.	2,641,665
			2,641,665
		Housewares: 0.6%
85,300	L	Toro Co.	2,814,900
			2,814,900
		Insurance: 4.6%
82,487	@,@@	Argo Group International Holdings Ltd.	2,797,959
171,354	@@	Aspen Insurance Holdings Ltd.	4,155,335
112,200		Brown & Brown, Inc.	2,344,980
115,900	@@	Platinum Underwriters Holdings Ltd.	4,181,672
67,418	@	ProAssurance Corp.	3,558,322
128,600		Selective Insurance Group	2,948,798
58,500		Stewart Information Services Corp.	1,374,165
			21,361,231
		Machinery-Diversified: 2.5%
118,727	@	Gardner Denver, Inc.	2,771,088
86,500	L	Nordson Corp.	2,793,085
96,700		Tennant Co.	1,489,180
115,121		Wabtec Corp.	4,576,060
			11,629,413
		Media: 0.1%
255,114		Entercom Communications Corp.	313,790
			313,790
		Metal Fabricate/Hardware: 0.8%
320,200		Commercial Metals Co.	3,800,774
			3,800,774
		Miscellaneous Manufacturing: 1.4%
138,600		Actuant Corp.	2,636,172
256,090		Barnes Group, Inc.	3,713,305
			6,349,477
		Oil & Gas: 3.5%
85,400	@	Bill Barrett Corp.	1,804,502
183,228	@	Carrizo Oil & Gas, Inc.	2,949,971
51,900	@	Comstock Resources, Inc.	2,452,275
281,900	@	EXCO Resources, Inc.	2,554,014
183,000		Frontier Oil Corp.	2,311,290
178,100	@	McMoRan Exploration Co.	1,745,380
97,300	@	Unit Corp.	2,599,856
			16,417,288
		Oil & Gas Services: 1.6%
61,165		Core Laboratories NV	3,661,337
101,600	@	Dril-Quip, Inc.	2,083,816
310,224	@	Tetra Technologies, Inc.	1,507,689
			7,252,842

Shares			Value
		Packaging & Containers: 1.7%
47,300	@	Owens-Illinois, Inc.	$1,292,709
81,529	@	Pactiv Corp.	2,028,442
99,400		Silgan Holdings, Inc.	4,752,314
			8,073,465
		Pharmaceuticals: 2.9%
495,900	@,L	Akorn, Inc.	1,140,570
169,830	@,L	KV Pharmaceutical Co.	489,110
240,800	@,L	Mylan Laboratories	2,381,512
146,000		Omnicare, Inc.	4,052,960
83,500	@	Onyx Pharmaceuticals, Inc.	2,852,360
74,418		Perrigo Co.	2,404,446
			13,320,958
		Retail: 5.3%
66,747		Cash America International, Inc.	1,825,530
164,086	@	Gymboree Corp.	4,281,004
199,237	@	Jack in the Box, Inc.	4,401,145
270,113	@,L	Jo-Ann Stores, Inc.	4,184,050
202,512	@	Papa John's International, Inc.	3,732,296
228,500		Regis Corp.	3,320,105
341,534		Stage Stores, Inc.	2,817,656
			24,561,786
		Savings & Loans: 3.0%
107,100		Astoria Financial Corp.	1,765,008
200,490	L	First Niagara Financial Group, Inc.	3,241,923
249,268		NewAlliance Bancshares, Inc.	3,282,860
183,900		Provident Financial Services, Inc.	2,813,670
257,541		Westfield Financial, Inc.	2,657,823
			13,761,284
		Semiconductors: 4.3%
656,800	@	Emulex Corp.	4,584,464
756,300	@	Entegris, Inc.	1,656,297
205,200	@,L	Formfactor, Inc.	2,995,920
200,400		Micrel, Inc.	1,464,924
193,300	@	MKS Instruments, Inc.	2,858,907
392,800	@	ON Semiconductor Corp.	1,335,520
80,000	L	Power Integrations, Inc.	1,590,400
352,932	@,@@	Verigy Ltd.	3,395,206
			19,881,638
		Software: 4.7%
151,892	@	Ansys, Inc.	4,236,268
293,100	@,L	Epicor Software Corp.	1,406,880
247,200	@	Informatica Corp.	3,394,056
342,700	@	Parametric Technology Corp.	4,335,155
143,000	@	Progress Software Corp.	2,754,180
202,300	@,L	Solera Holdings, Inc.	4,875,430
227,250	@	THQ, Inc.	952,178
			21,954,147
		Telecommunications: 3.4%
226,900		Adtran, Inc.	3,376,272
445,860		Alaska Communications Systems Group, Inc.	4,182,167
98,100		NTELOS Holdings Corp.	2,419,146
66,300	L	Otelco, Inc.	501,891
269,037	@	Polycom, Inc.	3,634,690
292,628	@	RCN Corp.	1,726,505
			15,840,671

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Transportation: 3.1%
146,900	@,L	Atlas Air Worldwide Holdings, Inc.	$2,776,410
281,600		Heartland Express, Inc.	4,438,016
67,000	@	HUB Group, Inc.	1,777,510
99,400	@	Kirby Corp.	2,719,584
102,300	@	Old Dominion Freight Line	2,911,458
			14,622,978
Total Common Stock (Cost $526,212,121)			410,931,619
REAL ESTATE INVESTMENT TRUSTS: 5.3%
		Apartments: 1.3%
138,100		American Campus Communities, Inc.	2,828,288
75,441	L	Home Properties, Inc.	3,062,905
			5,891,193
		Diversified: 0.7%
114,900		Washington Real Estate Investment Trust	3,251,670
			3,251,670
		Health Care: 0.7%
171,058		Senior Housing Properties Trust	3,065,359
			3,065,359
		Mortgage: 0.4%
76,581		Hatteras Financial Corp.	2,037,055
			2,037,055
		Office Property: 0.7%
104,800		Corporate Office Properties Trust SBI MD	3,217,360
			3,217,360
		Single Tenant: 1.2%
161,100	L	National Retail Properties, Inc.	2,769,309
129,100		Realty Income Corp.	2,988,665
			5,757,974
		Storage: 0.3%
373,889		U-Store-It Trust	1,663,806
			1,663,806
Total Real Estate Investment Trusts (Cost $25,440,790)			24,884,417
EXCHANGE-TRADED FUNDS: 3.9%
		Exchange-Traded Funds: 3.9%
281,913		iShares Russell 2000 Index Fund	13,889,854
84,900		iShares Russell 2000 Value Index Fund	4,174,533
Total Exchange-Traded Funds (Cost $17,754,455)			18,064,387
Total Long-Term Investments (Cost $569,407,366)			453,880,423
SHORT-TERM INVESTMENTS: 9.0%
		Affiliated Mutual Fund: 2.1%
9,691,000		ING Institutional Prime Money Market Fund - Class I	9,691,000
Total Mutual Fund (Cost $9,691,000)			9,691,000

Shares		Value
	Repurchase Agreement: 1.1%
$4,897,000	Goldman Sachs Repurchase Agreement dated 12/31/08, 0.010%, due 01/02/09, $4,897,003 to be received upon repurchase (Collateralized by $3,140,600 U.S. Treasury, 8.875%, Market Value plus accrued interest $4,995,034, due 02/15/19)	$4,897,000
Total Repurchase Agreement (Cost $4,897,000)		4,897,000
	Securities Lending Collateralcc: 5.8%
27,583,319	Bank of New York Mellon Corp. Institutional Cash Reserves	27,093,656
Total Securities Lending Collateral (Cost $27,583,319)		27,093,656
Total Short-Term Investments (Cost $42,171,319)		41,681,656

Total Investments in Securities (Cost $611,578,685)*	106.5%	$495,562,079
Other Assets and Liabilities - Net	(6.5)	(30,167,963)
Net Assets	100.0%	$465,394,116

@  Non-income producing security

@@  Foreign Issuer

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2008.

*  Cost for federal income tax purposes is $632,994,269.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$12,514,412
Gross Unrealized Depreciation	(149,946,602)
Net Unrealized Depreciation	$(137,432,190)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$463,571,423	$—
Level 2 — Other Significant Observable Inputs	31,990,656	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$495,562,079	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

ING OPPORTUNISTIC LARGECAP   PORTFOLIO OF INVESTMENTS
VALUE PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 96.2%
		Advertising: 0.7%
22,700		Omnicom Group	$611,084
			611,084
		Aerospace/Defense: 3.3%
30,000		General Dynamics Corp.	1,727,700
21,700		Raytheon Co.	1,107,568
			2,835,268
		Agriculture: 5.0%
100,700		Altria Group, Inc.	1,516,542
31,400		Archer-Daniels-Midland Co.	905,262
32,400		Lorillard, Inc.	1,825,739
			4,247,543
		Banks: 6.5%
57,100	@@,L	Banco Bilbao Vizcaya Argentaria SA ADR	713,179
85,600	@@,L	Banco Santander Central Hispano SA ADR	812,344
54,500		Bank of America Corp.	767,360
35,800		Capital One Financial Corp.	1,141,662
21,700		JPMorgan Chase & Co.	684,201
62,700	@@,L	Lloyds TSB Group PLC - Spon ADR	482,790
121,500		Regions Financial Corp.	967,140
			5,568,676
		Chemicals: 1.1%
15,100		Sherwin-Williams Co.	902,225
			902,225
		Commercial Services: 0.7%
30,100	L	Moody's Corp.	604,709
			604,709
		Computers: 1.7%
139,500	@	EMC Corp.	1,460,565
			1,460,565
		Distribution/Wholesale: 0.8%
18,500		Genuine Parts Co.	700,410
			700,410
		Diversified Financial Services: 4.3%
59,700		American Express Co.	1,107,435
29,700		Ameriprise Financial, Inc.	693,792
71,500		Invesco Ltd.	1,032,460
31,000		NYSE Euronext	848,780
			3,682,467
		Electric: 8.4%
62,700		Alliant Energy Corp.	1,829,586
52,600		DTE Energy Co.	1,876,242
58,300		Edison International	1,872,596
9,100		Entergy Corp.	756,483
36,800	@,L	NRG Energy, Inc.	858,544
			7,193,451
		Electronics: 1.6%
39,200	@	Thermo Electron Corp.	1,335,544
			1,335,544

Shares			Value
		Food: 4.3%
38,100		HJ Heinz Co.	$1,432,560
86,300		Kroger Co.	2,279,183
			3,711,743
		Healthcare-Services: 0.6%
14,700	@	Humana, Inc.	548,016
			548,016
		Insurance: 6.1%
50,600	@@	Axis Capital Holdings Ltd.	1,473,473
8,300		Chubb Corp.	423,300
31,000		Loews Corp.	875,750
32,000		Travelers Cos., Inc.	1,446,400
56,600		UnumProvident Corp.	1,052,760
			5,271,683
		Machinery-Diversified: 1.4%
14,900		Flowserve Corp.	767,350
14,500		Rockwell Automation, Inc.	467,480
			1,234,830
		Media: 2.6%
222,900		Time Warner, Inc.	2,242,374
			2,242,374
		Mining: 1.6%
22,700	@@,L	BHP Billiton Ltd. ADR	973,830
22,400	L	Southern Copper Corp.	359,744
			1,333,574
		Miscellaneous Manufacturing: 4.6%
31,400		Cooper Industries Ltd.	917,822
32,400		Dover Corp.	1,066,608
60,100		Honeywell International, Inc.	1,973,083
			3,957,513
		Office/Business Equipment: 0.7%
19,600	@@,L	Canon, Inc. ADR	615,440
			615,440
		Oil & Gas: 18.3%
31,600		Chevron Corp.	2,337,452
67,300		ConocoPhillips	3,486,140
88,200		ExxonMobil Corp.	7,041,006
17,700		Sunoco, Inc.	769,242
95,200		Valero Energy Corp.	2,060,128
			15,693,968
		Pharmaceuticals: 10.7%
41,000		AmerisourceBergen Corp.	1,462,060
52,000	@	Endo Pharmaceuticals Holdings, Inc.	1,345,760
96,000	@	Forest Laboratories, Inc.	2,445,120
219,300		Pfizer, Inc.	3,883,803
			9,136,743
		Retail: 2.7%
173,600		Gap, Inc.	2,324,504
			2,324,504
		Savings & Loans: 0.8%
41,100		Hudson City Bancorp., Inc.	655,956
			655,956

See Accompanying Notes to Financial Statements

ING OPPORTUNISTIC LARGECAP   PORTFOLIO OF INVESTMENTS
VALUE PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Semiconductors: 1.2%
70,400		Intel Corp.	$1,032,064
			1,032,064
		Telecommunications: 6.5%
134,200		AT&T, Inc.	3,824,700
26,200	@@	Telefonica SA ADR	1,765,618
			5,590,318
Total Common Stock (Cost $101,154,170)			82,490,668
REAL ESTATE INVESTMENT TRUSTS: 2.5%
		Health Care: 1.9%
46,100		HCP, Inc.	1,280,197
11,600		Ventas, Inc.	389,412
			1,669,609
		Shopping Centers: 0.6%
7,700		Federal Realty Investment Trust	478,016
			478,016
Total Real Estate Investment Trusts (Cost $1,833,604)			2,147,625
EXCHANGE-TRADED FUNDS: 1.1%
		Exchange-Traded Funds: 1.1%
19,800	L	iShares Russell 1000 Value Index Fund	980,496
Total Exchange-Traded Funds (Cost $894,537)			980,496
Total Long-Term Investments (Cost $103,882,311)			85,618,789

Principal Amount		Value
SHORT-TERM INVESTMENTS: 5.7%
	Securities Lending Collateralcc: 5.7%
$4,910,714	Bank of New York Mellon Corp. Institutional Cash Reserves	$4,865,356
Total Short-Term Investments (Cost $4,910,714)		4,865,356

Total Investments in Securities (Cost $108,793,025)*	105.5%	$90,484,145
Other Assets and Liabilities - Net	(5.5)	(4,738,451)
Net Assets	100.0%	$85,745,694

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2008.

*  Cost for federal income tax purposes is $110,462,013.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,383,151
Gross Unrealized Depreciation	(23,361,019)
Net Unrealized Depreciation	$(19,977,868)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$85,618,789	$—
Level 2 — Other Significant Observable Inputs	4,865,356	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$90,484,145	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008

Principal Amount			Value
CORPORATE BONDS/NOTES: 27.7%
		Aerospace/Defense: 0.3%
$7,904,000	C	United Technologies Corp., 6.125%, due 02/01/19	$8,472,448
			8,472,448
		Agriculture: 1.2%
10,068,000	S	Altria Group, Inc., 9.700%, due 11/10/18	10,899,295
10,072,000	S	Altria Group, Inc., 9.950%, due 11/10/38	10,994,323
6,077,000		Philip Morris International, Inc., 5.650%, due 05/16/18	6,035,160
5,990,000		Philip Morris International, Inc., 6.375%, due 05/16/38	6,251,062
			34,179,840
		Airlines: 0.3%
11,337,000	C	Delta Airlines, Inc., 7.570%, due 11/18/10	9,523,080
			9,523,080
		Banks: 6.5%
7,880,000	@@,C,S	Australia & New Zealand Banking Group Ltd., 3.588%, due 12/31/49	3,066,116
8,083,000	C	BAC Capital Trust XIV, 5.630%, due 12/31/49	3,240,394
17,790,000	C,S	Bank of America Corp., 8.000%, due 12/01/49	12,814,493
3,090,000	@@,C	Bank of Ireland, 1.750%, due 12/29/49	1,575,900
1,220,000	@@,C,L	Bank of Scotland PLC, 2.750%, due 12/31/49	428,137
3,750,000	@@,C	Barclays Bank PLC, 3.250%, due 12/31/49	2,194,103
2,120,000	@@,C	Barclays Bank PLC, 3.313%, due 08/29/49	1,100,551
3,395,000	@@,#,C	Barclays Bank PLC, 5.926%, due 09/29/49	1,249,876
10,438,000	@@,#,S	Barclays Bank PLC, 6.050%, due 12/04/17	9,223,591
1,475,000	@@,C	Barclays O/S Inv, 2.875%, due 04/11/49	850,858
5,260,000	@@,C	BNP Paribas, 3.998%, due 09/29/49	2,394,957
7,406,000		Citigroup, Inc., 5.000%, due 09/15/14	6,521,990
23,269,000	C,S	Citigroup, Inc., 8.400%, due 04/29/49	15,393,375
2,768,000	@@,#,C	Danske Bank A/S, 5.914%, due 12/29/49	1,463,414
2,280,000	@@,C	Den Norske Bank ASA, 2.500%, due 11/29/49	1,095,312
7,912,000	#,C,S	Dresdner Funding Trust I, 8.151%, due 06/30/31	3,136,997
5,810,000		Fifth Third Bancorp., 8.250%, due 03/01/38	4,811,633
3,650,000		Goldman Sachs Group, Inc., 5.250%, due 04/01/13	3,364,559
10,115,000	S	Goldman Sachs Group, Inc., 5.450%, due 11/01/12	9,656,932

Principal Amount			Value
$8,370,000	@@,C	Hongkong & Shanghai Banking Corp., Ltd., 3.813%, due 07/29/49	$4,519,800
10,510,000	@@,C	HSBC Bank PLC, 1.913%, due 06/29/49	5,675,400
5,770,000	@@	HSBC Bank PLC, 3.438%, due 06/29/49	3,086,950
13,652,000	C,S	JPMorgan Chase & Co., 7.900%, due 04/29/49	11,386,123
4,889,000		JPMorgan Chase Bank NA, 5.875%, due 06/13/16	4,884,742
6,810,000	@@,C	Lloyds TSB Bank PLC, 2.141%, due 11/29/49	3,649,057
5,540,000	@@,C	Lloyds TSB Bank PLC, 2.375%, due 11/29/49	2,832,608
6,070,000	@@,C	Lloyds TSB Bank PLC, 3.218%, due 08/29/49	3,251,529
1,550,000	@@,C	Mizuho Financial Group Cayman Ltd., 8.375%, due 01/29/49	1,483,242
2,877,000		Morgan Stanley, 6.000%, due 04/28/15	2,485,202
10,728,000	C,S	Morgan Stanley, 6.750%, due 04/15/11	10,561,019
20,734,000	C	National City Preferred Capital Trust I, 12.000%, due 12/29/49	19,385,419
760,000	@@,C,L	National Westminster Bank PLC, 2.438%, due 11/29/49	391,400
1,140,000	@@,C	National Westminster Bank PLC, 3.313%, due 08/29/49	583,240
5,200,000	#,C,S	PNC Preferred Funding Trust I, 8.700%, due 02/19/49	3,851,973
5,015,000	#,C	Rabobank Capital Funding II, 5.260%, due 12/29/49	2,655,608
4,399,000	C,S	RBS Capital Trust I, 5.512%, due 09/30/49	1,760,260
11,980,000	@@,C,L	Royal Bank of Scotland Group PLC, 2.063%, due 12/29/49	7,604,329
2,860,000	@@,C	Societe Generale, 2.625%, due 11/29/49	1,735,265
521,000	C	State Street Capital Trust III, 8.250%, due 12/29/49	402,832
3,566,000	C	SunTrust Preferred Capital I, 5.853%, due 12/31/49	1,926,749
4,895,000		Wachovia Bank NA, 6.600%, due 01/15/38	5,328,531
6,722,000		Wachovia Corp., 7.980%, due 02/08/49	5,745,179
3,410,000	@@,C	Westpac Banking Corp., 4.056%, due 09/30/49	1,786,404
2,973,000	@@,#,C	Westpac Capital Trust IV, 5.256%, due 12/29/49	1,514,473
			192,070,522
		Beverages: 0.2%
3,790,000	#,C	Dr Pepper Snapple Group, Inc., 6.820%, due 05/01/18	3,744,630

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Beverages: (continued)
$1,606,000	#,C	Dr Pepper Snapple Group, Inc., 7.450%, due 05/01/38	$1,604,797
			5,349,427
		Chemicals: 0.2%
3,180,000	Z	Stauffer Chemical, 10.490%, due 04/15/17	1,689,486
2,620,000	Z	Stauffer Chemical, 10.950%, due 04/15/18	1,289,543
1,510,000	Z	Stauffer Chemical, 16.970%, due 04/15/10	1,234,055
5,382,000		Union Carbide Corp., 7.750%, due 10/01/96	3,176,322
			7,389,406
		Computers: 0.9%
8,389,000	C,S	International Business Machines Corp., 7.625%, due 10/15/18	10,078,050
7,407,000	C,S	International Business Machines Corp., 8.000%, due 10/15/38	9,893,715
5,066,000	C	Lexmark International, Inc., 5.900%, due 06/01/13	3,997,282
4,087,000	C	Lexmark International, Inc., 6.650%, due 06/01/18	3,225,358
			27,194,405
		Diversified Financial Services: 3.3%
17,487,000	@@,#,C,S	Aiful Corp., 4.450%, due 02/16/10	10,722,119
6,135,000		American Express Co., 7.000%, due 03/19/18	6,213,810
4,939,000		American Express Co., 8.150%, due 03/19/38	5,680,897
2,802,000	@@,C	BNP Paribas, 1.625%, due 12/31/49	1,576,458
6,945,000		Caterpillar Financial Services Corp., 5.450%, due 04/15/18	6,514,063
3,403,000	#,C,S	Corestates Capital Trust I, 8.000%, due 12/15/26	2,800,941
5,861,000		Countrywide Financial Corp., 5.800%, due 06/07/12	5,716,796
355,000	#,S	Farmers Exchange Capital, 7.200%, due 07/15/48	197,147
3,090,000	@@,C	Financiere CSFB NV, 2.813%, due 03/29/49	2,023,950
6,198,000	C,S	Fund American Cos., Inc., 5.875%, due 05/15/13	4,514,853
7,666,000		General Electric Capital Corp., 5.875%, due 01/14/38	7,529,706
4,798,000	#,C	HVB Funding Trust III, 9.000%, due 10/22/31	1,388,853
11,976,000	S	International Lease Finance Corp., 6.625%, due 11/15/13	8,076,866
6,907,000	@@,#	Mantis Reef Ltd., 4.799%, due 11/03/09	6,909,873

Principal Amount			Value
$10,609,000	C	National Rural Utilities Cooperative Finance Corp., 10.375%, due 11/01/18	$12,436,793
9,108,862	#,C	Piper Jaffray Equipment Trust Securities, 6.000%, due 09/10/11	6,467,292
6,973,338	#,C	Piper Jaffray Equipment Trust Securities, 6.750%, due 04/01/11	4,951,070
732,491	#	Power Receivable Finance, LLC, 6.290%, due 01/01/12	718,017
32,450,810	#,Z	Toll Road Investors Partnership II LP, 20.460%, due 02/15/45	3,818,714
4,098,000	#,C,±	Twin Reefs Pass-through Trust, 1.406%, due 12/10/49	46,103
			98,304,321
		Electric: 1.7%
1,355,000	C	Commonwealth Edison Co., 6.150%, due 03/15/12	1,321,564
13,524,000	C	Commonwealth Edison Co., 6.950%, due 07/15/18	12,825,918
4,306,000	C,S	DTE Energy Co., 7.050%, due 06/01/11	4,261,635
945,336	#,C	Juniper Generation, LLC, 6.790%, due 12/31/14	1,023,936
3,172,000	C	Nevada Power Co., 6.750%, due 07/01/37	2,846,255
9,278,000	C,S	NorthWestern Corp., 5.875%, due 11/01/14	8,566,006
4,673,000	#,C	Oncor Electric Delivery Co., 6.800%, due 09/01/18	4,489,141
6,356,000	#,C	Oncor Electric Delivery Co., 7.500%, due 09/01/38	6,057,192
5,053,000	C	Sierra Pacific Power Co., 6.250%, due 04/15/12	4,820,562
3,936,000	#	White Pine Hydro Portfolio, LLC, 7.260%, due 07/20/15	3,614,535
			49,826,744
		Energy-Alternate Sources: 0.2%
4,900,000		Greater Ohio Ethanol, LLC, 2.630%, due 12/31/13	—
4,000,000		Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	—
3,837,000	#	White Pine Hydro, LLC, 6.310%, due 07/10/17	3,507,294
2,455,000	#	White Pine Hydro, LLC, 6.960%, due 07/10/37	2,349,212
			5,856,506
		Food: 0.7%
8,493,000		Kraft Foods, Inc., 6.125%, due 02/01/18	8,336,533
3,278,000		Kraft Foods, Inc., 6.125%, due 08/23/18	3,237,500
1,994,000		Kraft Foods, Inc., 6.500%, due 08/11/17	2,007,523
1,846,000		Kraft Foods, Inc., 6.875%, due 02/01/38	1,850,499

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Food: (continued)
$3,783,000		Kraft Foods, Inc., 7.000%, due 08/11/37	$3,851,026
2,893,000	C	Safeway, Inc., 6.250%, due 03/15/14	2,911,185
			22,194,266
		Forest Products & Paper: 0.4%
1,563,000	C	International Paper Co., 7.400%, due 06/15/14	1,282,557
7,790,000	C	International Paper Co., 7.950%, due 06/15/18	6,166,291
5,525,000	C	International Paper Co., 8.700%, due 06/15/38	3,868,677
			11,317,525
		Gas: 0.2%
15,247,000	C,S	Southern Union Co., 7.200%, due 11/01/66	5,336,450
			5,336,450
		Insurance: 1.0%
10,157,000	@@,C	Aegon NV, 4.567%, due 12/31/49	2,793,175
8,012,000		American International Group, Inc., 5.850%, due 01/16/18	5,378,744
5,729,000	#,C,S	Metlife Capital Trust IV, 7.875%, due 12/15/37	3,601,312
3,250,000	C	Metlife, Inc., 6.375%, due 06/15/34	2,697,988
1,741,000	#,C	Nationwide Mutual Insurance, 5.810%, due 12/15/24	753,705
2,288,000		Prudential Financial, Inc., 5.700%, due 12/14/36	1,429,764
4,220,000		Prudential Financial, Inc., 6.000%, due 12/01/17	3,390,753
7,923,000		Prudential Financial, Inc., 6.625%, due 12/01/37	5,415,394
8,235,000	@@,#,C	White Mountains Re Group Ltd., 7.506%, due 05/29/49	3,294,000
2,275,000	@@,C	XL Capital, Ltd., 6.500%, due 12/15/49	523,716
			29,278,551
		Machinery-Construction & Mining: 0.1%
2,780,000	C	Caterpillar, Inc., 8.250%, due 12/15/38	3,437,325
			3,437,325
		Media: 3.1%
3,261,000	C	Comcast Corp., 5.700%, due 05/15/18	3,063,605
4,477,000	C	Comcast Corp., 5.850%, due 11/15/15	4,240,623
2,093,000	C	Comcast Corp., 5.900%, due 03/15/16	2,001,297
3,514,000	C	Comcast Corp., 6.300%, due 11/15/17	3,426,568
2,234,000	C	Comcast Corp., 6.400%, due 05/15/38	2,236,127
3,373,000	C,S	Comcast Corp., 6.500%, due 01/15/17	3,336,693
2,207,000	C	Comcast Corp., 6.950%, due 08/15/37	2,331,501

Principal Amount			Value
$10,411,000	#,C,S	COX Communications, Inc., 6.250%, due 06/01/18	$9,256,503
3,855,000	#,C	COX Communications, Inc., 6.950%, due 06/01/38	3,497,163
3,376,000	#,C	Cox Enterprises, Inc., 7.375%, due 07/15/27	3,203,368
5,290,000	C	News America, Inc., 6.150%, due 03/01/37	4,951,572
4,379,000	C	News America, Inc., 6.650%, due 11/15/37	4,347,949
6,568,000	C,S	Time Warner Cable, Inc., 6.750%, due 07/01/18	6,334,554
1,890,000	C	Time Warner Cable, Inc., 7.300%, due 07/01/38	1,969,529
11,237,000	C,S	Time Warner Cable, Inc., 8.750%, due 02/14/19	12,239,172
1,865,000		Time Warner Entertainment Co. LP, 8.375%, due 07/15/33	1,886,931
7,923,000	C	Time Warner, Inc., 5.500%, due 11/15/11	7,449,363
7,139,000	C	Time Warner, Inc., 7.700%, due 05/01/32	7,167,085
10,757,000	C,S	Viacom, Inc., 6.875%, due 04/30/36	8,523,578
			91,463,181
		Miscellaneous Manufacturing: 0.3%
9,100,000	S	General Electric Co., 5.250%, due 12/06/17	9,088,216
			9,088,216
		Pipelines: 0.9%
10,472,000	C	Enbridge Energy Partners, 9.875%, due 03/01/19	10,555,912
7,502,000	C	Energy Transfer Partners, 9.700%, due 03/15/19	7,742,619
1,893,000	C	Northwest Pipeline Corp., 7.000%, due 06/15/16	1,716,824
4,352,000	C	Panhandle Eastern Pipe Line, 6.200%, due 11/01/17	3,349,029
2,894,000	C	Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	2,645,582
			26,009,966
		Real Estate: 0.2%
1,048,000	C	Liberty Property LP, 6.375%, due 08/15/12	804,383
3,933,000	C	Liberty Property LP, 7.750%, due 04/15/09	3,886,602
			4,690,985
		Retail: 0.5%
3,244,000	C	CVS Caremark Corp., 5.750%, due 06/01/17	3,059,098
5,523,811	#,C,S	CVS Lease Pass-through, 6.036%, due 12/10/28	3,367,431
4,822,000	C,S	Darden Restaurants, Inc., 5.625%, due 10/15/12	4,169,906
7,496,000	C,S	Darden Restaurants, Inc., 6.200%, due 10/15/17	5,572,039
			16,168,474

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Software: 0.3%
$4,369,000	C	Oracle Corp., 5.250%, due 01/15/16	$4,454,619
3,265,000	C	Oracle Corp., 5.750%, due 04/15/18	3,421,227
			7,875,846
		Telecommunications: 3.3%
10,791,000	C,S	AT&T, Inc., 6.700%, due 11/15/13	11,442,992
6,675,000		Bellsouth Telecommunications, Inc., 7.000%, due 12/01/95	5,242,872
1,938,000	@@,C	British Telecommunications PLC, 5.150%, due 01/15/13	1,847,780
9,754,000	@@,C,S	British Telecommunications PLC, 5.950%, due 01/15/18	8,499,840
1,839,000	@@,C	Deutsche Telekom International Finance BV, 5.875%, due 08/20/13	1,820,801
1,858,000	@@,C	Deutsche Telekom International Finance BV, 6.750%, due 08/20/18	1,887,342
3,942,000	C	Embarq Corp., 6.738%, due 06/01/13	3,334,017
975,000	C	Embarq Corp., 7.995%, due 06/01/36	659,494
2,206,000	@@,C	France Telecom SA, 8.500%, due 03/01/31	2,777,361
9,742,000	C	Sprint Capital Corp., 6.875%, due 11/15/28	5,808,258
3,282,000	@@,C	Telefonica Emisones SAU, 5.855%, due 02/04/13	3,193,107
5,439,000	@@,C	Telefonica Emisones SAU, 6.421%, due 06/20/16	5,437,504
1,320,000	@@,C	Telefonica Emisones SAU, 7.045%, due 06/20/36	1,445,401
19,281,000	C	Verizon Communications, Inc., 8.950%, due 03/01/39	24,982,006
10,315,000	#,C	Verizon Wireless, 8.500%, due 11/15/18	12,106,746
2,085,000	@@,C	Vodafone Group PLC, 5.625%, due 02/27/17	1,967,727
5,224,000	@@,C	Vodafone Group PLC, 5.750%, due 03/15/16	4,993,961
			97,447,209
		Transportation: 1.9%
1,347,000	C	Burlington Northern Santa Fe Corp., 5.750%, due 03/15/18	1,300,759
3,240,000	C	Burlington Northern Santa Fe Corp., 6.150%, due 05/01/37	2,993,653
2,574,000	C	Burlington Northern Santa Fe Corp., 6.200%, due 08/15/36	2,381,004
5,315,000	C,S	CSX Corp., 6.250%, due 04/01/15	5,223,896
5,943,000	C,S	CSX Corp., 6.250%, due 03/15/18	5,475,488

Principal Amount			Value
$8,589,000	C,S	CSX Corp., 7.450%, due 04/01/38	$8,191,175
1,093,000	C	Norfolk Southern Corp., 5.750%, due 04/01/18	1,065,418
1,373,000	C	Norfolk Southern Corp., 7.050%, due 05/01/37	1,440,282
2,332,000	C,S	Norfolk Southern Corp., 7.250%, due 02/15/31	2,435,513
6,680,000	C	Norfolk Southern Corp., 7.700%, due 05/15/17	7,171,494
5,107,000	C	Union Pacific Corp., 5.700%, due 08/15/18	4,925,620
5,809,000	C	Union Pacific Corp., 6.625%, due 02/01/29	5,514,373
8,373,000	C,S	Union Pacific Corp., 7.875%, due 01/15/19	9,582,572
			57,701,247
Total Corporate Bonds/ Notes (Cost $928,612,164)			820,175,940
U.S. GOVERNMENT AGENCY OBLIGATIONS: 39.0%
		Federal Home Loan Mortgage Corporation##: 18.6%
16,135,194	C,S	1.545%, due 05/15/33	14,949,293
3,965,027	C,S	1.845%, due 04/15/32	3,866,295
7,753,000	C,S	4.500%, due 02/15/20	7,681,195
80,481,623	C,S	5.000%, due 08/15/16- 02/15/35	81,684,198
1,168,997	S	5.015%, due 04/01/35	1,189,917
104,207,148	C,S	5.500%, due 08/15/20- 08/15/33	106,445,013
297,238,000	W	5.500%, due 01/11/37- 02/12/37	303,322,165
14,411,656	C,S	6.000%, due 01/15/29	14,920,882
14,461,644	S	6.000%, due 02/01/29- 02/01/36	14,948,498
1,280,419	S	7.000%, due 09/01/26- 11/01/31	1,338,814
424,838	S	7.500%, due 11/01/28	448,812
			550,795,082
		Federal National Mortgage Association##: 16.0%
2,214,771	S	0.721%, due 07/25/36	2,128,972
377,965	S	0.821%, due 08/25/33	365,295
1,193,044	S	4.945%, due 04/01/35	1,203,322
12,326,369	S	5.000%, due 02/25/29- 11/25/33	12,509,772
221,624,000	W	5.000%, due 01/12/36	226,298,937
1,371,822	S	5.027%, due 07/01/35	1,398,726
908,571	S	5.229%, due 08/01/35	926,830
39,367,728	S	5.500%, due 11/01/16- 06/01/37	39,081,315
39,604,000	W	5.500%, due 02/01/38	40,476,516
50,000,000		6.000%, due 02/12/37	51,320,300
39,932,121	S	6.000%, due 06/01/16- 08/01/38	41,290,624
50,000,000		6.500%, due 02/12/37	51,757,800
923,422	S	6.500%, due 01/01/23- 10/01/32	964,130
2,714,756	S	7.000%, due 08/01/25- 06/01/31	2,873,227
1,266,150	C,S	7.500%, due 01/25/48	1,315,188

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Federal National Mortgage Association##: (continued)
$246,252	S	7.500%, due 11/01/29- 09/01/31	$260,851
187,730	S	10.000%, due 02/25/19	212,031
			474,383,836
		Government National Mortgage Association: 4.4%
886,000	W	5.000%, due 03/15/38	899,982
52,629	S	5.125%, due 12/20/29	51,777
75,522	S	5.375%, due 04/20/28	75,425
44,877,000	W	5.500%, due 02/15/35	46,019,972
76,699,000	W	6.000%, due 02/15/34	78,868,124
2,127,677	S	6.500%, due 01/15/29- 01/15/32	2,236,701
666,775	S	7.000%, due 04/15/26- 05/15/32	705,338
1,166,525	S	7.500%, due 04/15/22- 06/15/32	1,237,024
			130,094,343
Total U.S. Government Agency Obligations (Cost $1,146,172,554)			1,155,273,261
U.S. TREASURY OBLIGATIONS: 15.9%
		U.S. Treasury Bonds: 6.5%
94,441,000	L	3.750%, due 11/15/18	106,939,605
59,517,000	L	4.375%, due 02/15/38	79,734,211
3,959,000	L	4.500%, due 05/15/38	5,404,657
			192,078,473
		U.S. Treasury Notes: 6.9%
63,992,000	L	1.125%, due 12/15/11	64,296,986
29,456,000	L	1.250%, due 11/30/10	29,781,577
107,056,000	L	2.000%, due 11/30/13	109,866,327
			203,944,890
		Treasury Inflation Indexed Protected Securitiesip: 2.5%
40,950,551	S	1.375%, due 07/15/18	38,145,993
37,098,080	S	2.375%, due 04/15/11	36,243,118
			74,389,111
Total U.S. Treasury Obligations (Cost $460,571,893)			470,412,474
ASSET-BACKED SECURITIES: 2.1%
		Credit Card Asset-Backed Securities: 0.1%
4,167,000	C,S	Citibank Credit Card Issuance Trust, 5.650%, due 09/20/19	3,363,552
			3,363,552
		Home Equity Asset-Backed Securities: 0.8%
1,253,000	C,S	GMAC Mortgage Corp. Loan Trust, 6.249%, due 12/25/37	363,578
9,095,063	C,S	GSAA Trust, 5.242%, due 06/25/34	8,702,694
3,328,000	#,C,S	Irwin Home Equity, 5.960%, due 08/25/37	1,546,458
350,262	C,S	Merrill Lynch Mortgage Investors Trust, 0.831%, due 07/25/34	248,700

Principal Amount			Value
$2,646,352	C,S	Morgan Stanley Capital, Inc., 1.671%, due 06/25/33	$1,677,090
9,285,000	C,S	Morgan Stanley Mortgage Loan Trust, 5.858%, due 01/25/47	5,069,574
247,806	C,S	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	240,096
3,393,000	C,S	Residential Funding Mortgage Securities II, Inc., 5.890%, due 05/25/37	2,481,806
4,000,000	C,S	Specialty Underwriting & Residential Finance, 0.671%, due 12/25/36	3,007,693
1,391,488	C,S	Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	1,372,008
500,000	C,S	Wells Fargo Home Equity Trust, 4.430%, due 05/25/34	486,854
			25,196,551
		Other Asset-Backed Securities: 1.2%
274,483	C,S	Amortizing Residential Collateral Trust, 0.721%, due 05/25/32	142,474
3,075,170	C,S	Bear Stearns Asset-Backed Securities, Inc., 0.851%, due 06/25/36	2,264,878
1,203,225	C,S	Bear Stearns Asset-Backed Securities, Inc., 0.871%, due 07/25/36	456,029
622,000	S	CenterPoint Energy Transition Bond Co., LLC, 4.192%, due 02/01/20	585,796
485,323	C,S	Chase Funding Mortgage Loan Asset-Backed Certificates, 0.771%, due 07/25/33	419,934
26,017	C,S	Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	25,122
1,096,778	C,S	CNH Equipment Trust, 1.235%, due 06/15/12	1,067,317
85,000	C,S	Countrywide Asset-Backed Certificates, 5.689%, due 10/25/46	48,226
5,713,115	C,S	Credit-Based Asset Servicing and Securitization, LLC, 4.831%, due 08/25/35	5,087,538
3,125,384	C,S	Credit-Based Asset Servicing and Securitization, LLC, 5.501%, due 12/25/36	2,598,576
3,360,000	#,C,S	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	2,617,124
2,876,000	#,C,S	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	1,698,189

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Other Asset-Backed Securities: (continued)
$2,776,290	C,S	Equity One, Inc., 5.050%, due 09/25/33	$2,107,736
566,631	C,S	Fannie Mae, 0.611%, due 04/25/35	515,319
2,219,526	C,S	First Horizon Asset Back Trust, 0.601%, due 09/25/29	1,217,061
5,208,602	@@,#,C,S	Franklin CLO Ltd., 2.075%, due 09/20/15	4,672,636
6,265,000	#,C,S,I	Hudson Mezzanine Funding, 2.189%, due 06/12/42	3,133
2,306,672	C,S	Lehman XS Trust, 0.751%, due 08/25/35	1,092,294
1,727,534	@@,#,C,S	Liberty Square CDO Ltd., 4.846%, due 04/15/13	1,340,998
897,252	C,S	Merrill Lynch Mortgage Investors Trust, 0.651%, due 09/25/36	280,138
1,119,184	C,S	Merrill Lynch Mortgage Investors Trust, 5.609%, due 03/25/37	781,493
34,571	C,S	Popular Mortgage Pass-through Trust, 4.000%, due 12/25/34	33,410
48,954	C,S	Residential Asset Mortgage Products, Inc., 1.091%, due 06/25/33	39,975
2,772,690	C,S	Structured Asset Securities Corp., 4.910%, due 06/25/33	2,060,389
3,625,000	@@,#,C,S	TCW Select Loan Fund Ltd., Inc., 5.150%, due 10/10/13	2,972,500
			34,128,285
Total Asset-Backed Securities (Cost $88,066,373)			62,688,388
COLLATERALIZED MORTGAGE OBLIGATIONS: 19.6%
762,676	C,S	American Home Mortgage Assets, 3.046%, due 02/25/47	127,575
9,413,531	C,S	American Home Mortgage Assets, 3.176%, due 11/25/46	3,203,347
4,390,036	C,S	American Home Mortgage Assets, 3.256%, due 09/25/46	1,092,522
4,579,150	C,S	American Home Mortgage Investment Trust, 0.761%, due 11/25/45	2,200,320
15,608,034	C,S	American Home Mortgage Investment Trust, 0.851%, due 11/25/45	3,982,704
9,166,635	C,S	Banc of America Alternative Loan Trust, 6.279%, due 11/25/21	6,322,807
7,776,969	C,S	Banc of America Alternative Loan Trust, 6.475%, due 04/25/37	3,809,080
137,934,123	C,S,^	Banc of America Commercial Mortgage, Inc., 0.291%, due 01/15/49	1,538,241

Principal Amount			Value
$760,664	C,S	Banc of America Commercial Mortgage, Inc., 4.161%, due 12/10/42	$736,526
395,000	C,S	Banc of America Commercial Mortgage, Inc., 4.429%, due 11/10/39	365,511
4,010,000	C,S	Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	3,690,746
7,299,751	C,S	Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	6,833,390
2,783,000	C,S	Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	2,595,304
2,541,268	C,S	Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	2,445,172
204,713	C,S	Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	192,239
4,150,000	C,S	Banc of America Commercial Mortgage, Inc., 4.891%, due 07/10/45	3,431,174
3,295,000	C,S	Banc of America Commercial Mortgage, Inc., 5.463%, due 09/10/47	696,348
1,000,000	C,S	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	959,215
5,732,199	C,S	Banc of America Funding Corp., 0.718%, due 05/20/47	1,609,905
6,909,110	C,S	Banc of America Funding Corp., 0.718%, due 06/20/47	3,202,359
10,613,502	C,S	Banc of America Funding Corp., 5.257%, due 09/20/35	5,863,905
19,000,917	C,S	Banc of America Funding Corp., 5.650%, due 06/20/37	13,042,680
4,972,132	C,S	Banc of America Funding Corp., 5.750%, due 09/20/34	3,795,624
3,461,377	C,S	Banc of America Funding Corp., 7.000%, due 10/25/37	1,890,342
5,202,423	C,S	Banc of America Mortgage Securities, Inc., 5.172%, due 09/25/35	3,881,558
1,833,612	C,S	Banc of America Mortgage Securities, Inc., 5.250%, due 11/25/19	1,671,187
2,185,328	C,S	Banc of America Mortgage Securities, Inc., 5.500%, due 11/25/33	1,927,722
3,432,493	C,S	Banc of America Mortgage Securities, Inc., 5.500%, due 06/25/35	2,786,878

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$1,187,207	C,S	Bear Stearns Alternative-A Trust, 0.791%, due 07/25/34	$629,923
1,206,000	C,S	Bear Stearns Commercial Mortgage Securities, 4.565%, due 07/11/42	1,073,756
360,455	C,S	Bear Stearns Commercial Mortgage Securities, 5.415%, due 04/12/38	347,721
5,802,000	#,C,S	Bear Stearns Commercial Mortgage Securities, 5.660%, due 09/11/41	1,276,287
2,925,803	C,S	Bear Stearns Commercial Mortgage Securities, 7.780%, due 02/15/32	2,929,114
5,337,741	C,S	Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	5,326,317
10,104,362	C,S	Chase Mortgage Finance Corp., 5.408%, due 12/25/35	7,102,283
6,038,036	C,S	Chase Mortgage Finance Corp., 5.500%, due 11/25/35	5,109,830
2,135,857	C,S	Citicorp Mortgage Securities, Inc., 5.500%, due 02/25/22	1,669,613
5,599,653	C,S	Citigroup Mortgage Loan Trust, Inc., 5.937%, due 06/25/36	3,611,140
10,052,383	C,S	Citigroup Mortgage Loan Trust, Inc., 6.000%, due 11/25/35	6,291,875
20,552,900	C,S	Citigroup Mortgage Loan Trust, Inc., 6.056%, due 08/25/36	13,465,831
8,992,000	C,S	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, due 12/11/49	6,305,284
8,992,000	C,S	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.886%, due 11/15/44	6,808,912
2,273,515	C,S	Countrywide Alternative Loan Trust, 0.711%, due 11/25/46	584,586
69,968	C,S	Countrywide Alternative Loan Trust, 0.771%, due 02/25/35	68,681
7,253,993	C,S	Countrywide Alternative Loan Trust, 3.136%, due 11/25/46	1,791,831
12,258,011	C,S	Countrywide Alternative Loan Trust, 5.403%, due 10/25/35	7,441,207
2,238,845	C,S	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	1,515,622
3,501,321	C,S	Countrywide Home Loan Mortgage Pass-through Trust, 0.791%, due 04/25/35	770,976

Principal Amount			Value
$3,937,980	C,S	Countrywide Home Loan Mortgage Pass-through Trust, 5.250%, due 10/25/35	$2,595,119
18,398,759	C,S	Countrywide Home Loan Mortgage Pass-through Trust, 5.750%, due 07/25/37	12,562,709
1,290,837	C,S	Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	1,182,011
991,790	C,S	Credit Suisse First Boston Mortgage Securities Corp., 3.819%, due 05/15/36	916,219
2,328,000	C,S	Credit Suisse First Boston Mortgage Securities Corp., 4.801%, due 03/15/36	2,071,242
1,283,781	C,S	Credit Suisse First Boston Mortgage Securities Corp., 5.000%, due 08/25/20	1,127,735
184,000	C,S	Credit Suisse First Boston Mortgage Securities Corp., 7.695%, due 04/15/62	185,030
1,643,000	C,S	Credit Suisse Mortgage Capital Certificates, 5.826%, due 06/15/38	1,333,245
3,492,470	C,S	Credit Suisse Mortgage Capital Certificates, 7.000%, due 08/25/36	1,654,500
1,382,645	C,S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	1,379,696
3,000,000	S	Fannie Mae, 5.000%, due 05/25/32	3,021,812
10,294,213	C,S	First Horizon Alternative Mortgage Securities, 5.500%, due 08/25/35	6,967,783
3,626,955	C,S	First Horizon Mortgage Pass-through Trust, 5.500%, due 12/25/35	2,695,593
3,337,006	C,S	First Union National Bank Commercial Mortgage, 6.663%, due 01/12/43	3,283,730
126,381,539	C,S,^	GE Capital Commercial Mortgage Corp., 0.502%, due 06/10/48	1,243,708
803,000	C,S	GE Capital Commercial Mortgage Corp., 4.371%, due 01/10/38	773,617
351,000	C,S	GE Capital Commercial Mortgage Corp., 4.865%, due 07/10/39	325,108
651,555	C,S	GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	635,873
3,458,002	C,S	GMAC Mortgage Corp. Loan Trust, 4.583%, due 10/19/33	2,686,165

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$7,388,501	C,S	GMAC Mortgage Corp. Loan Trust, 5.264%, due 03/18/35	$6,505,856
4,579,839	C,S	GMAC Mortgage Corp. Loan Trust, 5.467%, due 11/19/35	2,927,522
237,742	C,S	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	211,954
109,193,210	#,C,S,^	Greenwich Capital Commercial Funding Corp., 0.323%, due 03/10/39	1,272,210
6,871,000	C,S	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	6,246,959
3,280,000	C,S	Greenwich Capital Commercial Funding Corp., 5.534%, due 03/10/39	594,749
1,660,000	C,S	Greenwich Capital Commercial Funding Corp., 5.554%, due 03/10/39	297,161
1,325,000	C,S	Greenwich Capital Commercial Funding Corp., 5.613%, due 03/10/39	198,654
12,993,000	C,S	GS Mortgage Securities Corp. II, 5.560%, due 11/10/39	10,345,523
4,390,000	C,S	GS Mortgage Securities Corp. II, 5.628%, due 04/10/38	854,825
1,184,372	#,C,S	GSMPS Mortgage Loan Trust, 0.821%, due 01/25/35	943,263
2,731,305	C,S	GSR Mortgage Loan Trust, 5.500%, due 07/25/35	2,242,769
6,665,147	C,S	GSR Mortgage Loan Trust, 6.500%, due 10/25/36	5,209,927
932,152	C,S	Harborview Mortgage Loan Trust, 0.931%, due 01/19/35	472,042
637,716	C,S	Homebanc Mortgage Trust, 1.331%, due 08/25/29	398,931
15,000,000	C,S	JPMorgan Alternative Loan Trust, 0.641%, due 08/25/36	9,916,941
978,968	C,S	JPMorgan Alternative Loan Trust, 5.505%, due 01/25/36	570,798
343,618,324	C,S,^	JPMorgan Chase Commercial Mortgage Securities Corp., 0.038%, due 01/12/43	272,146
510,853	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.200%, due 07/12/35	490,244

Principal Amount			Value
$3,944,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	$3,815,324
3,621,373	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.275%, due 01/12/37	3,375,256
1,402,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.865%, due 03/15/46	1,149,481
978,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.455%, due 05/15/47	292,811
3,434,790	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.475%, due 04/15/43	2,682,062
1,951,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.495%, due 05/15/47	496,513
495,496	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.833%, due 04/15/45	481,124
4,421,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.861%, due 04/15/45	3,790,755
28,365,045	C,S	JPMorgan Mortgage Trust, 5.400%, due 11/25/35	21,452,935
28,014,473	C,S,^	LB-UBS Commercial Mortgage Trust, 0.486%, due 02/15/40	538,954
1,873,000	C,S	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	1,821,563
509,000	C,S	LB-UBS Commercial Mortgage Trust, 4.310%, due 02/15/30	472,636
1,717,000	C,S	LB-UBS Commercial Mortgage Trust, 4.510%, due 12/15/29	1,563,168
2,820,907	C,S	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	2,681,233
1,112,000	C,S	LB-UBS Commercial Mortgage Trust, 4.836%, due 02/15/40	365,351
2,060,000	C,S	LB-UBS Commercial Mortgage Trust, 4.885%, due 09/15/30	1,907,696
2,416,000	C,S	LB-UBS Commercial Mortgage Trust, 4.998%, due 04/15/30	2,198,770
3,500,000	C,S	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	3,167,683

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$4,256,000	C,S	LB-UBS Commercial Mortgage Trust, 5.287%, due 04/15/40	$1,183,085
5,512,000	C,S	LB-UBS Commercial Mortgage Trust, 5.347%, due 11/15/38	4,309,875
6,517,000	C,S	LB-UBS Commercial Mortgage Trust, 5.403%, due 02/15/40	4,688,164
2,358,000	C,S	LB-UBS Commercial Mortgage Trust, 5.516%, due 11/15/38	411,337
1,693,000	C,S	LB-UBS Commercial Mortgage Trust, 5.533%, due 02/15/40	305,294
3,386,000	C,S	LB-UBS Commercial Mortgage Trust, 5.563%, due 02/15/40	594,681
3,854,000	C,S	LB-UBS Commercial Mortgage Trust, 5.883%, due 06/15/38	3,182,313
9,400,000	C,S	LB-UBS Commercial Mortgage Trust, 6.149%, due 04/15/41	6,859,447
15,737,000	C,S	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	15,333,624
11,581,335	C,S	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	11,582,149
3,531,119	C,S	Luminent Mortgage Trust, 0.671%, due 10/25/46	1,452,610
343,560	C,S	MASTR Adjustable Rate Mortgages Trust, 2.996%, due 01/25/47	90,579
3,752,000	C,S	MASTR Alternative Loans Trust, 6.250%, due 07/25/36	2,027,413
63,779	C,S	MASTR Alternative Loans Trust, 6.500%, due 05/25/33	50,318
617,583	C,S	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	577,188
1,684,492	C,S	MASTR Asset Securitization Trust, 5.500%, due 06/25/33	1,512,208
3,717,968	C,S	MASTR Reperforming Loan Trust, 0.831%, due 07/25/35	3,100,390
76,901,532	#,C,S,^	Merrill Lynch Mortgage Trust, 0.154%, due 11/12/35	255,498
103,538,595	S,^	Merrill Lynch Mortgage Trust, 0.215%, due 10/12/41	1,118,610
2,725,000	C,S	Merrill Lynch Mortgage Trust, 4.892%, due 02/12/42	2,501,433
19,252,716	C,S,^	Merrill Lynch/Countrywide Commercial Mortgage Trust, 0.541%, due 08/12/48	385,285

Principal Amount			Value
$1,445,000	C,S	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.479%, due 08/12/48	$255,486
1,617,000	C,S	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.509%, due 08/12/48	278,407
915,190	C,S	MLCC Mortgage Investors, Inc., 0.701%, due 04/25/29	620,400
425,176	C,S	MLCC Mortgage Investors, Inc., 0.791%, due 01/25/29	338,252
8,915,000	C,S	Morgan Stanley Capital I, 5.007%, due 01/14/42	7,467,006
1,743,105	C,S	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	1,588,700
64,342	C,S	MortgageIT Trust, 0.841%, due 11/25/35	15,564
3,764,000	C,S	New York Mortgage Trust, Inc., 5.652%, due 05/25/36	2,442,149
1,804,000	C,S	Nomura Asset Securities Corp., 6.690%, due 03/15/30	1,771,426
1,747,867	C,S	Prime Mortgage Trust, 0.971%, due 02/25/35	992,729
1,952,568	C,S	Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	1,860,804
13,386,220	C,S	RAAC Series, 5.250%, due 09/25/34	9,844,318
1,572,018	C,S	Residential Accredit Loans, Inc., 0.701%, due 05/25/46	286,594
4,475,552	C,S	Residential Accredit Loans, Inc., 0.711%, due 04/25/46	943,949
8,416,411	C,S	Residential Accredit Loans, Inc., 5.000%, due 09/25/36	6,777,963
14,788,268	C,S	Residential Accredit Loans, Inc., 5.500%, due 05/25/34	10,760,154
1,170,679	C,S	Residential Funding Mortgage Securities I, 0.921%, due 05/25/33	777,157
607,884	C,S	Sequoia Mortgage Trust, 0.778%, due 01/20/35	321,198
753,184	C,S	Structured Adjustable Rate Mortgage Loan Trust, 0.781%, due 07/25/35	350,084
1,189,259	C,S	Structured Asset Mortgage Investments, Inc., 0.821%, due 04/19/35	630,580
5,456,126	C,S	Structured Asset Mortgage Investments, Inc., 4.762%, due 12/27/35	3,352,676
1,179,677	C,S	Structured Asset Securities Corp., 5.500%, due 07/25/33	1,138,303

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$1,857,754	C,S	Thornburg Mortgage Securities Trust, 0.821%, due 12/25/33	$1,450,137
1,888,668	C,S	Thornburg Mortgage Securities Trust, 0.841%, due 09/25/44	1,520,147
12,664,000	#,C,S	Wachovia Bank Commercial Mortgage Trust, 5.209%, due 10/15/44	3,347,110
630,000	C,S	Wachovia Bank Commercial Mortgage Trust, 5.243%, due 07/15/42	588,784
7,217,158	C,S	Washington Mutual Mortgage Pass-through Certificates, 0.761%, due 09/25/46	1,478,969
863,022	C,S	Washington Mutual Mortgage Pass-through Certificates, 0.781%, due 01/25/45	445,008
1,104,812	C,S	Washington Mutual Mortgage Pass-through Certificates, 0.791%, due 08/25/45	599,760
1,604,984	C,S	Washington Mutual Mortgage Pass-through Certificates, 0.871%, due 08/25/45	552,125
1,121,802	C,S	Washington Mutual Mortgage Pass-through Certificates, 1.071%, due 07/25/36	622,152
829,559	C,S	Washington Mutual Mortgage Pass-through Certificates, 1.858%, due 06/25/44	476,164
29,465	C,S	Washington Mutual Mortgage Pass-through Certificates, 2.956%, due 02/25/47	10,978
6,968,050	C,S	Washington Mutual Mortgage Pass-through Certificates, 2.956%, due 03/25/47	2,599,509
12,546,645	C,S	Washington Mutual Mortgage Pass-through Certificates, 2.996%, due 01/25/47	4,639,694
11,327,474	C,S	Washington Mutual Mortgage Pass-through Certificates 1A, 3.006%, due 06/25/47	4,968,454
5,092,980	C,S	Washington Mutual Mortgage Pass-through Certificates 1A1B, 3.006%, due 06/25/47	1,446,261
8,562,948	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.016%, due 04/25/47	2,456,057

Principal Amount			Value
$12,416,274	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.026%, due 04/25/47	$5,467,876
8,638,625	C,S	Washington Mutual Mortgage Pass-through Certificates 1A, 3.026%, due 05/25/47	3,808,600
4,452,440	C,S	Washington Mutual Mortgage Pass-through Certificates 1A1B, 3.026%, due 05/25/47	1,286,469
706,515	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.066%, due 12/25/46	199,631
4,637,841	C,S	Washington Mutual Mortgage Pass-through Certificates 1A, 3.066%, due 07/25/47	1,894,742
10,980,541	C,S	Washington Mutual Mortgage Pass-through Certificates 1A1B, 3.066%, due 07/25/47	3,180,418
7,516,907	C,S	Washington Mutual Mortgage Pass-through Certificates 1A, 3.096%, due 11/25/46	2,786,055
1,405,029	C,S	Washington Mutual Mortgage Pass-through Certificates 1A1B, 3.096%, due 11/25/46	342,205
4,013,448	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.216%, due 09/25/46	1,516,021
6,257,347	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.226%, due 05/25/46	1,773,783
813,283	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.226%, due 06/25/46	306,787
13,718,915	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.246%, due 06/25/46	5,247,967
1,607,856	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.756%, due 11/25/46	321,571
4,782,000	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.792%, due 06/25/34	4,572,450
2,000,914	C,S	Washington Mutual Mortgage Pass-through Certificates, 4.375%, due 01/25/47	904,933

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$1,423,647	C,S	Washington Mutual Mortgage Pass-through Certificates, 4.625%, due 10/25/46	$665,717
3,971,707	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.000%, due 12/25/18	3,764,043
7,670,397	C,S	Washington Mutual Mortgage Pass-through Certificates 2A3, 5.489%, due 01/25/37	5,056,136
1,140,235	C,S	Washington Mutual Mortgage Pass-through Certificates 2A4, 5.489%, due 01/25/37	432,109
13,013,773	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.658%, due 06/25/37	6,766,408
2,989,000	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.812%, due 10/25/36	1,645,071
838,792	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.814%, due 06/25/37	472,529
5,334,576	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.859%, due 07/25/37	2,699,313
7,132,082	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.869%, due 07/25/37	3,694,262
1,625,994	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.895%, due 07/25/37	831,699
3,215,832	C,S	Washington Mutual Mortgage Pass-through Certificates, 6.000%, due 06/25/34	2,511,968
6,983,000	C,S	Wells Fargo Mortgage-Backed Securities Trust, 3.622%, due 06/25/35	6,803,093
5,830,990	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.500%, due 08/25/18	5,228,315
4,469,000	C,S	Wells Fargo Mortgage-Backed Securities Trust A5, 4.787%, due 07/25/34	3,378,896
4,243,000	C,S	Wells Fargo Mortgage-Backed Securities Trust A6, 4.787%, due 07/25/34	3,049,892

Principal Amount			Value
$3,795,604	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.888%, due 08/25/34	$2,758,384
5,983,215	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.000%, due 12/25/33	5,226,798
9,230,057	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.113%, due 03/25/36	6,928,825
28,128	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.261%, due 10/25/35	21,341
9,974,808	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.387%, due 08/25/35	7,057,920
7,806,530	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.629%, due 12/25/36	5,081,997
7,242,869	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.922%, due 11/25/36	4,737,655
8,404,850	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.938%, due 10/25/36	5,802,085
9,093,969	C,S	Wells Fargo Mortgage-Backed Securities Trust, 6.000%, due 06/25/36	6,070,567
8,839,198	C,S	Wells Fargo Mortgage-Backed Securities Trust, 6.000%, due 12/28/37	5,716,748
Total Collateralized Mortgage Obligations (Cost $880,846,702)			578,429,842
MUNICIPAL BONDS: 1.0%
		California: 0.1%
6,661,000	C	City of San Diego, 7.125%, due 06/01/32	4,367,684
			4,367,684
		Florida: 0.1%
3,775,000	C	Florida State Board of Education, 4.750%, due 06/01/35	3,256,202
			3,256,202
		Lousiana: 0.3%
7,635,000	C,S	State of Louisiana, 5.000%, due 10/15/17	8,171,053
			8,171,053

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Michigan: 0.2%
$10,370,000	S	Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	$6,741,019
			6,741,019
		Washington: 0.3%
8,530,000	C	State of Washington, 5.000%, due 01/01/33	8,195,965
			8,195,965
Total Municipal Bonds (Cost $37,291,237)			30,731,923
Shares			Value
PREFERRED STOCK: 0.5%
		Diversified Financial Services: 0.2%
8,933	#,P	Zurich RegCaPS Funding Trust	$6,638,336
			6,638,336
		Insurance: 0.3%
134,500	@@,P	Aegon NV - Series 1	1,206,465
348,467	@@,P	Aegon NV	3,425,431
895,520	@@,P	XL Capital, Ltd.	2,238,800
			6,870,696
Total Preferred Stock (Cost $36,728,026)			13,509,032
Total Long-Term Investments (Cost $3,578,288,949)			3,131,220,860
Principal Amount			Value
SHORT-TERM INVESTMENTS: 29.0%
		Certificates of Deposit: 1.4%
$15,000,000	S	BNP Paribas, 0.000%, due 01/05/09	$15,004,729
26,000,000	S	BNP Paribas, 3.060%, due 01/26/09	26,051,739
Total Certificates of Deposit (Cost $41,056,468)			41,056,468
		Commercial Paper: 13.7%
10,000,000	S	Alcoa, Inc., 5.360%, due 01/13/09	9,980,681
15,000,000	S	Alcoa, Inc., 6.310%, due 01/06/09	14,984,250
5,000,000	S	Barton Capital, LLC, 1.930%, due 02/11/09	4,988,743
65,000,000	S	Caisse Nationale des Caisses d'Epargne et de Prevoyance, 0.190%, due 01/05/09	64,998,196
65,000,000	S	Ciesco, LLC, 0.200%, due 01/21/09	64,992,417
9,250,000	S	ConAgra Foods, Inc., 2.750%, due 01/09/09	9,243,641
20,000,000	#,S	ConocoPhillips, 1.230%, due 01/30/09	19,979,501

Principal Amount			Value
$15,000,000	S	CVS Caremark Corp., 6.160%, due 01/12/09	$14,969,250
10,000,000	S	Dow Chemical Co., 6.010%, due 01/06/09	9,990,000
7,169,000	S	General Mills, Inc., 4.000%, due 01/08/09	7,162,627
20,000,000	#,S	Kellogg Co., 4.250%, due 01/02/09	19,995,278
65,000,000	#,S	Thunder Bay Funding, LLC, 0.300%, due 01/15/09	64,991,875
15,000,000	S	Variable Funding Capital, 1.750%, due 01/14/09	14,989,791
25,000,000	S	Volkswagen of America, 6.110%, due 01/05/09	24,978,820
18,900,000	#,S	Yorktown Capital, LLC, 0.250%, due 01/21/09	18,897,244
21,000,000	#,S	Yorktown Capital, LLC, 0.250%, due 01/22/09	20,996,791
18,500,000	#,S	Yorktown Capital, LLC, 1.480%, due 03/06/09	18,455,229
Total Commercial Paper (Cost $404,626,606)			404,594,334
Shares			Value
		Affiliated Mutual Fund: 2.3%
67,118,000	S	ING Institutional Prime Money Market Fund - Class I	$67,118,000
Total Mutual Fund (Cost $67,118,000)			67,118,000
Principal Amount			Value
		U.S. Treasury Bills: 0.3%
$1,000,000	(a)	0.080%, due 05/15/09	$999,708
7,000,000	(a)	0.190%, due 09/24/09	6,989,899
Total U.S. Treasury Bills (Cost $7,935,783)			7,989,607

	Securities Lending Collateralcc: 11.3%
337,644,986	Bank of New York Mellon Corp. Institutional Cash Reserves	334,999,542
Total Securities Lending Collateral (Cost $337,644,986)		334,999,542
Total Short-Term Investments (Cost $858,381,843)		855,757,951

Total Investments in Securities (Cost $4,436,670,792)*	134.8%	$3,986,978,811
Other Assets and Liabilities - Net	(34.8)	(1,029,573,860)
Net Assets	100.0%	$2,957,404,951

@@  Foreign Issuer

MASTR  Mortgage Asset Securitization Transaction, Inc.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

P  Preferred Stock may be called prior to convertible date.

I  Illiquid security

cc  Securities purchased with cash collateral for securities loaned.

ip  Treasury inflation indexed protected security whose principal value is adjusted in accordance with changes to the Consumer Price Index.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W  Settlement is on a when-issued or delayed-delivery basis.

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

L  Loaned security, a portion or all of the security is on loan at December 31, 2008.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

±  Defaulted security

(a)  Held as collateral by The Royal Bank of Scotland PLC posted to a tri-party account as collateral for swaps and foreign forward currency contracts.

The Portfolio received $28,018,000 in cash collateral for swaps and foreign forward currency contracts, with these amounts being held in a tri-party account.

*  Cost for federal income tax purposes is $4,438,011,103.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$70,385,853
Gross Unrealized Depreciation	(521,418,145)
Net Unrealized Depreciation	$(451,032,292)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$67,118,000	$(14,832,990)
Level 2 — Other Significant Observable Inputs	3,876,338,251	44,125,411
Level 3 — Significant Unobservable Inputs	43,522,560	1,701,544
Total	$3,986,978,811	$30,993,965

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2008, was as follows:

	Investments in Securities	Other Financial Instruments*
Beginning Balance at 12/31/07	$97,506,953	$(358,101)
Net Purchases/(Sales)	(15,799,896)	3,663,694
Accrued Discounts/ (Premiums)	573,139	(26,568)
Total Realized Gain/(Loss)	1,230,255	(2,628,763)
Total Unrealized Appreciation/ (Depreciation)	(36,352,268)	1,560,206
Net Transfers In/ (Out) of Level 3	(3,635,623)	(508,924)
Ending Balance at 12/31/08	$43,522,560	$1,701,544

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $(43,953,681). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

At December 31, 2008 the following forward foreign currency contracts were outstanding for the ING VP Intermediate Bond Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation/ (Depreciation)
Colombian Peso			USD
COP
36,875,352,017	BUY	01/08/09		15,942,651	16,377,156	$434,505
Indonesian Rupiah IDR 85,773,600,042	BUY	01/08/09		7,990,088	7,831,301	(158,787)
Russian Ruble RUB 230,400,000	BUY	01/13/09		8,022,284	7,380,034	(642,250)
Russian Ruble RUB 230,800,000	BUY	01/13/09		8,034,449	7,392,846	(641,603)
						$(1,008,135)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation/ (Depreciation)
Colombian Peso			USD
COP
19,937,389,303	SELL	01/08/09		8,600,746	8,854,634	$(253,888)
Colombian Peso COP 16,937,962,720	SELL	01/08/09		7,341,350	7,522,522	(181,172)
Indonesian Rupiah IDR 85,773,600,063	SELL	01/08/09		6,297,621	7,831,301	(1,533,680)
Russian Ruble RUB 230,800,000	SELL	01/13/09		7,737,177	7,392,846	344,331
Russian Ruble RUB 230,400,000	SELL	01/13/09		7,716,008	7,380,034	335,974
						$(1,288,435)

ING VP Intermediate Bond Portfolio Open Futures Contracts on December 31, 2008:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
Euro-Bund	428	03/06/09	$666,451
Euro-Schatz	1,945	03/06/09	1,670,500
Long Gilt	656	03/27/09	7,492,999
U.S. Treasury 2-Year Note	689	03/31/09	1,155,167
			$10,985,117
Short Contracts
U.S. Treasury 10-Year Note	1,472	03/20/09	$(10,600,555)
U.S. Treasury Long Bond	1,239	03/20/09	(15,217,552)
			$(25,818,107)

ING VP Intermediate Bond Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2008:

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 7.060% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: UBS AG, London	01/28/11	NZD	287,633,000	$8,862,818
Receive a fixed rate equal to 7.015% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: UBS AG, London	02/04/11	NZD	144,010,000	4,400,658
Receive a floating rate based on 3-month NZD-BBR-FRA and pay a fixed rate equal to 7.055% Counterparty: UBS AG, London	01/28/16	NZD	97,796,000	(7,727,876)
Receive a floating rate based on 3-month NZD-BBR-FRA and pay a fixed rate equal to 7.000% Counterparty: UBS AG, London	02/04/16	NZD	48,390,000	(3,731,904)
				$1,803,696

ING VP Intermediate Bond Portfolio Credit Default Swap Agreements Outstanding on December 31, 2008:

Credit Default Swaps on Credit Indices — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank N.A., New York	CDX.EM.9 Index	Buy	(2.650)	06/20/13	USD	76,001,000	$11,978,338	$(196,446)	$12,174,784
Citibank N.A., New York	CDX.EM.9 Index	Buy	(2.650)	06/20/13	USD	14,064,000	2,216,594	176,695	2,039,899
Citibank N.A., New York	CDX.EM.9 Index	Buy	(2.650)	06/20/13	USD	15,776,000	2,486,418	196,285	2,290,133
Barclays Bank PLC	CDX.EM.10 Index	Buy	(3.350)	12/20/13	USD	1,780,000	268,708	389,904	(121,196)
Barclays Bank PLC	CDX.EM.10 Index	Buy	(3.350)	12/20/13	USD	35,559,000	5,367,970	8,435,537	(3,067,567)
Barclays Bank PLC	CDX.NA.IG.10 Index	Buy	(1.550)	06/20/13	USD	34,644,096	818,426	1,212,504	(394,078)
Citibank N.A., New York	CDX.NA.IG.10 Index	Buy	(1.550)	06/20/13	USD	16,230,880	383,435	(324,675)	708,110
Barclays Bank PLC	CDX.NA.IG.11 Index	Buy	(1.500)	12/20/13	USD	17,500,000	367,507	832,201	(464,694)
Goldman Sachs International	CDX.NA.IG.11 Index	Buy	(1.500)	12/20/13	USD	19,329,000	405,916	616,645	(210,729)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	LCDX.NA.9 Index (15-100% Tranche)	Buy	(1.613)	12/20/12	USD	10,671,432	$1,701,544	$—	$1,701,544
							$25,994,856	$11,338,650	$14,656,206
Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)
UBS AG	Australia & New Zealand Banking Group 4.450%, 02/05/15	Buy	(0.350)	09/20/17	USD	5,233,000	$437,723	$—	$437,723
UBS AG	Australia & New Zealand Banking Group 4.450%, 02/05/15	Buy	(0.510)	09/20/17	USD	5,067,000	692,954	—	692,954
Citibank N.A., New York	Bank of America Corp. 6.250%, 04/15/12	Buy	(2.050)	12/20/13	USD	14,038,000	(579,816)	—	(579,816)
Citibank N.A., New York	BNP Paribas 4.750%, 04/04/11	Buy	(0.490)	09/20/13	USD	15,747,000	144,354	—	144,354
Citibank N.A., New York	BNP Paribas 4.750%, 04/04/11	Buy	(0.505)	09/20/13	USD	13,418,000	114,012	—	114,012
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.250)	09/20/17	USD	6,645,000	443,746	—	443,746
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.520)	09/20/17	USD	1,410,000	65,264	—	65,264
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.520)	09/20/17	USD	3,151,000	145,849	—	145,849
Citibank N.A., New York	Darden Restaurants Inc. 6.000%, 08/15/35	Buy	(1.650)	06/20/13	USD	1,500,000	63,675	—	63,675
Bear Stearns Credit Products Inc.	Darden Restaurants Inc. 7.125%, 02/01/16**	Buy	(1.640)	03/20/18	USD	5,860,000	410,671	—	410,671
Citibank N.A., New York	Darden Restaurants Inc. 7.125%, 02/01/16	Buy	(0.610)	12/20/12	USD	1,660,000	124,842	—	124,842
Citibank N.A., New York	Darden Restaurants Inc. 7.125%, 02/01/16	Buy	(1.310)	12/20/17	USD	1,634,000	149,381	—	149,381
Citibank N.A., New York	Devon Energy Corp. 7.950%, 04/15/32	Buy	(1.150)	12/20/13	USD	6,841,000	(248)	—	(248)
Morgan Stanley Capital Services Inc.	Domtar Corp. 7.875%, 10/15/11	Buy	(2.650)	09/20/11	USD	2,758,500	345,236	—	345,236
Citibank N.A., New York	Dow Chemical Co. 7.375%, 11/01/29	Buy	(1.220)	12/20/13	USD	6,891,000	776,489	—	776,489
Goldman Sachs International	Dow Chemical Co. 7.375%, 11/01/29	Buy	(1.280)	12/20/13	USD	9,850,000	1,085,587	—	1,085,587
Barclays Bank PLC	GAP Inc. 8.800%, 12/15/08*	Buy	(1.200)	06/20/13	USD	3,711,000	(28,393)	—	(28,393)
Citibank N.A., New York	GAP Inc. 8.800%, 12/15/08*	Buy	(1.190)	06/20/13	USD	1,659,000	(11,994)	—	(11,994)
Citibank N.A., New York	GAP Inc. 8.800%, 12/15/08*	Buy	(0.850)	06/20/13	USD	1,700,000	12,070	—	12,070

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	Halliburton Co. 5.500%, 10/15/10	Buy	(0.820)	12/20/13	USD	8,187,000	$58,945	$—	$58,945
UBS AG	HSBC Bank PLC 4.250%, 03/18/16	Buy	(0.400)	09/20/17	USD	5,233,000	428,693	—	428,693
Citibank N.A., New York	International Lease Finance Corp. 4.150%, 01/20/15	Buy	(1.670)	06/20/13	USD	13,498,000	2,796,625	—	2,796,625
Citibank N.A., New York	International Paper Co. 5.300%, 04/01/15	Buy	(3.950)	12/20/13	USD	8,552,000	421,906	—	421,906
Citibank N.A., New York	International Paper Co. 5.300%, 04/01/15	Buy	(4.100)	12/20/13	USD	3,366,000	146,225	—	146,225
Goldman Sachs International	International Paper Co. 5.300%, 04/01/15	Buy	(3.700)	12/20/13	USD	3,837,000	227,037	—	227,037
Goldman Sachs International	International Paper Co. 5.850%, 10/30/12	Buy	(1.900)	12/20/13	USD	8,278,000	1,076,070	—	1,076,070
Goldman Sachs International	Liberty Mutual Insurance 7.875%, 10/15/26	Buy	(3.150)	12/20/13	USD	4,765,000	(142,934)	—	(142,934)
Barclays Bank PLC	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(3.850)	03/20/13	USD	1,853,000	378,613	—	378,613
Citibank N.A., New York	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.000)	12/20/12	USD	3,317,000	811,006	—	811,006
Citibank N.A., New York	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.100)	12/20/12	USD	3,214,000	778,173	—	778,173
Morgan Stanley Capital Services Inc.	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.230)	12/20/12	USD	2,042,000	488,091	—	488,091
Morgan Stanley Capital Services Inc.	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(5.350)	09/20/13	USD	8,371,000	1,463,247	—	1,463,247
UBS AG	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.000)	12/20/12	USD	3,489,000	853,059	—	853,059
Citibank N.A., New York	Marks & Spencer PLC 6.375%, 11/07/11	Buy	(1.100)	03/20/13	USD	7,293,000	947,573	—	947,573
Citibank N.A., New York	Marks & Spencer PLC 6.375%, 11/07/11	Buy	(1.400)	03/20/13	USD	5,960,000	712,476	—	712,476
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	1,711,000	403,160	545,936	(142,776)
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	3,460,000	815,274	1,059,560	(244,286)
Goldman Sachs International	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	6,777,000	1,596,852	2,131,909	(535,057)
JPMorgan Chase Bank, N.A. New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	25,747,000	6,066,719	4,290,798	1,775,921
Goldman Sachs International	MeadWestvaco Corp. 6.850%, 04/01/12	Buy	(1.900)	12/20/13	USD	8,278,000	109,742	—	109,742
Barclays Bank PLC	Norbord Inc. 7.250%, 07/01/12	Buy	(6.350)	06/20/13	USD	1,853,000	141,965	—	141,965

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Buy	(2.450)	12/20/17	USD	8,363,000	$2,082,814	$—	$2,082,814
Morgan Stanley Capital Services Inc.	Norbord Inc. 7.250%, 07/01/12	Buy	(5.550)	09/20/13	USD	7,780,000	808,764	—	808,764
UBS AG	Norbord Inc. 7.250%, 07/01/12	Buy	(1.500)	06/20/12	USD	1,495,500	304,847	—	304,847
UBS AG	Norbord Inc. 7.250%, 07/01/12	Buy	(2.400)	12/20/17	USD	3,325,000	836,060	—	836,060
Citibank N.A., New York	Potash Corp. of Saskatchewan 7.750%, 05/31/11	Buy	(0.600)	03/20/13	USD	3,264,000	156,849	—	156,849
Goldman Sachs International	Potash Corp. of Saskatchewan 7.750%, 05/31/11	Buy	(0.880)	03/20/18	USD	9,767,000	803,251	—	803,251
Morgan Stanley Capital Services Inc.	Potash Corp. of Saskatchewan 7.750%, 05/31/11	Buy	(0.610)	03/20/13	USD	6,531,000	311,302	—	311,302
Goldman Sachs International	Temple-Inland Inc. 6.625%, 01/15/18	Buy	(3.080)	12/20/13	USD	3,519,000	539,792	—	539,792
JPMorgan Chase Bank N.A., New York	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.890)	03/20/14	USD	3,616,000	865,197	—	865,197
JPMorgan Chase Bank N.A., New York	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.020)	03/20/14	USD	3,616,000	847,758	—	847,758
Morgan Stanley Capital Services Inc.	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.900)	03/20/14	USD	2,720,000	649,803	—	649,803
Morgan Stanley Capital Services Inc.	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.600)	09/20/17	USD	5,813,000	1,513,305	—	1,513,305
UBS AG	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.900)	03/20/14	USD	5,820,000	1,390,387	—	1,390,387
Morgan Stanley Capital Services Inc.	Verizon Communications Inc. 4.900%, 09/15/15	Buy	(1.500)	12/20/13	USD	5,796,000	(35,468)	—	(35,468)
Citibank N.A., New York	VF Corp. 8.500%, 10/01/10	Buy	(0.700)	09/20/13	USD	3,418,000	93,394	—	93,394
Citibank N.A., New York	VF Corp. 8.500%, 10/01/10	Buy	(0.800)	09/20/13	USD	1,700,000	39,015	—	39,015
Citibank N.A., New York	VF Corp. 8.500%, 10/01/10	Buy	(0.800)	09/20/13	USD	2,843,000	65,247	—	65,247
Citibank N.A., New York	VF Corp. 8.500%, 10/01/10	Buy	(0.770)	09/20/13	USD	3,357,000	81,449	—	81,449
Morgan Stanley Capital Services Inc.	VF Corp. 8.500%, 10/01/10	Buy	(0.850)	09/20/13	USD	6,456,000	134,047	—	134,047

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
UBS AG	Westpac Banking Corp. 5.875%, 04/29/18	Buy	(0.350)	09/20/17	USD	5,233,000	$712,811	$—	$712,811
UBS AG	Westpac Banking Corp. 5.875%, 4/29/18	Buy	(0.510)	09/20/17	USD	5,067,000	631,930	—	631,930
Citibank N.A., New York	Westvaco Corp. 7.950%, 02/15/31	Buy	(2.800)	12/20/13	USD	6,160,000	(164,567)	—	(164,567)
Citibank N.A., New York	Westvaco Corp. 7.950%, 02/15/31	Buy	(2.750)	12/20/13	USD	2,813,000	(68,886)	—	(68,886)
Goldman Sachs International	Westvaco Corp. 7.950%, 02/15/31	Buy	(3.250)	12/20/13	USD	6,806,000	(317,826)	—	(317,826)
JPMorgan Chase Bank N.A., New York	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.640)	03/20/14	USD	6,191,000	450,417	—	450,417
Citibank N.A., New York	Weyerhaeuser Co. 7.125%, 07/15/23	Buy	(3.150)	12/20/13	USD	11,469,000	(480,844)	—	(480,844)
Goldman Sachs International	Weyerhaeuser Co. 7.125%, 07/15/23	Buy	(2.000)	12/20/13	USD	8,278,000	74,395	—	74,395
Citibank N.A., New York	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.210)	09/20/13	USD	4,676,000	482,517	—	482,517
Citibank N.A., New York	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.330)	09/20/13	USD	6,108,000	601,047	—	601,047
Citibank N.A., New York	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.400)	09/20/13	USD	3,345,000	319,818	—	319,818
Citibank N.A., New York	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.400)	09/20/13	USD	2,104,000	201,165	—	201,165
Morgan Stanley Capital Services Inc.	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.680)	09/20/13	USD	3,687,000	311,336	—	311,336
Citibank N.A., New York	Williams Companies Inc. 7.500%, 01/15/31	Buy	(2.750)	12/20/13	USD	6,450,000	252,818	—	252,818
							$39,463,863	$8,028,203	$31,435,660

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(2)(6)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/08(3)	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
UBS AG	Domtar Corp. 7.875%, 10/15/11	Sell	2.600	09/20/11	8.15%	USD	2,761,000	$(348,690)	$—	$(348,690)
Citibank N.A., New York	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	30.06%	USD	1,710,000	(797,449)	(607,095)	(190,354)
Citibank N.A., New York	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	30.06%	USD	3,460,000	(1,613,551)	(1,340,031)	(273,520)
Credit Suisse International	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	30.06%	USD	6,762,000	(3,153,420)	(1,189,509)	(1,963,911)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/08(3)	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	30.06%	USD	6,778,000	$(3,160,881)	$(2,375,906)	$(784,975)
JPMorgan Chase Bank, N.A. New York	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	30.06%	USD	8,824,000	(4,115,022)	(1,552,237)	(2,562,785)
The Royal Bank of Scotland PLC	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	30.06%	USD	10,155,000	(4,735,725)	(1,786,373)	(2,949,352)
Citibank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Sell	2.200	06/20/12	9.32%	USD	1,495,500	(277,553)	—	(277,553)
Morgan Stanley Capital Services Inc.	Verizon Wireless 7.375%, 11/15/13	Sell	1.900	12/20/13	2.13%	USD	5,796,000	(58,667)	—	(58,667)
Barclays Bank PLC	Weyerhaeuser Co. 7.125%, 07/15/23	Sell	0.780	09/20/12	2.10%	USD	5,906,000	(268,721)	—	(268,721)
Citibank N.A., New York	Williams Partners LP 7.500%, 06/15/11	Sell	1.030	03/20/12	4.14%	USD	6,835,351	(609,211)	—	(609,211)
								$(19,138,890)	$(8,851,151)	$(10,287,739)

*  In the event of a default, if this bond is no longer available an equivalent bond will be delivered.

**  Guaranteed by JPMorgan Chase.

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(3)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed for credit default swaps sold and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values, as well as the receive fixed rate, serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, and high receive fixed rate, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(5)  The market values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

(6)  For the reason(s) or why a Portfolio may sell credit protection, please see NOTE 2, "Significant Accounting Policies" in the Notes to Financial Statements.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP MONEY MARKET PORTFOLIO(1)  AS OF DECEMBER 31, 2008

Principal Amount			Value
CERTIFICATES OF DEPOSIT: 2.8%
$8,000,000		BNP Paribas, 3.060%, due 01/26/09	$8,015,307
42,000,000		UBS AG, 2.980%, due 02/23/09	42,000,000
Total Certificates of Deposit (Cost $50,015,307)			50,015,307
COMMERCIAL PAPER: 43.0%
10,000,000		Barton Capital, LLC, 1.460%, due 02/09/09	9,983,750
4,500,000		Barton Capital, LLC, 1.480%, due 01/23/09	4,495,738
24,000,000	#	Barton Capital, LLC, 1.880%, due 01/20/09	23,974,920
16,250,000	#	Barton Capital, LLC, 2.300%, due 01/22/09	16,228,592
5,000,000		Cafco, LLC, 1.290%, due 03/13/09	4,987,181
17,500,000	#	Cafco, LLC, 1.510%, due 01/21/09	17,484,639
17,000,000		Cafco, LLC, 2.030%, due 01/28/09	16,973,225
1,500,000		Cafco, LLC, 4.100%, due 01/06/09	1,499,167
1,000,000	#	Cafco, LLC, 4.100%, due 01/14/09	998,519
12,000,000	#	Cafco, LLC, 4.100%, due 01/23/09	11,969,933
21,000,000		Caisse Nationale des Caisses d'Epargne et de Prevoyance, 0.240%, due 01/05/09	20,999,440
22,165,000	#	Ciesco LLC, 2.060%, due 01/28/09	22,129,591
11,000,000	#	Ciesco LLC, 4.100%, due 01/22/09	10,973,692
1,500,000		Ciesco, LLC, 0.200%, due 01/21/09	1,496,875
15,000,000		Ciesco, LLC, 1.370%, due 02/19/09	14,971,417
3,000,000		Ciesco, LLC, 3.110%, due 01/23/09	2,994,042
32,500,000	#	Concord Minutemen Capital Co., LLC, 2.440%, due 04/17/09	32,265,549
10,000,000		Concord Minutemen Capital Co., LLC, 2.960%, due 01/22/09	9,981,917
11,250,000	#	Concord Minutemen Capital Co., LLC, 4.700%, due 01/16/09	11,227,969
33,000,000	#	Crown Point Capital Co., 2.440%, due 04/17/09	32,761,942
7,750,000		Crown Point Capital Co., 2.960%, due 01/22/09	7,735,985
13,250,000	#	Crown Point Capital Co., 4.700%, due 01/15/09	13,225,782
13,000,000	#	Edison Asset Securities, LLC, 0.300%, due 03/23/09	12,991,225

Principal Amount			Value
$33,000,000	#	Edison Asset Securities, LLC, 0.400%, due 04/23/09	$32,958,933
3,000,000	#	Edison Asset Securities, LLC, 1.500%, due 01/29/09	2,996,500
21,400,000	#	Jupiter Securities Co., LLC, 1.170%, due 01/16/09	21,388,854
10,500,000		Jupiter Securities Co., LLC, 1.170%, due 02/12/09	10,485,300
5,000,000		Jupiter Securities Co., LLC, 1.300%, due 01/14/09	4,997,472
14,000,000		Jupiter Securities Co., LLC, 1.340%, due 01/23/09	13,988,022
3,000,000		Jupiter Securities Co., LLC, 1.400%, due 01/21/09	2,997,667
3,000,000		Old Line Funding, LLC, 1.230%, due 03/09/09	2,993,021
6,500,000	#	Old Line Funding, LLC, 1.380%, due 01/20/09	6,495,026
12,500,000	#	Old Line Funding, LLC, 1.400%, due 01/27/09	12,486,910
26,000,000	#	Old Line Funding, LLC, 2.170%, due 01/26/09	25,959,375
7,000,000	#	Old Line Funding, LLC, 4.150%, due 01/21/09	6,985,778
14,000,000		Park Avenue, 1.280%, due 01/12/09	13,994,011
9,000,000		Park Avenue, 1.500%, due 01/28/09	8,990,550
13,500,000	#	Park Avenue Receivables, 1.280%, due 03/02/09	13,470,750
17,724,000	#	Park Avenue Receivables, 1.400%, due 01/13/09	17,715,729
2,000,000		Societe Generale, 0.550%, due 02/24/09	1,998,350
2,400,000		Thunder Bay Funding, LLC, 1.290%, due 03/20/09	2,393,240
20,500,000	#	Thunder Bay Funding, LLC, 1.430%, due 01/20/09	20,483,771
2,250,000		Thunder Bay Funding, LLC, 1.630%, due 03/02/09	2,243,813
23,000,000	#	Thunder Bay Funding, LLC, 1.670%, due 01/22/09	22,976,521
3,250,000		Thunder Bay Funding, LLC, 1.840%, due 01/05/09	3,249,169
3,600,000		Thunder Bay Funding, LLC, 4.150%, due 01/14/09	3,595,255
5,000,000		Toyota Motor Credit Corp., 0.100%, due 01/05/09	4,999,944
30,000,000	#	Tulip Funding Corp., 1.650%, due 02/05/09	29,954,792
22,000,000	#	Tulip Funding Corp., 3.500%, due 01/23/09	21,952,944
53,000,000	#	Variable Funding Capital, 1.000%, due 01/21/09	52,970,555
3,000,000	#	Windmill Funding Corp., 0.440%, due 02/10/09	2,998,500
11,300,000		Windmill Funding Corp., 1.510%, due 03/03/09	11,270,796
1,000,000	#	Windmill Funding Corp., 1.530%, due 03/02/09	997,417
8,500,000	#	Windmill Funding Corp., 1.590%, due 04/17/09	8,459,956

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP MONEY MARKET PORTFOLIO(1)  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
COMMERCIAL PAPER: (continued)
$14,000,000	#	Windmill Funding Corp., 1.600%, due 01/29/09	$13,982,033
12,000,000	#	Windmill Funding Corp., 2.300%, due 01/28/09	11,979,300
4,000,000	#	Windmill Funding Corp., 2.950%, due 01/21/09	3,993,444
2,500,000		Yorktown Capital, LLC, 0.450%, due 04/02/09	2,497,156
30,000,000		Yorktown Capital, LLC, 0.500%, due 04/06/09	29,960,417
18,500,000	#	Yorktown Capital, LLC, 1.800%, due 01/23/09	18,484,172
Total Commercial Paper (Cost $772,696,533)			772,696,533
CORPORATE BONDS/NOTES: 13.1%
10,500,000	#	American Honda Finance Corp., 2.246%, due 03/09/09	10,498,235
2,500,000	#,L	American Honda Finance Corp., 4.500%, due 05/26/09	2,512,799
23,000,000	@@,#	Australia & New Zealand Banking Group Ltd., 2.427%, due 09/02/09	23,000,000
6,750,000		Bank of America NA, 0.416%, due 06/12/09	6,744,879
14,000,000		Bank of America NA, 1.625%, due 10/03/09	14,000,000
14,000,000	@@	BNP Paribas, 2.445%, due 08/13/09	14,000,000
1,000,000		Citigroup Funding, Inc., 2.397%, due 03/02/09	999,552
8,500,000	L	Citigroup, Inc., 3.625%, due 02/09/09	8,500,763
4,749,000		Credit Suisse First Boston USA, Inc., 3.875%, due 01/15/09	4,750,024
6,000,000		Credit Suisse New York, 0.481%, due 03/27/09	5,992,988
9,000,000	@@	Deutsche Bank AG, 1.868%, due 01/09/09	8,999,453
4,000,000		General Electric Capital Corp., 0.420%, due 01/27/09	3,998,174
1,000,000		General Electric Capital Corp., 2.281%, due 08/31/09	1,000,132
1,000,000		General Electric Capital Corp., 4.125%, due 09/01/09	1,007,099
6,500,000		JPMorgan Chase & Co., 0.521%, due 06/26/09	6,494,474
6,000,000		JPMorgan Chase & Co., 3.500%, due 03/15/09	6,003,950
2,750,000	@@,#	Rabobank Nederland NV, 1.413%, due 04/06/09	2,749,658
900,000	@@,#	Rabobank Nederland NV, 4.773%, due 01/15/09	900,013
12,500,000	@@,#	Societe Generale, 2.620%, due 09/04/09	12,500,000
13,100,000		Toyota Motor Credit Corp., 0.660%, due 07/10/09	13,100,000

Principal Amount			Value
$13,250,000		Toyota Motor Credit Corp., 1.489%, due 01/12/09	$13,250,129
7,500,000		Toyota Motor Credit Corp., 3.774%, due 01/23/09	7,500,000
4,700,000		US Bancorp., 5.300%, due 04/28/09	4,731,353
25,000,000		US Bank NA, 2.253%, due 08/24/09	25,000,000
2,000,000		Wachovia Bank NA, 0.360%, due 02/23/09	1,998,123
6,000,000		Wachovia Bank NA, 5.029%, due 01/12/09	6,000,253
2,252,000		Wachovia Corp., 3.625%, due 02/17/09	2,251,023
4,000,000		Wells Fargo & Co., 3.125%, due 04/01/09	4,000,080
9,750,000		Wells Fargo & Co., 3.552%, due 05/01/09	9,751,625
14,000,000	@@,#	Westpac Banking Corp., 2.430%, due 07/03/09	14,000,000
Total Corporate Bonds/Notes (Cost $236,234,779)			236,234,779
U.S. GOVERNMENT AGENCY OBLIGATIONS: 17.0%
118,525,000		Federal Home Loan Bank, 0.700%, due 12/14/09	117,725,286
32,500,000		Federal Home Loan Bank, 1.160%, due 12/07/09	32,147,935
4,000,000		Federal Home Loan Bank, 2.645%, due 08/07/09	4,047,299
25,000,000		Federal Home Loan Mortgage Corporation, 1.400%, due 07/07/09	24,818,194
32,000,000		Federal Home Loan Mortgage Corporation, 2.260%, due 04/17/09	31,786,116
48,222,000		Federal National Mortgage Association, 0.620%, due 12/01/09	47,942,199
15,000,000		Federal National Mortgage Association, 1.060%, due 10/28/09	14,868,750
15,180,000	L	Federal National Mortgage Association, 4.250%, due 05/15/09	15,272,262
17,000,000		Federal National Mortgage Association, 4.625%, due 12/15/09	17,531,579
Total Corporate Bonds/Notes (Cost $306,139,620)			306,139,620
U.S. TREASURY NOTES: 1.2%
22,000,000		1.000%, due 10/22/09	21,820,333
Total U.S. Treasury Notes (Cost $21,820,333)			21,820,333

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP MONEY MARKET PORTFOLIO(1)  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount		Value
REPURCHASE AGREEMENT: 12.9%
$232,200,000	Deutsche Bank Repurchase Agreement dated 12/31/08, 0.050%, due 01/02/09, $232,200,645 to be received upon repurchase (Collateralized by $229,580,000 various U.S. Government Agency Obligations, 4.210%-4.700%, Market Value plus accrued interest $236,848,759, due 02/21/13-08/20/13)	$232,200,000
Total Repurchase Agreement (Cost $232,200,000)		232,200,000
SECURITIES LENDING COLLATERALCC: 0.0%

	Securities Lending Collateralcc: 0.0%
891,150	Bank of New York Mellon Corp. Institutional	Cash Reserves	741,749
Total Securities Lending Collateral (Cost $891,150)			741,749

Total Investments in Securities (Cost $1,619,997,722)*	90.0%	$1,619,848,321
Other Assets and Liabilities - Net	10.0	178,984,604
Net Assets	100.0%	$1,798,832,925

(1)  All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in a maturity of one year or less. Rate shown reflects current rate.

@@  Foreign Issuer

#  Securities with purchases pursuant to Rule144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2008.

*  Cost for federal income tax purposes is the same as for financial statement purposes.

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$—	$—
Level 2 — Other Significant Observable Inputs	1,619,848,321	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$1,619,848,321	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

ING BLACKROCK GLOBAL  PORTFOLIO OF INVESTMENTS
SCIENCE AND TECHNOLOGY PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 93.6%
		Bermuda: 1.4%
32,100		Covidien Ltd.	$1,163,304
121,500	@	Marvell Technology Group Ltd.	810,405
			1,973,709
		Canada: 1.5%
46,900	@,L	Open Text Corp.	1,413,097
20,600	@	Research In Motion Ltd.	835,948
			2,249,045
		China: 0.6%
3,400	@,L	Baidu.com ADR	443,938
21,000	@,L	Sina Corp.	486,150
			930,088
		Finland: 0.5%
42,900		Nokia OYJ ADR	669,240
			669,240
		Germany: 0.5%
18,200	L	SAP AG ADR	659,204
			659,204
		Hong Kong: 0.5%
236,700		ASM Pacific Technology	780,142
			780,142
		India: 0.5%
46,900	@	Bharti Airtel Ltd.	691,344
			691,344
		Israel: 0.5%
37,100	@	Check Point Software Technologies	704,529
			704,529
		Japan: 3.1%
24,100		Canon, Inc.	763,598
66,600		Konica Minolta Holdings, Inc.	518,203
62,200		Kurita Water Industries Ltd.	1,681,495
14,000		Nidec Corp.	547,530
2,600		Nintendo Co., Ltd.	993,594
			4,504,420
		South Korea: 1.1%
7,800	L	LG Electronics, Inc.	473,639
3,300		Samsung Electronics Co., Ltd.	1,203,148
			1,676,787
		Switzerland: 1.6%
10,300		Alcon, Inc.	918,657
6,200		Roche Holding AG	959,866
5,600		Roche Holding AG ADR	428,680
			2,307,203
		Taiwan: 1.7%
573,052		Asustek Computer, Inc.	646,685
22,620		High Tech Computer Corp.	227,056
306,710		HON HAI Precision Industry Co., Ltd.	604,759
134,312		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,061,065
			2,539,565

Shares			Value
		United States: 80.1%
66,000	@	Adobe Systems, Inc.	$1,405,140
47,700	@	Agilent Technologies, Inc.	745,551
65,600		Altera Corp.	1,096,176
41,300	@	American Tower Corp.	1,210,916
83,700	@	Amgen, Inc.	4,833,675
35,800		Amphenol Corp.	858,484
34,300		Analog Devices, Inc.	652,386
57,100	@	Apple, Inc.	4,873,485
152,500		Applied Materials, Inc.	1,544,825
94,900	@	Ariba, Inc.	684,229
50,300		AT&T, Inc.	1,433,550
32,200	@	Atheros Communications, Inc.	460,782
29,400	@	ATMI, Inc.	453,642
36,000		Automatic Data Processing, Inc.	1,416,240
23,400		Baxter International, Inc.	1,254,006
25,400		Beckman Coulter, Inc.	1,116,076
18,500		Becton Dickinson & Co.	1,265,215
20,100	@	Biogen Idec, Inc.	957,363
76,600	@	BMC Software, Inc.	2,061,306
31,800		Bristol-Myers Squibb Co.	739,350
83,500	@	Broadcom Corp.	1,416,995
59,600		CA, Inc.	1,104,388
36,000	@,L	Cavium Networks, Inc.	378,360
83,500	@	Celera Corp.	929,355
178,600	@	Cisco Systems, Inc.	2,911,180
82,600	@	Citrix Systems, Inc.	1,946,882
63,300		Corning, Inc.	603,249
41,300		CVS Caremark Corp.	1,186,962
62,600	@	Dell, Inc.	641,024
25,500	@	Digital River, Inc.	632,400
55,000	@	eBay, Inc.	767,800
35,000	@	Electronic Arts, Inc.	561,400
125,400	@	EMC Corp.	1,312,938
56,000	@	F5 Networks, Inc.	1,280,160
52,900	@	Genentech, Inc.	4,385,939
48,000	@	Genzyme Corp.	3,185,760
36,900	@	Gilead Sciences, Inc.	1,887,066
4,410	@	Google, Inc. - Class A	1,356,737
43,000		Harris Corp.	1,636,150
91,800		Hewlett-Packard Co.	3,331,422
177,600		Intel Corp.	2,603,616
63,500		International Business Machines Corp.	5,344,160
70,800		Intersil Corp.	650,652
74,400		Jabil Circuit, Inc.	502,200
79,500	@	Juniper Networks, Inc.	1,392,045
51,600		KLA-Tencor Corp.	1,124,364
49,000	@	Lam Research Corp.	1,042,720
52,900		Linear Technology Corp.	1,170,148
44,100		Lockheed Martin Corp.	3,707,928
30	@	Macrovision Solutions Corp.	380
68,900	@	McAfee, Inc.	2,381,873
95,600		Medtronic, Inc.	3,003,752
148,400		Microsoft Corp.	2,884,896
100,700		Motorola, Inc.	446,101
61,100	@,L	NetApp, Inc.	853,567
42,500	@,L	Netlogic Microsystems, Inc.	935,425
173,300	@	Oracle Corp.	3,072,609
41,900		Pfizer, Inc.	742,049
33,900	@	Polycom, Inc.	457,989
10,400	@,L	Priceline.com, Inc.	765,960
44,900	@	Progress Software Corp.	864,774
117,580		Qualcomm, Inc.	4,212,891

See Accompanying Notes to Financial Statements

ING BLACKROCK GLOBAL  PORTFOLIO OF INVESTMENTS
SCIENCE AND TECHNOLOGY PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		United States: (continued)
43,200		Raytheon Co.	$2,204,928
57,500	@	Red Hat, Inc.	760,150
24,200	@	Salesforce.com, Inc.	774,642
68,200		Seagate Technology, Inc.	302,126
23,600	@	St. Jude Medical, Inc.	777,856
68,200	@	Sybase, Inc.	1,689,314
126,000	@	Symantec Corp.	1,703,520
111,900	@	Teradyne, Inc.	472,218
63,700		Texas Instruments, Inc.	988,624
33,300	@	Varian Semiconductor Equipment Associates, Inc.	603,396
87,800	@	VeriSign, Inc.	1,675,224
51,600		Verizon Communications, Inc.	1,749,240
27,200	@	Vertex Pharmaceuticals, Inc.	826,336
20,100		Wyeth	753,951
68,200		Xilinx, Inc.	1,215,324
107,500	@,L	Yahoo!, Inc.	1,311,500
			116,487,012
Total Common Stock (Cost $191,208,164)			136,172,288
Principal Amount			Value
SHORT-TERM INVESTMENTS: 3.8%
	Securities Lending Collateralcc: 3.8%
$5,516,457	Bank of New York Mellon Corp. Institutional Cash Reserves		$5,437,097
	Total Short-Term Investments (Cost $5,516,457)		5,437,097

Total Investments in Securities (Cost $196,724,621)*	97.4%	$141,609,385
Other Assets and Liabilities - Net	2.6	3,840,028
Net Assets	100.0%	$145,449,413

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2008.

*  Cost for federal income tax purposes is $200,714,277.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$724,315
Gross Unrealized Depreciation	(59,829,207)
Net Unrealized Depreciation	$(59,104,892)

Industry	Percentage of Net Assets

Aerospace/Defense	4.1%
Biotechnology	11.7
Commercial Services	1.0
Computers	12.6
Electrical Components & Equipment	0.3
Electronics	2.2
Environmental Control	1.2
Healthcare - Products	6.5
Internet	8.8
Miscellaneous Manufacturing	0.4
Office/Business Equipment	0.5
Pharmaceuticals	2.5
Retail	0.8
Semiconductors	13.9
Software	14.1
Telecommunications	12.3
Toys/Games/Hobbies	0.7
Short-Term Investments	3.8
Other Assets and Liabilities - Net	2.6
Net Assets	100.0%

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$126,081,229	$—
Level 2 — Other Significant Observable Inputs	15,528,156	(601,844)
Level 3 — Significant Unobservable Inputs	—	—
Total	$141,609,385	$(601,844)

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

ING BLACKROCK GLOBAL  PORTFOLIO OF INVESTMENTS
SCIENCE AND TECHNOLOGY PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

At December 31, 2008 the following forward foreign currency contracts were outstanding for the ING BlackRock Global Science and Technology Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation/ (Depreciation)
EU Euro			USD
EUR 215,000	BUY	1/21/09		274,466	298,570	$24,104
EU Euro EUR 194,400	BUY	1/21/09		278,316	269,963	(8,353)
EU Euro EUR 177,900	BUY	1/21/09		246,205	247,049	844
EU Euro EUR 155,000	BUY	1/21/09		216,902	215,248	(1,654)
Hong Kong Sar Dollar HKD 14,840,000	BUY	1/21/09		1,915,404	1,915,092	(312)
Japanese Yen JPY 167,000,000	BUY	1/21/09		1,719,754	1,843,064	123,310
Japanese Yen JPY 3,749,200	BUY	1/21/09		40,959	41,377	418
Norwegian Krone NOK 819,000	BUY	1/21/09		119,627	116,771	(2,856)
						$135,501
Swiss Franc
CHF 921,000	SELL	1/21/09		763,789	865,499	$(101,710)
EU Euro EUR 681,000	SELL	1/21/09		883,114	945,702	(62,588)
Hong Kong Sar Dollar HKD 20,152,000	SELL	1/21/09		2,601,168	2,600,602	566
Japanese Yen JPY 504,809,000	SELL	1/21/09		4,997,614	5,571,227	(573,613)
						$(737,345)

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2008 were as follows:

Fund Name	Type	Per Share Amount
ING VP Balanced Portfolio
Class ADV	NII	$0.3436
Class I	NII	$0.4456
Class S	NII	$0.4078
All Classes	STCG	$0.4268
All Classes	LTCG	$0.7257
ING VP Growth and Income Portfolio
Class ADV	NII	$0.2237
Class I	NII	$0.3207
Class S	NII	$0.3035
ING Opportunistic LargeCap Growth Portfolio
Class ADV	NII	$—
Class I	NII	$0.0767
Class S	NII	$0.0346
ING VP Small Company Portfolio
Class I	NII	$0.1797
Class S	NII	$0.1430
All Classes	LTCG	$2.2719

Fund Name	Type	Per Share Amount
ING Opportunistic LargeCap Value Portfolio
Class ADV	NII	$0.1650
Class I	NII	$0.2739
Class S	NII	$0.2260
All Classes	LTCG	$2.1459
ING VP Intermediate Bond Portfolio
Class ADV	NII	$0.6238
Class I	NII	$0.7529
Class S	NII	$0.7188
All Classes	STCG	$0.2979
ING VP Money Market Portfolio
Class I	NII	$0.9281	(1)

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2008, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING VP Balanced Portfolio	19.02%
ING VP Growth and Income Portfolio	100.00%
ING Opportunistic LargeCap Growth Portfolio	100.00%
ING VP Small Company Portfolio	100.00%
ING Opportunistic LargeCap Value Portfolio	100.00%
ING VP Intermediate Bond Portfolio	0.54%

For the year ended December 31, 2008, the following are percentages of ordinary income dividends paid by the Portfolios that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING VP Growth and Income Portfolio	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

(1)  Per share amount has not been restated to reflect the stock split that occurred on October 7, 2008.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Registrants are managed under the direction of the Board. A director/trustee who is not an interested person of the Registrants, as defined in the 1940 Act, is an independent director/trustee ("Non-Interested Director/Trustee"). The Directors/Trustees of the Registrants are listed below. The Statement of Additional Information includes additional information about directors/trustees of the Registrants and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Registrants	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee(2)	Other Directorships held by Director/ Trustee
Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director/Trustee	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	39	Academy of Economics and Finance (February 2002 - Present).

Martin Gavin(*) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Director/Trustee	January 2009 - Present	President, Connecticut Children's Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children's Medical Center (January 2006 - May 2006).	39	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 73	Director/Trustee	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	39	None

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	Director/Trustee	June 1991 - Present	Retired. Formerly, Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004). Formerly, President, Thompson Enterprises (September 2004 - September 2005).	39	Mass Mutual Corporate and Participation Investors (April 1997 - Present); Mass Mutual Premier Series (December 2004 - Present); and Mass Mutual MML Series Investment Funds II (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Director/Trustee	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	39	None

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director/Trustee	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer Kaman Corporation (April 1973 - March 2008).	39	None

Directors/Trustees who are "Interested Persons:"

Shaun Mathews(3)(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Director/Trustee	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5)(November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); Chief Marketing Officer, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001- December 2003).	200	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(6), ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (December 2006 - Present).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Registrants	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee(2)	Other Directorships held by Director/ Trustee
Fredric (Rick) A. Nelson III(8) ING Investment Management 230 Park Avenue New York, New York 10169 Age: 52	Director/Trustee	December 2007 - January 2009	Chief Investment Officer, ING (April 2003 - January 2009)		None

(*)  Mr. Martin Gavin was appointed to the Board effective January 1, 2009.

(1)  Directors/Trustees serve until their successors are duly elected and qualified.

(2)  For the purposes of this table (except for Mr. Mathews), "Fund Complex" means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(3)  For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(4)  "Interested person," as defined in the 1940 Act, by virtue of this Director's/Trustee's affiliation with any of the Funds, ING or any of ING's affiliates.

(5)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(8)  Mr. Nelson resigned from the Board as of January 15, 2009.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Officers:

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); Chief Marketing Officer, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001- December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	April 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008) ING Life Insurance and Annuity Company (March 2006 - December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principle Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Ernest J. C'DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	June 2006 - Present	Chief Compliance Officer, ING Investments, LLC(2)(July 2008 - Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (July 2008 - Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 - Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 - Present), ING Funds Services, LLC(3) (April 2006 - Present), ING Funds Distributor, LLC(4) (July 2008 - Present), and Directed Services LLC(6) (July 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006) and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3)(February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); Tax Senior , ING Funds Services (January 2004 - March 2005); and Tax Senior, KPMG LLP (August 2002 - December 2003).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	September 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	June 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)  The officers hold office until the next annual meeting of the Director/Trustees and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Directed Services, LLC is the successor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the "Board") of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not "interested persons" of the fund (the "Independent Trustees"). Consistent with this requirement of the 1940 Act, the Board of ING VP Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a "Fund" and collectively, the "Funds") has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the "Advisory Agreement") with ING Investments, LLC (the "Adviser") and the sub-advisory agreement for each Fund (collectively, the "Sub-Advisory Agreements") with each sub-adviser of the Funds (the "Sub-Advisers"). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the "Agreements"), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2009, followed by specific considerations with respect to each portfolio series covered by this report (each, a "Portfolio").

Overview of the Review Process

At a meeting of the Board held on December 11, 2008, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through "soft dollar" benefits received in connection with the Funds' brokerage; (11) data comparing the performance of certain Funds against "static portfolios" of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser's mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser's programs for monitoring and enforcing compliance with the Funds' policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by independent legal counsel on behalf of the Independent Trustees.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Contracts Committee began the formal review process in July 2008 when it met separately with Goodwin Procter LLP, legal counsel for the Independent Trustees ("Independent Counsel"), to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses. The Contracts Committee then held meetings on October 15-16, 2008 and December 9-10, 2008, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel, throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2009, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds' policies and procedures for voting proxies, valuing the Funds' assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds' brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds' brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund's investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon a methodology approved by the Contracts Committee (each, a "Selected Peer Group"). The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods, where applicable, ending June 30, 2008 and the one-, three-, and five-year periods ending September 30, 2008. Summaries of selected portions of the performance information reviewed by the Board, together with the Board's conclusions regarding the performance of each Portfolio covered by this report, are set forth below under "Fund-by-Fund Analysis."

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as "management fees") and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund's management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm's-length basis. Summaries of selected portions of the fee and expense information reviewed with respect to each Portfolio covered by this report are set forth below under "Fund-by-Fund Analysis." After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm's-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all "retail" Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2007 and December 31, 2006 and the nine-month period ended September 30, 2008. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of "soft dollar" benefits from the Funds' brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund's Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund's management fee will decrease as a percentage of the Fund's total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2009, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ended September 30, 2008 and the management fees and expense data described below are as of June 30, 2008.

ING VP Balanced Portfolio

In evaluating the investment performance of ING VP Balanced Portfolio, the Board noted that the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date and one-year periods but underperformed for the three-year and five-year periods. The Board received performance information relating to a benchmark index of fixed income securities (the "FISB") and equity securities (the "ESB") from which the Board could calculate a composite benchmark index (the "Composite Benchmark") comprised of 60% ESB and 40% FISB. The Board noted that the Portfolio underperformed the Composite Benchmark for all periods presented. The Board considered the fact that the Portfolio is ranked in its Morningstar category in the second quintile for the most recent calendar quarter, year-to-date and one-year periods and in the fourth quintile for the three-year and five-year periods. The Board noted that the Sub-Adviser implemented a quantitative-based model for selecting stocks based on dynamic factor weightings to manage the equity portion of the Portfolio in 2008. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio of ING VP Balanced Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING BlackRock Global Science and Technology Portfolio

In evaluating the investment performance of ING BlackRock Global Science and Technology Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its benchmark index for the three-year period but underperformed for the most recent calendar quarter, year-to-date, one-year and five-year periods; and (3) the Portfolio is ranked in its Morningstar category in the first quintile for the most recent calendar quarter, year-to-date, one-year and three-year periods and in the second quintile for the five-year period. The Board concluded that the performance of the Portfolio is satisfactory.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In assessing the reasonableness of the management fee and expense ratio for ING BlackRock Global Science and Technology Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the portfolios in its Selected Peer Group. Additionally, the Board noted that in April 2008, ING Global Technology Portfolio merged with and into the Portfolio, and, in connection with the merger, the Adviser agreed to implement a lower expense cap for the Portfolio, which resulted in a management fee waiver of .03 of 1% (three basis points) of the Portfolio's average net assets.

ING Opportunistic LargeCap Growth Portfolio

In evaluating the investment performance of ING Opportunistic LargeCap Growth Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter but underperformed for the year-to-date, one-year, three-year and five-year periods; (2) the Portfolio underperformed its benchmark index for all periods presented; and (3) the Portfolio is ranked in its Morningstar category in the third quintile for the most recent calendar quarter, in the fourth quintile for the one-year, three-year and five-year periods and in the fifth quintile for the year-to-date period. The Board further noted that in November 2007 the Portfolio transitioned to a quantitative, opportunistic large-cap growth strategy. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Opportunistic LargeCap Growth Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Growth and Income Portfolio

In evaluating the investment performance of ING VP Growth and Income Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the one-year, three-year and five-year periods, but underperformed for the most recent calendar quarter and year-to-date periods; (2) the Portfolio outperformed its benchmark index for the one-year and five-year periods but underperformed for the most recent calendar quarter, year-to-date and three-year periods; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the one-year, three-year and five-year periods, in the third quintile for the year-to-date period and in the fourth quintile for the most recent calendar quarter. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING VP Growth and Income Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Small Company Portfolio

In evaluating the investment performance of ING VP Small Company Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its benchmark index for the year-to-date, one-year, three-year and five-year periods but underperformed for the most recent calendar quarter; and (3) the Portfolio is ranked in its Morningstar category in the first quintile for the year-to-date, one-year and three-year periods and in the second quintile for the most recent calendar quarter and five-year periods. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING VP Small Company Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Opportunistic LargeCap Value Portfolio

In evaluating the investment performance of ING Opportunistic LargeCap Value Portfolio, the Board noted that: (1) the Portfolio underperformed its Morningstar category median and its benchmark index for all periods presented; and (2) the Portfolio is ranked in its Morningstar category in the fourth quintile for all periods presented. The Board further noted that in November 2007 the Portfolio transitioned to a quantitative, opportunistic large-cap value strategy. The Board concluded that appropriate actions are being taken to improve the performance

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

of the Portfolio and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Opportunistic LargeCap Value Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Intermediate Bond Portfolio

In evaluating the investment performance of ING VP Intermediate Bond Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the five-year period but underperformed for the most recent calendar quarter, year-to-date, one-year and three-year periods; (2) the Portfolio underperformed its benchmark index for all periods presented; and (3) the Portfolio is ranked in its Morningstar category in the third quintile for the three-year and five-year periods and in the fourth quintile for the most recent calendar quarter, year-to-date and one-year periods. The Board noted that in July 2008 the Sub-adviser implemented a realignment of its fixed income portfolio management and research team in an effort to maximize fixed income research capabilities to better position the Portfolio for investment opportunities. The Board concluded that appropriate actions are being taken to improve the performance of the Portfolio and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Intermediate Bond Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Money Market Portfolio

In evaluating the investment performance of ING VP Money Market Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median and its benchmark index for all periods presented; and (2) although the Portfolio is not ranked by Morningstar, the Portfolio is ranked in its Lipper category in the first quintile for the year-to-date, one-year, three-year and five-year periods and in the second quintile for the most recent calendar quarter. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING VP Money Market Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group. The Board also noted that in 2008 the Adviser and its affiliates provided credit support with respect to certain impaired securities held by the Portfolio, which minimized deviations between the Portfolio's market-based and amortized cost-based net asset value per share during tumultuous market conditions.

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Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public
Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

  VPAR-ACAPAPADVIS  (1208-022609)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR.  Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $53,665 for year ended December 31, 2008 and $47,756 for year ended December 31, 2007.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,150 for year ended December 31, 2008 and $5,449 for year ended December 31, 2007.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $11,413 in the year ended December 31, 2008 and $3,760 in the year ended December 31, 2007.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)               Audit Committee Pre-Approval Policies and Procedures

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AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.                                         Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

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II.                                     Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.                                 Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.                                Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

4

not be supported in the Internal Revenue Code and related regulations.  The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.                                    Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.                                Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.                            Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

5

VIII.                        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.                                Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Date last approved:December 18, 2007

6

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee (1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

(1)                                 For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

7

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses		☒	Not to exceed $2,000 per course

8

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Tax training courses		☒	Not to exceed $2,000 per course during the Pre-Approval Period

(2)                                 For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

9

Service

	The Fund(s)	Fund Affiliates	Fee Range

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations

	☒		Not to exceed $50,000 during the Pre-Approval Period

10

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	☒	☒	Not to exceed $5,000 per Fund during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services
Dated:                                2008

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

12

EXHIBIT A

ING VP BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING GET FUND

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

13

(e) (2)     Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)            Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)           Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,826,535 for year ended December 31, 2008 and $218,860 for year ended December 31, 2007.

(h)           Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

14

Item 11.  Controls and Procedures.

(a)           Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)           There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as
EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

15

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING VP Intermediate Bond Portfolio

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 6, 2009

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 6, 2009

16